Filed pursuant to Rule 497

Registration File No. 333-214178

PROSPECTUS DATED AUGUST 17, 2017

VERSUS CAPITAL REAL ASSETS FUND LLC

Limited Liability Company Shares of Beneficial Interest

$25.00 per Share

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end investment management company that is operated as an interval fund.  Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).  The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets.  “Real Returns” are defined as total returns adjusted for the effects of inflation.

 Investment Strategies. The Fund will pursue this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”).  The Fund will invest in a select group of institutional investment funds exclusively focused on Real Asset Related Investments, as well as domestic and international public and private securities such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing).  The Fund will invest in institutional investment funds that accept investments on a continuous basis with quarterly or semi-annual repurchases.  Such continuously offered funds will have perpetual life terms that have no designated termination or liquidity date.  To a limited extent, the Fund may invest in certain closed-end institutional real asset funds that have minimums to close and maximum capital raise limitations (“targeted capital raises”), multi-year periods with limited or no liquidity (“investment lock-up periods”) and targeted termination or liquidity dates (“expected fund life terms”) (collectively with the continuously offered funds, the “Institutional Investment Funds”). The Fund may invest indirectly in properties located outside of the United States, including in any one non-U.S. country, which investments, in the aggregate, shall not exceed 50% of the Fund’s total assets.  The Fund may invest, either directly or indirectly, in the securities of non-U.S. issuers, including the securities of issuers located in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets.  This will allow the Fund to invest with a diverse group of managers across differing investment strategies, geographies and real asset classes.  The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct co-investments into timberland and agriculture/farmland assets.  The Fund will maintain voting control of the Subsidiary.  The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles.

Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. See “Calculation of Net Asset Value.”  For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies.  Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act.  For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary.

               The Sub-REIT’s board of directors will consist of the same members as the Fund’s Board. The Sub-REIT will have the same officers as the Fund. The Sub-REIT will not have operational employees as all investments will be made through a lease structure and the physical assets will be operated by lessees. Additionally, the Sub-REIT will engage external management companies for property-level oversight of its investments.  It will make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries of the Sub-REIT.  Such wholly-owned subsidiaries will be special purpose vehicles established as single member limited liability companies for each investment.

The total investment by the Fund in the Subsidiary, together with the Fund’s investments in the closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms, shall not exceed 25% of the Fund’s total assets. Additionally, the Fund will at no time invest more than 15% of its assets in securities that are either rated, or which have credit characteristics substantially the same as those rated below investment grade, also known as “junk.”  See “Investment Objective, Investment Strategies and Investment Features.”

The Adviser. The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2017 the Adviser managed in excess of $1.68 billion of assets.  The Adviser has also entered into certain sub-advisory agreements with certain institutional managers that are registered advisers under the Advisers Act. See “Management of the Fund – Securities Sub-Advisers.”

An investment in the Fund may be appropriate for long-term investors seeking to add real asset exposure to their overall investment portfolio.

This Prospectus applies to the offering of a single class of shares of beneficial interest of the Fund (the “Shares”).  The Fund will offer the Shares in a continuous offering.  The Shares will be offered at the Fund’s net asset value (“NAV”) per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund.  The NAV per Share is computed by dividing the Fund’s NAV by the total number of Shares outstanding at the time the determination is made.  The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Moreover, these securities are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Limited Liability Company Agreement of the Fund (as amended and restated from time to time, the “LLC Agreement”).

Interval Fund.  Shares are not redeemable.  The Fund is operated as an interval fund and, as such, has established a limited repurchase policy pursuant to Rule 23c-3 under the Investment Company Act.  Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarterly period the Fund will offer to repurchase no less than 5% of the outstanding Shares and not more than 25% of the Fund’s outstanding Shares, the Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund.  The Fund will make its first repurchase of its Shares pursuant to Rule 23c-3 under the Investment Company Act within 180 days from the date the Fund has achieved its goal of securing firm investment commitments in the amount of $200 million and consummates the sale of its Shares. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares, whenever such investor would prefer.  Such risk may be greater for investors expecting to sell their Shares in a relatively short period after completion of an initial public offering.  If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices.  For those investors that cannot bear risk of loss, investment in the Fund may not be suitable.  The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. See “Risk Factors – Shareholders Will Have Only Limited Liquidity.”

You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.  If you are able to sell your Shares, other than through the Fund’s repurchase policy, you will likely receive less than your purchase price.  The Fund does not intend to list its Shares on any securities exchange at the conclusion of the offering period, and the Fund does not expect a secondary market in the Shares to develop.  As a result of the foregoing, an investment in the Fund’s Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy, and an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

Shareholder Eligibility. Investment in the Fund involves substantial risks. Shares of the Fund will be sold to (i) institutional investors, including registered investment advisers (RIAs), banks, trust companies or similar financial institutions investing for their own account or for accounts for which they act as a fiduciary and have authority to make investment decisions (subject to certain limitations) and clients of such institutional investors that have accounts for which such institutional investors are bound by an applicable fiduciary standard, and (ii) the executive officers, directors or general partners of the Fund or the Adviser.  The minimum initial investment per institutional investor of the Fund (including, with respect to clause (i) above, cumulative investments of the clients of any institutional investor of the Fund) is $10 million and the minimum for those investors defined by clause (ii) above is $10,000.  The Adviser has the authority to waive the minimum investment requirements under certain circumstances.  See “Shareholder Eligibility.” Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.  Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

This Prospectus sets forth the information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (“SAI”), has been filed with the Securities and Exchange Commission (the “SEC”).  The table of contents of the SAI appears on page 72 of this Prospectus.  The SAI and the Fund’s financial statements, along with the accompanying notes and report of the Fund’s independent registered public accounting firm, are incorporated by reference into this Prospectus in their entirety. You can request a copy of the SAI or other information about the Fund without charge or make other shareholder inquiries by writing to the Fund at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111 or by calling 1-877-343-7916.  You can also obtain the SAI, the Fund’s annual and semi-annual reports and other information about the Fund on the Adviser’s website, located at www.versuscapital.com.  The SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website (http://www.sec.gov).

If you purchase Shares of the Fund, you will become bound by all terms and conditions of the LLC Agreement, a copy of which has been filed with the SEC as Exhibit Ex-99.b to this Prospectus and is appended to this Prospectus as Appendix A and which can also be obtained without charge by written request to the Fund at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111 or by calling 1-877-343-7916.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

OFFERING PROCEEDS

	Price to Public(1)	Sales Load(2)	Proceeds to the Fund(3)
Shares	$25.00	$0.00	$450,000,000

(1)

Shares are offered on a best efforts basis and will be continuously offered at a price equal to the NAV per Share.  Shares carry no sales load so the price to public will equate to the proceeds to the Fund.

(2)	Investments in Shares are not subject to a “sales load,” as defined in the Investment Company Act. See “Plan of Distribution.”
(3)

Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act and facilitates the distribution of the Shares.  The Fund, the Adviser and/or the Distributor may authorize one or more financial intermediaries that provide custodian and/or clearing services for institutional investors (e.g., banks, brokerages, trusts, etc., collectively referred to as “Intermediaries” and individually as “Intermediary”) to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate certain Intermediaries providing such ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders.  These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s shares over other potential investments that may also be appropriate for the clients of such Intermediaries. These payments may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. There is no limit on the amount of such compensation paid by the Adviser to the Intermediaries, subject to the limitations imposed by FINRA. Such Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice.  Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

 You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of securities in any state where the offer is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus.  It does not contain all of the information that may be important to you and your investment decision.  You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”).  In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Versus Capital Real Assets Fund LLC.

The Fund                                                   Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end investment management company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such shares will be listed on a public exchange, and therefore should be treated by investors as an illiquid investment (see “Risk Factors” below in this Prospectus).  The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Adviser                                                      The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  See “Management of the Fund – Adviser and Investment Management Fee.”  As of June 30, 2017 the Adviser managed in excess of $1.68 billion of assets in an investment company registered under the Investment Company Act named Versus Capital Multi-Manager Real Estate Income Fund LLC.

                                                                    In order to execute certain investment strategies involving the Real Asset Securities (as defined below), the Adviser may enter into sub-advisory agreements with certain institutional managers that are registered advisers under the Advisers Act (“Securities Sub-Advisers”).  Such sub-advisory agreements shall only be effective upon approval of the Fund’s Board of Directors (the “Board”) and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act.  The Adviser has entered into such sub-advisory agreements, which have each been approved by the Board and the Fund’s sole shareholder, with the following Securities Sub-Advisers: Brookfield Investment Management Inc. (“Brookfield”), Lazard Asset Management LLC (“Lazard”) and AMP Capital Investors (US) Limited (“AMP Capital”). See “Management of the Fund – Securities Sub-Advisers.” As of June 30, 2017, each of Brookfield, Lazard and AMP Capital and their respective affiliates managed approximately $250 billion, $200 billion and $120 billion of assets, respectively.

The Offering                                             The Fund is offering up to $450,000,000 of shares of beneficial interest of the Fund (collectively, the “Shares”).  The Fund is offering Shares on a continuous basis at the Fund’s net asset value (“NAV”) per Share.  The NAV per Share is computed by dividing the Fund’s NAV by the total number of Shares outstanding at the time the determination is made.

                                                                    Shares of the Fund will be sold to (i) institutional investors, including registered investment advisers (RIAs), banks, trust companies or similar financial institutions investing for their own account or for accounts for which they act as a fiduciary and have authority to make investment decisions (subject to certain limitations) and clients of such institutional investors that have accounts for which such institutional investors are bound by an applicable fiduciary standard, and (ii) the executive officers, directors or general partners of the Fund or the Adviser.  The minimum initial investment per institutional investor of the Fund (including, with respect to clause (i) above, cumulative investments of the clients of any institutional investor of the Fund) is $10 million and the minimum for those investors defined by clause (ii) above is $10,000.  The Adviser has the authority to waive the minimum investment requirements under certain circumstances.  See “Shareholder Eligibility.” Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.  Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

The Fund may close at any time to new investors and, during such closings, dividend reinvestment and additional or new Share purchases may only be executed by institutions that are existing shareholders and their clients.  The Fund may re-open to new investors and subsequently close again to new investors at any time at the discretion of the Adviser.  Any such opening and closing of the Fund will be disclosed to the investors via a supplement to this Prospectus.

Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares.  Before any institutional investor, any of such institutional investor’s clients or any non-institutional investor is able to invest, the Adviser must provide its approval.  The Adviser and the Fund, jointly and severally, reserve the right to reject any orders for any reason.

Interval Fund                                            Shares are not redeemable.  The Fund is operated as an interval fund and, as such, has established a limited repurchase policy pursuant to Rule 23c-3 under the Investment Company Act.  Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarterly period the Fund will offer to repurchase no less than 5% of the outstanding Shares and not more than 25% of the Fund’s outstanding Shares, the Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. The Fund will make its first repurchase of its Shares pursuant to Rule 23c-3 under the Investment Company Act within 180 days from the date that the Fund has achieved its goal of securing firm investment commitments in the amount of $200 million and consummates the sale of its Shares.  As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares, whenever such investor would prefer.  The Fund is intended for long-term investors and the liquidity risk may be greater for investors expecting to sell their Shares in a relatively short period after purchase.  If and to the extent that a public trading market ever develops for the Shares, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices.  For those investors that cannot bear risk of loss, investment in the Fund may not be suitable.  The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. See “Risk Factors – Shareholders Will Have Only Limited Liquidity.”

Use of Proceeds                                        The proceeds of this offering of Shares will be up to $450,000,000.  There is no assurance that the Fund will raise the full amount.  The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy.  See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

Investment Objective and

Investment Strategies                               The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets.  “Real Returns” are defined as total returns adjusted for the effects of inflation.

The Fund will pursue this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”).  The Fund will invest in a select group of institutional investment funds exclusively focused on Real Asset Related Investments, as well as domestic and international public and private securities such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing).  The Fund will invest in institutional investment funds that accept investments on a continuous basis with quarterly or semi-annual repurchases.  Such continuously offered funds will have perpetual life terms that have no designated termination or liquidity date (“perpetual life terms”).  To a limited extent, the Fund may invest in certain closed-end institutional real asset funds that have minimums to close and maximum capital raise limitations (“targeted capital raises”), multi-year periods with limited or no liquidity (“investment lock-up periods”) and targeted termination or liquidity dates (“expected fund life terms”) (collectively with the continuously offered funds, the “Institutional Investment Funds”). The Fund may invest indirectly in properties located outside of the United States, including in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets.  The Fund may invest, either directly or indirectly, in the securities of non-U.S. issuers, including the securities of issuers located in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets. Additionally, the Fund will at no time invest more than 15% of its assets in securities that are either rated, or which have credit characteristics substantially the same as those rated below investment grade, also known as “junk.”  This will allow the Fund to invest with a diverse group of managers across differing investment strategies, geographies and real asset classes.

The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct co-investments into timberland and agriculture/farmland assets.  The Fund will maintain voting control of the Subsidiary.  The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. See “Calculation of Net Asset Value.” For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary.  The total investment by the Fund in the Subsidiary, together with the Fund’s investments in the closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms, shall not exceed 25% of the Fund’s total assets.

The Sub-REIT’s board of directors will consist of the same members as the Fund’s Board. The Sub-REIT will have the same officers as the Fund. The Sub-REIT will not have operational employees as all investments will be made through a lease structure and the physical assets will be operated by lessees. Additionally, the Sub-REIT will engage external management companies for property-level oversight of its investments.  It will make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries of the Sub-REIT.  Such wholly-owned subsidiaries will be special purpose vehicles established as single member limited liability companies for each investment.

Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to U.S. and non-U.S., public and private investments in the following real asset classes: (i) “Infrastructure”; (ii) “Timberland”; and (iii) “Agriculture/Farmland.”  The Fund will invest no more than 15% of its assets in Institutional Investment Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act and do not otherwise invest through real estate investment trusts (“REITs”) that would qualify for exemption under Section 3(c)(5) of the Investment Company Act.  Additionally, the Fund will not invest in Institutional Investment Funds that hold themselves out or otherwise operate as “hedge funds.”

The Fund does not plan to borrow funds or otherwise issue debt or preferred securities during the twelve-month period from the date the Fund initially offers its Shares.

Infrastructure.  Infrastructure assets provide essential facilities and services supporting economic productivity. These may include, among other asset types, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses).  These assets share certain investment features that may be attractive as part of an overall diversified portfolio, including: (i) stable and predictable income and cash flow with low return correlations to traditional asset classes such as public equities and fixed income; (ii) inelastic demand for their use as essential assets for a functioning society; (iii) minimal operating risk; and (iv) monopolistic characteristics with high barriers to entry.  In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts.  Owners of such assets in many cases have the ability to increase such rates or fees at some level linked to inflation or economic growth. The Infrastructure investments can be made through Institutional Investment Funds, separate accounts, co-investments, and/or public companies that invest in and/or operate such assets.

Timberland.  Timberland investment is the acquisition and management of forest assets for the purpose of producing a financial return. The two main subclasses of investments relating to timberland are tree farms and managed natural forests.  Timberland investments provide revenue generation from multiple sources, including harvesting, leasing and usage fees.  Additionally, they provide potential for appreciation on both the value of the underlying land purchased, as well as the value of the timber on that land.  Timberland as an investment class has historically offered a potential inflation hedge as wood-based products permeate a multitude of sectors across the global economy and portfolio diversification through low return correlation to the overall public equity and debt markets.  The Timberland investments can be made through Institutional Investment Funds (including private REITs), separate accounts, co-investments, and/or public companies that invest in properties that are leased to timberland operators or operated by such REIT managers.

Agriculture/Farmland.  Agriculture/Farmland investments consist of direct investments in rural land, along with crop and livestock assets that produce food, fiber, and energy. Agriculture/Farmland investments focus on the productive capacity of the land base, and returns are based on the biological growth of crops and livestock, as well as appreciation of land and related assets.  Agriculture/Farmland investments are classified into three general categories: (i) row crop investments which include annual crops such as corn, soybeans, cotton, wheat and rice; (ii) permanent crop investments which include perennial crops such as fruit and nut, which have both pre-productive and mature periods; and (iii) livestock investments which include land leased to local operators for grazing or direct livestock ownership and operation  Sources of return include an income component from leasing fees, land prices and the price of the underlying commodities.  The Fund’s investment strategy will focus on portfolio investments targeting returns from leasing, fees and land values.  Agriculture/Farmland investments have shown historical returns with a positive correlation to inflation, a low or negative correlation to public equities and debt, and low volatility in their return profile with stable income attributes.  Agriculture/Farmland investments can be made through Institutional Investment Funds (including private REITs), separate accounts, co-investments and/or public companies that invest in properties that are leased to farmers and used to grow crops or manage livestock.

Securities.  As noted above, the Fund, in addition to investing in Institutional Investment Funds, will invest in public and private securities relating to the three real asset classes described above (the “Real Asset Securities”).  The public securities will include, but will not be limited to, exchange traded funds (“ETFs”), index mutual funds (“Index Funds”), and baskets of public securities tied to indices that capture the global opportunity set of listed companies engaged in production related to the real asset categories described above.  The private securities shall consist of debt securities held either directly or through an Institutional Investment Fund. In order to execute certain investment strategies involving the Real Asset Securities, the Adviser may enter into sub-advisory agreements with Securities Sub-Advisers. Such sub-advisory agreements shall only be effective upon approval of the Fund’s Board of Directors (the “Board”) and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act. The Adviser has entered into such sub-advisory agreements, which have each been approved by the Board and the Fund’s sole shareholder, with the following Securities Sub-Advisers: Brookfield, Lazard and AMP Capital. See “Management of the Fund – Securities Sub-Advisers.”  In certain circumstances or market environments, the Fund may reduce its investment in Real Asset Securities and hold a larger position in cash or cash equivalents. See “Investment Objective and Investment Strategies.”

Selection of Institutional Investment

Funds and Securities Sub-Advisers        The Adviser follows certain general guidelines when reviewing and selecting investments for the Fund.  See “Investment Objective and Investment Strategies – Selection of Institutional Investment Funds and Securities Sub-Advisers.”  Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and the selection of investments is a fundamentally subjective process.  The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser.  There can be no assurance that the Adviser will be able to access investments that can enable the Fund to meet its objective.  None of the Institutional Investment Funds or the Securities Sub-Advisers will have affiliations or arrangements with the Fund or the Adviser.

Other than regulatory limitations applicable to operating as a RIC under the Code, as a non-diversified investment company the Adviser is not bound by any fixed criteria in allocating assets to public or private securities investments.  The underlying Institutional Investment Funds may have flexibility to employ leverage, as permitted within the operative documents for their investment vehicle.  See “Risk Factors – Institutional Investment Funds May Have Heavily Concentrated Investment Holdings” and “The Fund’s Use of Leverage Involves Risk of Loss.”  The Adviser will consider investing in Real Asset Related Investments that pursue a wide range of investment strategies in the manner the Adviser deems appropriate and pursuant to the Fund’s investment policy.

The current investment guidelines, developed by the Adviser, are as follows:

Investment Review.  The Adviser’s process for evaluating investments emphasizes the performance and consistency of the management team for an Institutional Investment Fund, the investment manager’s investment approaches and processes, the mechanics and structure for entering and exiting the investment, the overall cost of the investment, the fundamentals of a real asset portfolio and the market pricing for an investment or asset.  Similarly, when evaluating a Securities Sub-Adviser, the Adviser evaluates the management team, the investment team team’s approach to top down research and analysis, as well as bottom up investment review, and the adherence and consistency of investment strategy across the investment team and the firm.

Selection Process for the Fund’s Investments, the Institutional Investment Funds and the Securities Sub-Advisers.  The Adviser seeks to conduct a multi-step process for review and evaluation of each potential Institutional Investment Fund and Securities Sub-Adviser.  This process is tailored to each investment strategy and typically includes: (i) a review process of the historical track record of the investment manager and the potential Institutional Investment Fund or of the potential Securities Sub-Adviser and its investment strategies; and (ii) an interview with the management team, with respect to the potential Securities Sub-Adviser, purchasing the assets or, with respect to the investment manager, operating the potential Institutional Investment Fund.  The goal of the due diligence process is to evaluate:  (i) the background of the manager’s firm and its respective team; (ii) the infrastructure of the manager’s research, evaluation and investment procedures; (iii) the manager’s strategy and method of execution; (iv) the structure and tax treatment of the investment or investment vehicle; and (v) the manager’s risk control and portfolio management processes.

By combining historical quantitative analysis with a sound knowledge of certain key qualitative manager attributes, the Adviser will attempt to evaluate the real asset strategies and the potential of the Institutional Investment Funds or public security investment strategies of the Securities Sub-Advisers to generate sustainable, positive, risk-adjusted real returns under a wide variety of market conditions.

Monitoring the Fund’s Investments, the Institutional Investment Funds and the Securities Sub-Advisers.  Once an investment or an investment vehicle or Securities Sub-Adviser is selected, the Fund and the Adviser will continue to review the performance of the Fund’s investments.  The Adviser and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in investments that provide reports that will enable them to monitor their overall performance, sources of income, asset valuations and liabilities. The Fund and the Adviser expect to monitor the investments, the Institutional Investment Funds and the Securities Sub-Advisers through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time, as applicable. The Adviser will evaluate regularly each investment manager and its Institutional Investment Fund to determine whether its investment program is and remains consistent with the Fund’s investment objective and whether the investment’s performance is satisfactory.

The Adviser may engage third party research and data gathering services in support of its efforts to review, select and monitor the Securities Sub-Advisers, the Institutional Investment Funds and the managers supporting those funds.

Risk Management Techniques                The Fund does not intend to invest in derivatives or utilize derivatives. The Fund will not sell securities short and may not write uncovered options.  All public securities strategies may only use long-only or buy and hold investment strategies, and will be restricted from selling securities short and writing uncovered options.

Borrowing/ Lending                                 The Fund has the option to borrow.  In each case, the amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the Investment Company Act) of at least 300%.  If the Fund does borrow, the Fund may seek to use commercial paper, a bank loan secured by the liquid securities of the Fund and/or other borrowing available to the Fund.  Any borrowing at the Fund level will be in addition to financial leverage that an Institutional Investment Fund may use as part of its capital structure.  The interest on borrowing by the Fund will be at prevailing market rates, to the extent the Fund borrows.  See “Risk Factors – The Fund’s Use of Leverage Involves Risk of Loss.” The Fund will not lend its portfolio securities for purposes of generating additional income or otherwise.

                                                                    The Fund does not plan to borrow funds or otherwise issue debt or preferred securities during the twelve month period from the date the Fund initially offers its Shares.

Potential Benefits of Investing

in the Fund                                                Investing in the Fund may enable shareholders to invest with a number of institutional asset managers without incurring the high minimum investment requirements that Institutional Investment Funds typically impose on shareholders.  Furthermore, investing in the Fund also provides the opportunity to indirectly access private Real Asset Related Investments, including Infrastructure, Timberland and Agriculture/Farmland.  Investing in the Fund may be appropriate for long-term investors seeking to add such real asset exposure to their overall investment portfolio.

In addition to benefiting from the individual investment strategies of institutional asset managers managing the Institutional Investment Funds, the Fund as a whole may achieve the benefits of diversification by investing in public securities, including but not limited to ETFs, Index Funds, baskets of public securities tied to indices that capture the global opportunity set of listed companies engaged in production related to these real asset categories, or by engaging Securities Sub-Advisers.  The Fund is a non-diversified investment company under the Investment Company Act and is therefore subject to the non-diversification requirements under the Investment Company Act. The Adviser intends to reduce the volatility inherent in a direct investment with a single institutional asset manager or single strategy by investing in a portfolio of Institutional Investment Funds and public securities that provides diversification by geography, asset type and manager.  See “Risk Factors – The Fund is Non-Diversified.”

Board of Directors                                    The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  A majority of the Directors are not “interested persons” of the Fund, the Adviser, the Distributor, the Securities Sub-Advisers or their designees, or any affiliates of any of the foregoing, as defined by the Investment Company Act (the “Independent Directors”).  See “Management of the Fund – Independent Directors.”

Investment Management Fee                  The Fund will pay the Adviser a quarterly fee (the “Investment Management Fee”) at an annual rate of 1.15% of the NAV, which will accrue daily on the basis of the average daily NAV of the Fund.  The Investment Management Fee will be paid to the Adviser out of the Fund’s assets. The Investment Management Fee is in addition to the asset-based fees charged by the Institutional Investment Funds on the underlying portion of the Fund’s assets invested in such Institutional Investment Funds. See “Summary of Fund Expenses.” The Adviser may pay from its Investment Management Fee certain amounts, determined in its sole discretion, that may be necessary to obtain certain consulting and research assistance in the evaluation of the Institutional Investment Funds. The Adviser will pay the Securities Sub-Advisers from its Investment Management Fee. Pursuant to the sub-advisory agreements that the Adviser has entered into, the Adviser will pay each of Brookfield, Lazard and AMP Capital an annual fee of up to 0.60% of the average daily NAV of the Fund assets which each such Securities Sub-Adviser manages.  Because the Investment Management Fee is calculated based on the Fund’s daily NAV and is paid out of the Fund’s assets, it reduces the NAV of the Shares.  See “Management of the Fund – Adviser and Investment Management Fee.”  The Investment Management Fee is payable in arrears on a quarterly basis.

The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level.  These arrangements will be at the sole discretion of the Adviser and may be terminated at any time.  The Fund shall not accrue and will not reimburse the Adviser for any such waivers.  The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the “Summary of Fund Expenses.” See “Management of the Fund – Adviser and Investment Management Fee.”

There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets to Institutional Investment Funds and the Securities Sub-Advisers acting as sub-advisers.  This conflict of interest arises because the amount of overall time, expense and other resources expended to select and monitor Securities Sub-Advisers may be less than what is expended to select and monitor Institutional Investment Funds.  The Adviser does not believe that its overall cost and expense will differ materially between selecting and monitoring Institutional Investment Funds or execution of its public securities strategies. However, given that the Adviser is compensating the Securities Sub-Advisers from its Investment Management Fee, the Adviser may be economically motivated to allocate less capital to public securities.  Nevertheless, the Board will have procedures in place to monitor these potential conflicts of interest and any effect they may have on the Fund.

Other Fees and Expenses                         BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) performs certain administrative, accounting and transfer agency services for the Fund.  In consideration for providing such services, the Fund pays BNY Mellon annual fees of approximately 0.20%, assuming the anticipated weighted average proceeds from the offering of approximately $200 million over the Fund’s fiscal year. See “Summary of Fund Expenses.”  This includes certain minimum payments for services provided.  All such fees shall accrue daily on the basis of the average daily NAV of each shareholder’s Shares and will be paid periodically.

The Fund will bear all expenses incurred in the business of the Fund and the shareholders will indirectly bear all expenses incurred in the business of the Institutional Investment Funds.  See “Management of the Fund – Other Expenses of the Fund” and “Summary of Fund Expenses.”

The Fund will pay the asset-based fees charged by the Institutional Investment Funds and fees associated with the specified portion of the Fund’s assets invested in public securities through ETFs. Many of the Institutional Investment Funds will simply charge an asset management fee on the net asset value of the Fund’s investment.  The Institutional Investment Funds are not hedge funds and will not be subject to traditional “carried interest” costs seen in hedge fund investments; however, the Fund may invest in funds that assess a fee that is charged as an additional performance fee and applied as a percentage share of the returns in excess of a minimum hurdle rate of return to the investors (net of any management fees). As noted in the “Summary of Fund Expenses” table below, such performance fees may typically be in the range of 10% to 15% of any such Institutional Investment Fund’s realized and, in certain cases, unrealized annual returns that are in excess of a minimum annual return of 6% to 8% provided to the investors of such Institutional Investment Fund before the fund manager might share in any returns.  In many cases such fees are structured as a flat percentage fee with no catch-up provision and are capped at a certain dollar amount or percentage of net asset value.  See “Management of the Fund – Other Expenses of the Fund” and “Summary of Fund Expenses.”

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund (the “Expense Limitation Agreement”) for a one year period following the date the Registration Statement is declared effective (the “Limitation Period”) which limits the amount of expenses borne by the Fund to an amount not to exceed 0.30% per annum of the Fund’s net assets (the “Expense Cap”).  The Adviser will pay the initial and ongoing organizational and offering costs on behalf of the Fund. There is no recoupment of these expenses.  The following expenses are not included in the Expense Cap: (i) the Investment Management Fee, including any sub-advisory fees that are paid therefrom; (ii) fees of the Institutional Investment Funds in which the Fund invests; (iii) brokerage and distribution costs and expenses; (iv) interest payments; (v) extraordinary expenses; and (vi) taxes.  During the Limitation Period, in the event that the Fund bears Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund and the Adviser may not recoup these reimbursements from the Fund.

Other Payments Made By the

Adviser and/or the Distributor                The Fund, the Adviser and/or the Distributor may authorize one or more financial intermediaries that provide custodial and/or clearing services for the Fund’s institutional investors (e.g., banks, brokerages, investment advisers, trusts, financial industry professionals, etc., collectively referred to as “Intermediaries” and individually as “Intermediary”) to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate the Intermediaries providing such ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders.  These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s shares over other potential investments that may also be appropriate for the clients of such Intermediaries.  These payments may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. There is no limit on the amount of such compensation paid by the Adviser to the Intermediaries, subject to the limitations imposed by FINRA. Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.

The aggregate amount of these payments may be substantial and may include amounts that are sometimes referred to as “revenue sharing” payments.  Because these revenue sharing payments are paid by the Adviser and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.  The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the Intermediaries, the expected level of assets or sales of Shares, the placing of the Fund on a recommended or preferred list and/or access to a Intermediary’s personnel and other factors.  Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided.  Shareholders should inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.  See “Plan of Distribution – Other Payments Made By the Adviser, the Distributor and/ or its designee.”

Shareholder Suitability                            Investing in the Fund involves a considerable amount of risk.  Shareholders may lose money or their entire investment in the Fund.  Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame.  Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund should be considered to be an illiquid investment.  You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund.  In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the Limited Liability Company Agreement of the Fund (as amended and restated from time to time, the “LLC Agreement”), the Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, however limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares each quarterly period.  See “Risk Factors – Shareholders Will Have Only Limited Liquidity.”

Distribution Policy and Dividend

Reinvestment Plan                                   Although the Fund cannot state with certainty when distributions will commence, once the Fund’s initial distribution has been made, the Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year through regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments.  In addition, the Fund may make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by the Institutional Investment Funds and capital gains earned by the Fund from the disposition of the Institutional Investment Funds, together with any dividends or interest income earned from such investments.  The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.  Such distributions can be classified as ordinary income, qualified dividends, capital gains, return of capital or some combination thereof, and each classification shall be taxed differently on a shareholder’s tax returns.  The portion of the dividends classified as a return of capital is not currently considered taxable income, however, such return of capital shall reduce a shareholder’s cost basis in its investment and potentially increasing such shareholder’s taxable gain upon sale of its shares.  See “Taxes.”

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy.  A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification.  Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Intermediary that sold such shareholder his, her or its Shares, who will inform the Fund).  Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date.  A shareholder’s initially purchased Shares will not be subject to a “sales load,” as defined in the Investment Company Act (“Sales Load”), nor shall there be other charge for Shares issued upon reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.  The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.  See “Taxes” and “Description of Shares.”

Quarterly Repurchases of Shares            The Fund provides liquidity through a quarterly repurchase policy pursuant to Rule 23c-3 under the Investment Company Act.  The Fund’s fiscal year ends on the last day of March each year.  Once each fiscal quarter, the Fund will offer to repurchase at NAV no less than 5% of each outstanding Shares, unless such offer is suspended or postponed in accordance with regulatory requirements.  The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities.  Shareholders will be notified in writing of each quarterly repurchase offer (each, a “Repurchase Offer”) and the date the Repurchase Offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of business typically as of the Repurchase Request Deadline, but no later than the 14th day after the Repurchase Request Deadline (each, a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is expected to be approximately 30 days, but may vary from no more than 42 days to no less than 21 days. Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all shareholder repurchase requests and may require certain additional information.  In addition, certain clearing houses may require shareholders to submit repurchase requests only on the Repurchase Request Deadline.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account no more than 3 days after the Repurchase Pricing Date (the “Repurchase Payment Date”).  The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion, (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  See “Quarterly Repurchases of Shares.”

The Fund may also repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares.  See “Quarterly Repurchases of Shares.”

Taxation                                                    The Fund has elected to be treated as a RIC under the Code.  As a RIC, the Fund expects that it will not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares.

While the Fund is considered a non-diversified fund within the meaning of the Investment Company Act, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to “look through” to the character of the income, concentrations of any issuer’s securities and investments held by the Institutional Investment Funds or managed in the Fund’s public securities portfolio.  However, unlike registered investment companies, Institutional Investment Funds are not obligated by regulation to publicly disclose the contents of their portfolios.  Any lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the allocation of its assets, and otherwise comply with the Code, and ultimately may limit the universe of Institutional Investment Funds in which the Fund can invest.  In order to ensure compliance with all applicable regulatory requirements, the Fund will seek Institutional Investment Funds that utilize a private REIT and private taxable corporation investment structure for federal tax purposes under the Code, for the direct and indirect ownership of real assets.  In most instances, the Institutional Investment Funds will accept subscriptions on a continuous basis, have quarterly repurchases and do not have a defined termination date.  In addition, the Adviser may delegate to the Securities Sub-Advisers the management of a designated portion of the Fund’s assets for investment in Real Asset Securities.

The Fund expects to receive information from each Institutional Investment Fund regarding its investment performance on a regular basis.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund may be subject to the payment of financial penalties as outlined in the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”).  If the penalties are not paid or if it fails to meet the RIC income or asset requirements under the Code by more than a de minimis amount or such failure was not due to reasonable cause, the fund could lose its RIC tax status and the Fund would become subject to corporate taxation rates.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  See “Taxes” and, in the SAI, “Tax Aspects.”

Risk Factors                                              Investing in the Fund is subject to a high degree of risk.  Risks of investing in the Fund, or in an investment vehicle managed by institutional asset managers utilized by the Fund, include, but are not limited to, those outlined below.  See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail.  You should consider carefully the risks before investing in the Shares.  You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs. The success of the Fund depends in large part upon the ability of the Adviser to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objectives.  Although the Adviser expects to monitor the institutional asset managers to which the Fund allocates its capital, it is always possible that a number of the institutional asset managers might take substantial positions in the same instruments or markets at the same time, thereby causing unintended concentration or increased non-diversification of the Fund’s portfolio. The Fund may also be required to indemnify certain of the Institutional Investment Funds and/or Securities Sub-Advisers from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Institutional Investment Fund’s subscription documents or Securities Sub-Advisers management agreement and certain acts or omissions relating to the offer or sale of the Fund’s Shares.

Conflicts of Interest.  The Adviser, the asset managers managing Institutional Investment Funds, the Securities Sub-Advisers and their respective affiliates manage the assets of and/or provide advice to registered investment companies, Institutional Investment Funds and individual accounts (collectively, “Institutional Clients”), as well as to the Fund.  The Fund has no interest in the activities of the other Institutional Clients.  In addition, the Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.  However, there are no affiliations or arrangements between the Institutional Clients, the Institutional Investment Funds, the managers of such funds and the Securities Sub-Advisers.

The Fund is Newly Organized.  The Fund is a newly formed entity with no operating history upon which prospective investors may evaluate the Fund’s potential performance.

Fund Capitalization.  There is a risk that the amount of capital actually raised by the Fund may be insufficient to achieve profitability and meet its investment objectives.  An inability to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

The Fund is Non-Diversified.  The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Shareholders Will Have Only Limited Liquidity.  Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop.  Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund’s repurchase policy.  Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the shares outstanding on the Repurchase Request Deadline.  There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer.  Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors, as permitted by the Investment Company Act and other laws.  See “Quarterly Repurchases of Shares.”

Approval of Sub-Advisory Relationships.  The Fund and the Adviser have entered into sub-advisory relationships with certain Securities Sub-Advisers (separate from the asset managers of the Institutional Investment Fund) to sub-advise on average between 25% and 50% of the Fund’s assets to be invested in Real Asset Related Investments when the Fund is fully invested.  Such relationships will be entered into only upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act.  If the Adviser seeks to replace or add a Securities Sub-Adviser acting as a sub-adviser to the Fund, the Adviser must obtain shareholder approval for any new Securities Sub-Adviser identified as an attractive candidate for a sub-advisory relationship.  If such approval is not obtained, as required under the Investment Company Act, there can be no assurance that the Fund or the Adviser will be able to retain attractive candidates to sub-advise the Fund’s assets to be invested in Real Asset Related Investments.

Once the Adviser Has Selected Certain Securities Sub-Advisers and Institutional Investment Funds, the Adviser Will Have No Control Over Their Individual Investment Decisions.  Although the Fund and the Adviser will evaluate regularly each Institutional Investment Fund and its manager and each Securities Sub-Advisers to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, the Adviser will not have any control over the investments made by a Securities Sub-Adviser or an Institutional Investment Fund.  Even though Institutional Investment Funds are subject to certain constraints, the managers may change certain aspects of their investment strategies.  The asset managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for the Institutional Investment Fund).  The Adviser may reallocate the Fund’s investments among the Institutional Investment Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Institutional Investment Funds.  Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Institutional Investment Funds that are poorly performing or have otherwise had adverse changes.  The Adviser will be dependent on information provided by the Institutional Investment Fund, including their quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Competition Between Institutional Investment Funds and Between the Fund and Institutional Investment Funds.  The Institutional Investment Funds may trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit).  Also, the Fund’s investments in any particular Institutional Investment Fund could increase the level of competition for the same trades that other Institutional Investment Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

The Institutional Investment Funds Will Be Neither Subject to the Investment Company Act Nor Publicly Traded, and as a Result the Fund’s Investments in such Institutional Investment Funds They Will Not Be Subject to Certain Protections Afforded to Investors Under the Investment Company Act.  These protections include, but are not limited to, certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the institutional asset managers and leverage limitations.

The Value of the Fund’s Investments May Be Difficult to Ascertain and the Valuations Provided in Respect of the Institutional Investment Funds Will Likely Vary From the Amounts the Fund Would Receive Upon Withdrawal of its Investments.  While the valuation of the Fund’s publicly-traded portfolio securities are more readily ascertainable, the Fund’s ownership interest in Institutional Investments Funds are not publicly traded and the Fund may depend on the appraisers, service providers and the institutional asset manager to an Institutional Investment Fund to provide a valuation of the Fund’s investment.  Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value.  Accordingly, there can be no assurance that the NAV of the Fund, as calculated based on such valuations, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property.

Investors in the Fund Will Be Subject to the Costs and Expenses of the Fund and the Institutional Investment Funds in which the Fund Invests.  By investing in the Institutional Investment Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and at the Institutional Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Institutional Investment Fund.  The Fund may also invest in Institutional Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees.  In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.

Risks Relating to Current Interest Rate Environment. Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014.  In December of 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate.  The Federal Reserve Board increased the federal funds rate again in December of 2016.  However, as a result of the recent presidential election and the uncertainty surrounding the economic policies of the new administration, the Federal Reserve Board may reassess whether and how quickly to raise interest rates in the future.  If interest rates do increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates.  A decline in the value of such investments would result in a decline in the net asset value of the Fund’s Shares.  Additionally, a rise or potential rise in interest rates may result in periods of increased volatility and could cause Fund investors to tender Fund Shares for repurchase at its regularly scheduled repurchase intervals.  The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases.  An increase in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets.  To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

Restricted and Illiquid Investments Involve Risk of Loss.  Securities Sub-Advisers and the asset managers managing the portfolios of the Institutional Investment Funds may be unable to sell restricted and other illiquid securities or Real Asset Related Investments at the most opportune times or at prices approximating the value at which they purchased such securities or Real Asset Related Investments.  In addition, the Fund’s interests in the Institutional Investment Funds are subject to substantial restrictions on transfer.  The Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from Institutional Investment Funds which may be delayed, suspended altogether or not possible.

Institutional Investment Funds May Have Heavily Concentrated Investment Holdings.  An Institutional Investment Fund, from time to time, may invest a substantial portion of its assets in a particular asset type, geographic location or securities instrument.  As a result, the investment portfolios of the Institutional Investment Funds and the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument.

Risks of Investing in Infrastructure.  An investment in the Fund is subject to certain risks associated with the Institutional Investment Funds’ ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Institutional Investment Funds. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of infrastructure investments to decline and negatively affect the Institutional Investment Funds’ and the Fund’s returns.

Risks of Investing in Timberland.  An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber-related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Institutional Investment Funds.

Risks of Investing in Agriculture/Farmland.  Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

General Market Fluctuations May Affect the Fund’s Returns.  The Fund’s investments in Institutional Investment Funds and Real Asset Related Investments may be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.  The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Timberland, agriculture/farmland and infrastructure assets, as well as Real Asset Related Investment, values may experience greater volatility during periods of challenging market conditions, which periods may be similar to or worse than the conditions experienced from late 2007 through 2009.

Risks Related to a Conversion From A Continuously Offered Interval Fund to Exchange-Listed Fund.  The Fund’s Board has adopted a fundamental policy pursuant to which the Fund may terminate its status as continuously offered interval fund and convert the Fund to a closed-end exchange-listed fund. In the event the Board determines to take such action, the Board will cause the shares of the Fund to be listed on a national exchange, thereby providing investors with daily market liquidity. Such action may be taken by the Board, subject to shareholder approval. In the event the Board takes action pursuant to such policy, shares of the Fund may trade at a premium or discount to the net asset value of such shares, and that the Board will take such other actions to minimize any market discount that may arise, including share buybacks or other measures deemed appropriate by the Board.

The Fund’s and the Institutional Investment Funds’ Foreign Investments Involve Risk of Loss.  Foreign investments by the Fund and Institutional Investment Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of timberland, agriculture/farmland or infrastructure assets or Real Asset Related Investments may be restricted, requiring the Institutional Investment Funds in which the Fund invests to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund.

Currency and Exchange Rate Risks.  The income received by foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars.  Therefore, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund. In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

According to a consensus of all U.S. government intelligence agencies, state sponsored Russian operatives interfered with the recent U.S. presidential election of 2016.  As of the date of this prospectus, it is uncertain whether the Trump campaign, individuals acting on its behalf, or Donald Trump himself colluded with elements of the Russian government in order to disrupt and influence the U.S. election process.  Recently, a special counsel was appointed to investigate this matter and to determine whether the Trump campaign or any individuals associated with such campaign colluded with the Russians.  The mandate of the special counsel would allow this investigation to scrutinize other areas that may be related to the Russian interference.  At least four Congressional committees are also investigating this matter and have commenced calling witnesses in both open and closed sessions in order to determine the extent of the Russian meddling in the U.S. election, the vulnerability of the U.S. election system to future attacks by Russian or other state operatives, and the extent to which President Trump and his campaign colluded with the Russian government in order to mislead the American electorate.  As these investigations proceed and the facts become clearer to the American people and the capital markets, it is uncertain the extent to which this will affect the value of the real assets in which the Fund intends to invest.  Because such investigations are distracting and effectively limit the ability of Congress to engage in other productive endeavors, the infrastructure program that once appeared to have bi-partisan support is unlikely to proceed.  This may negatively affect the Fund’s ability to find investments that are suitable for its investment program.

Additionally, if it is determined that President Trump and the Trump campaign both colluded with the Russian government to influence the U.S. presidential election and engaged in obstruction of justice in order to derail the investigation or to otherwise conduct a cover up of such collusion, President Trump may be impeached or face criminal charges for such conduct.  Such developments are likely to be disruptive to the markets generally, and may have a disproportionately negative effect with respect to infrastructure projects and other longer-dated investments that are intended to comprise the majority of the Fund’s assets.

Emerging Markets Risk.  Investments of the Fund or of the Institutional Investment Funds in emerging markets may be speculative.

The Fund’s Use of Leverage Involves Risk of Loss.  Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including, among other considerations:

•      the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•      the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•      the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•      the potential for an increase in operating costs, which may reduce the Fund’s total return.

The Institutional Investment Funds May Use Leverage, Which Involves Risk of Loss

In addition to any borrowing utilized by the Fund, the Institutional Investment Funds in which the Fund invests may utilize financial leverage. The Institutional Investment Funds may be able to borrow, subject to the limitations of their charters and operative documents.  While leverage presents opportunities for increasing an Institutional Investment Fund’s total return, it has the effect of potentially increasing losses as well.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Institutional Investment Fund will decrease.  Additionally, any event which adversely affects the value of an investment by an Institutional Investment Fund would be magnified to the extent such Institutional Investment Fund is leveraged.  Furthermore, because the Institutional Investment Funds may themselves incur higher level s of leverage than that which the Fund is permitted, the Fund could be effectively leveraged in an amount far greater than the limit imposed by the Investment Company Act.

The Securities Sub-Advisers May Invest in Equity Securities without Restriction as to Market Capitalization.  The Securities Sub-Advisers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies and growth stage companies, which may involve higher risks in some respects than do investments in securities of larger companies.

Reliance on Key Individuals.  The Fund relies on the services of Mark D. Quam, William R. Fuhs, Jr. and Casey Frazier, as members of the Board and as the Fund’s executive officers. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Tax Risk and Compliance with the Requirements to Qualify as a RIC.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.  In addition, the Fund invests in Institutional Investment Funds located outside the United States.  Such Institutional Investment Funds may be subject to withholding tax on their investments in such jurisdictions.  Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds.

Distributions to Investors and Payment of Tax Liability.  The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year.  Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income.

You should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund’s investment program will be successful.

                                                                      SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund.  Each figure below relates to a percentage of the Fund’s daily NAV over the course of a year.  The following table has been prepared under the assumption that the weighted average assets under management over the Fund’s fiscal year will be approximately $200 million.  Following the date the Registration Statement is declared effective, the Fund intends to secure an amount of $200 million of firm investment commitments before making Shares available via the Depository Trust & Clearing Corporation (the “DTCC”).  Prior to such time, the Fund and any entity or person acting on behalf of the Fund, will not accept any investment commitments for purchase.

Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price)(1)	None
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Fund Expenses (as a percentage of net assets attributable to Shares)(2)
Investment Management Fee (3)	1.15%
Other Expenses (4)	0.30%
Acquired Funds Fees and Expenses(5)	0.15%
Total Annual Fund Expenses (6)	1.60%

 Example

The following example illustrates the hypothetical Annual Fund Expenses that you would pay on a $1,000 investment in the Fund assuming annual expenses attributable to Shares remain unchanged.  The example assumes that you invest $1,000 in the Fund for the time periods indicated and then the Fund repurchases all of your Shares at the end of such respective periods.  The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown.

1 Year	3 Years	5 Years	10 Years
$16	$50	$86	$187

_____________________________________

(1)	Investments are not subject to a Sales Load. See “Plan of Distribution.”

(2)

Total Annual Fund Expenses represent the Fund expenses including estimates of such expenses as they will be calculated in the Fund’s N-CSR Annual Report.  Similar to a mutual fund that does not include the operating expense of the underlying equities, the Fund’s total does not include the indirect costs, including the fees and expenses (the “Operating Costs”) of the underlying Institutional Investment Funds that hold real asset investments directly, as discussed further below.

(3)

Investment Management Fee includes the quarterly Investment Management Fee paid to the Adviser at an annual rate of 1.15% of NAV, which accrues daily on the basis of the average daily NAV of the Fund.  Investment Management Fee also include fees and expenses of the Securities Sub-Advisers in their capacity as sub-advisers. The Adviser will pay the Securities Sub-Advisers from its Investment Management Fee. Pursuant to the sub-advisory agreements that the Adviser has entered into, the Adviser will pay each of Brookfield, Lazard and AMP Capital an annual fee of up to 0.60% of the average daily NAV of the Fund assets which each such Securities Sub-Adviser manages.  Because the Investment Management Fee is calculated based on the Fund’s NAV, such fees will reduce the NAV of the Fund.  The Investment Management Fee is payable in arrears on a quarterly basis.  See “Management of the Fund – Adviser and Investment Management Fee.”

(4)

The Fund’s “Other Expenses” have been capped by the Expense Limitation Agreement with the Adviser for the Limitation Period, which limits the amount of expenses borne by the Fund to an amount not to exceed 0.30% per annum of the Fund’s net assets.  Pursuant to the Expense Limitation Agreement, there is no recoupment of these expenses.  Without taking into consideration the Expense Limitation Agreement, the annual “Other Expenses” estimated based on the weighted average assets under management of the Fund of $200 million over the fiscal year would be approximately 0.30%.  Such estimated expenses of the Fund, including, among other things, fees and other expenses that the Fund will bear directly, and the Fund’s organizational expenses, initial and ongoing offering costs, and fees and expenses of The Bank of New York Mellon (the Fund’s “Custodian”), will vary; however the Adviser will absorb, and not seek reimbursement from the Fund, with respect to such organizational expenses and initial and ongoing offering costs. The Fund’s annual expense ratio will increase if the Fund’s asset level decreases.  Given the variability in the Fund’s Other Expenses, the Fund’s Total Annual Fund Expenses may increase as a percentage of the Fund’s average net assets if the Fund’s assets decrease.  Actual fees and expenses may be greater or less than those shown.  See “Management of the Fund – Other Expenses of the Fund.”

(5)

Acquired Fund Fees and Expenses (“AFFE”) include the Operating Costs of the Fund’s investments in Institutional Investment Funds that have fund structures that may be considered traditional pooled investment vehicles. While the Institutional Investment Funds are not investment companies registered pursuant to the Investment Company Act and many are private real estate investment trusts (“REITs”), some of the fund structures may be considered traditional pooled investment vehicles.  Accordingly, all Operating Costs attributable to investments in such Institutional Investment Funds are included in the calculation of AFFE to provide clarity.  For certain of these Institutional Investment Funds, the Operating Costs include performance fees paid to such Institutional Investment Fund’s managers or their affiliates in the ranges set forth below in this footnote.  The calculation of estimated AFFE is based on the following assumptions:  the anticipated weighted average AUM over the fiscal year of approximately $200 million, a 70% allocation of the Fund’s assets to the Institutional Investment Funds in accordance with the Adviser’s targeted allocation to such Institutional Investment Funds, and the fees and other expenses charged by such Institutional Investment Funds, based on the information provided by the advisers to such Institutional Investment Funds.  The Fund may invest in Institutional Investment Funds that charge performance fees.  The AFFE disclosed above are estimated based, in large part, on the operating history of the Institutional Investment Funds, which may change substantially over time and, therefore, significantly affect AFFE.  The management fees and expenses associated with the Institutional Investment Funds currently range from approximately 0.50% to 1.00% per annum of the average NAV of the Fund’s investment in such Institutional Investment Funds.  As noted above, certain of the Institutional Investment Funds charge performance fees structured as a share of the returns equal to 10% to 15% of any such Institutional Investment Fund’s realized and, in certain cases, unrealized annual returns that are in excess of a minimum annual return of 6% to 8% provided to the investors of such Institutional Investment Fund before the fund manager might share in any returns.  AFFE is inclusive of all the direct fees and expense of the Fund, as well as the indirect Operating Costs of the Institutional Investment Funds that have fund structures that may be considered traditional pooled investment vehicles.  For those Institutional Investment Funds that are not considered investment companies or other privately offered traditional pooled investment vehicles, including, without limitation, the Subsidiary, which are typically investing in mortgages and other liens on and interests in real estate through entities qualifying as REITs, the additional fund fees for such Institutional Investment Funds range from approximately 1.00% to 1.50% (including any performance fees).  Assuming investments in such REITs make up 50% of the Fund’s investments, the weighted average expense for such Institutional Investment Funds would be approximately 0.70%, making the Total Annual Fund Expenses of 2.30% (if it included such REIT expenses).  AFFE does not include the Operating Costs of the Institutional Investment Funds that are not investment companies and not considered other privately offered traditional pooled investment vehicles. Such excluded Institutional Investment Funds typically invest in mortgages and other liens on and interests in real estate through entities qualifying as REITs.  AFFE does not include any brokerage or transaction costs incurred by any of the Institutional Investment Funds.

(6)

The Total Annual Fund Expenses provides a summary of all the direct fees and expense of the Fund, as well as the indirect Operating Costs of the Institutional Investment Funds that have fund structures that may be considered traditional pooled investment vehicles, including, without limitation, the Subsidiary during the first twelve months of the offering.

For those Institutional Investment Funds that are not considered investment companies or other privately offered traditional pooled investment vehicles, which are typically investing in mortgages and other liens on and interests in real estate through entities qualifying as REITs, the additional fund fees for such Institutional Investment Funds range from approximately 1.00% to 1.50% (including any performance fees).  Assuming investments in such REITs make up 50% of the Fund’s investments, the weighted average expense for such Institutional Investment Funds would be approximately 0.70%, making the Total Annual Fund Expenses of 2.30% (if it included such REIT expenses).

In connection with any repurchases, the Fund will not charge a repurchase fee to shareholders.

The Fund, the Adviser and/or the Distributor may authorize one or more Intermediaries to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate certain Intermediaries providing ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders.  These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s shares over other potential investments that may also be appropriate for the clients of such Intermediaries. These payments may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. There is no limit on the amount of such compensation paid by the Adviser to the Intermediaries, subject to the limitations imposed by FINRA.  Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund.  For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”

PRIVACY NOTICE

This notice describes the Fund’s privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information (“Personal Information”) for business purposes to process requests and transactions and to provide customer service.  Personal Information is obtained from the following sources.

●     Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

●     Written and electronic correspondence, including telephone contacts; and

●     Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

The Fund’s investment program is speculative and entails substantial risks.  The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  There can be no assurance that the Fund’s or the Institutional Investment Funds’ investment objectives will be achieved or that their investment programs will be successful.  In particular, an Institutional Investment Fund’s use of leverage, its sector or geographic focus, its limited diversification and the limited liquidity of some of its investments, in certain circumstances, can result in or contribute to significant losses to the Fund.  Before investing in the Fund you should consider carefully the following principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in a Fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Shareholders could lose some or all of their investment.

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Securities Sub-Advisers and suitable Institutional Investment Funds is difficult and involves a high degree of uncertainty.  The success of the Fund depends in large part upon the ability of the Adviser to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objective.  Although the Adviser expects to monitor the institutional asset managers to which the Fund allocates its capital, it is always possible that a number of the institutional asset managers might take substantial positions in the same instruments or markets at the same time, thereby causing unintended concentration or increased non-diversification of the Fund’s portfolio.

Furthermore, the institutional asset managers have varying levels of experience – some may be newly organized and have no, or limited, operating histories.  Although the Adviser will receive detailed information from each institutional asset manager regarding its historical performance and investment strategy, there may be some information that the Adviser cannot independently verify. In addition, market conditions and acquisition approaches are continually changing, and a particular institutional asset manager’s past successful performance may be largely irrelevant to such institutional asset manager’s prospects for future profitability.  The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of institutional asset managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Fund seeks to allocate its assets by investing with various institutional asset managers.  Such allocation of assets may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by shareholders.  In addition, although the dispersion of the Fund’s investments in a variety of Real Asset Related Investments is intended to reduce the Fund’s exposure to adverse events associated with specific issuers or industries, the number of investments by Securities Sub-Advisers and Institutional Investment Funds will be limited, and the portfolios of some Securities Sub-Advisers and Institutional Investment Funds may be highly concentrated in particular asset types, geographic locations or securities issuers.  As a consequence, the Fund’s returns as a whole may be adversely affected by the unfavorable performance of even a single investment by a Securities Sub-Adviser or by an Institutional Investment Fund.

The institutional asset managers have exclusive responsibility for making asset acquisitions, investments, sales, and securities trading decisions on behalf of an Institutional Investment Fund and/or, when acting as a Securities Sub-Adviser, the Fund.  The institutional asset managers also may manage other accounts (including funds and accounts in which the same institutional asset managers may have ownership interests) which, together with accounts already managed by such institutional asset managers, could compete for the same investments an institutional asset manager might otherwise make on behalf of an Institutional Investment Fund and/or, when acting as a Securities Sub-Adviser, the Fund.  See “Conflicts of Interest.”

Institutional asset managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Institutional Investment Fund, including back office functions, property management, accounting, administration, risk management, valuation services and reporting.  Institutional asset managers may also face competition from other investment managers or investment funds which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel.  Additionally, certain institutional asset managers may pursue over time different investment strategies which may limit the Fund’s ability to assess an institutional asset manager’s ability to achieve its long-term investment objective.  Furthermore, an institutional asset manager may face additional risks as the assets of an Institutional Investment Fund increase over time.  In such instances, an institutional asset manager may be unable to manage an institutional Investment Fund’s increased assets effectively because it may be unable to maintain the Institutional Investment Fund’s current investment strategy or find the types of investments better suited for an Institutional Investment Fund with an increased capital basis.

Since the Fund may make additional investments in the Institutional Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Institutional Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

The Fund may also be required to indemnify certain of the Institutional Investment Funds and/or Securities Sub-Advisers from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Institutional Investment Fund’s subscription documents or Securities Sub-Advisers management agreement and certain acts or omissions relating to the offer or sale of the Fund’s Shares.  In addition, Institutional Investment Funds and Securities Sub-Advisers may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses for such Institutional Investment Funds or the services of such Securities Sub-Advisers.

Conflicts of Interest

The Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates manage the assets of and/or provide advice to registered investment companies, Institutional Investment Funds and Institutional Clients, as well as to the Fund.  The Fund has no interest in the activities of the other Institutional Clients.  In addition, the Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.  However, there are no affiliations or arrangements between the Institutional Clients, the Institutional Investment Funds, the managers of such funds and the Securities Sub-Advisers.

The Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Institutional Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund.  Situations may arise in which the Adviser, the institutional asset managers managing Institutional Investment Funds, Securities Sub-Advisers, and/or their respective affiliates or Institutional Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Investment research and due diligence may be periodically discussed among portfolio managers and other senior personnel of the Adviser, the institutional asset managers managing Institutional Investment Funds, Securities Sub-Advisers, and/or their respective affiliates.  However, investment decisions for the Fund are made independently from those of Institutional Clients.  If, however, the Fund desires to invest in, or withdraw from, the same Institutional Investment Fund as an Institutional Client, the opportunity will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Institutional Clients, in all investments.  In some cases, investments for Institutional Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Institutional Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Institutional Clients (i.e., the Fund buying an investment when Institutional Clients are selling, and vice-versa).

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Institutional Clients.  The Adviser, the institutional asset managers managing Institutional Investment Funds, and the Securities Sub-Advisers, and their respective officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Any Intermediary or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the institutional asset managers or their affiliates, including the Institutional Investment Funds and the Securities Sub-Advisers, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.  (All Institutional Investment Funds and other accounts managed by the institutional asset managers or their affiliates, excluding the Fund, are referred to collectively as the “Institutional Manager Accounts”).

The Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and/or their respective affiliates or Institutional Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an institutional asset manager or a Securities Sub-Adviser or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the institutional asset managers may receive research products and services in connection with the brokerage services that the Adviser, the institutional asset managers managing Institutional Investment Funds, the Securities Sub-Advisers, and their respective affiliates may provide from time to time to one or more Institutional Manager Accounts or to the Fund.

Conflicts of interest may arise from the fact that the institutional asset managers and their affiliates may be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  See “Conflicts of Interest” in the SAI.

The Fund is Newly Organized

The Fund is a newly formed entity with no operating history upon which prospective investors may evaluate the Fund’s potential performance. While the senior investment professionals and other individuals employed by the Adviser have prior experience in Real Asset Related Investment activities, past performance with respect to such Real Asset Related Investment activities is not a guarantee of future results.

Fund Capitalization

The amount of capital actually raised by the Fund may be insufficient to achieve profitability and meet its investment objective.  An inability to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

The Fund is Non-Diversified

The Fund is a “non-diversified” management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.  In general, the Fund will limit its investment in any one Institutional Investment Fund to less than 25% of its assets.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy pursuant to Rule 23c-3 under the Investment Company Act and is designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop.  Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund’s repurchase policy.

Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the shares outstanding on the Repurchase Request Deadline.  There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer.  Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors, as permitted by the Investment Company Act and other laws.  See “Quarterly Repurchases of Shares.”

Repurchase Policy Risk

Repurchase of Shares will reduce the amount of outstanding Shares and, thus, its net assets.  A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional Shares are not sold.  In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Payment for repurchased Shares may require the Fund to liquidate its portfolio holdings (i.e., the Fund’s interests in Institutional Investment Funds and/or Real Asset Related Investments) earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  It is possible that sale of the Fund’s portfolio investments to finance repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.  It also may reduce the investment opportunities available to the Fund.

The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, the Fund may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their Shares in a Repurchase Offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchases by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to finance repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Approval of Sub-Advisory Relationships

The Fund and the Adviser have entered into sub-advisory relationships with certain Securities Sub-Advisers (separate from the managers of the Institutional Investment Fund) to sub-advise on average between 25% and 50% of the Fund’s assets to be invested in Real Asset Related Investments when the Fund is fully invested.  Such relationships will be entered into only upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act.  If the Adviser seeks to replace or add a Securities Sub-Adviser acting as a sub-adviser to the Fund, the Adviser must obtain shareholder approval for any new Securities Sub-Adviser identified as an attractive candidate for a sub-advisory relationship.  If such approval is not received with respect to a particular Securities Sub-Adviser, the Fund will be prohibited from allocating assets to such Securities Sub-Adviser. As a result, there can be no assurance that the Fund or the Adviser will be able to retain attractive institutional asset managers to sub-advise the Fund’s assets to be invested in Real Asset Related Investments.

Once the Adviser Has Selected a Securities Sub-Adviser or Institutional Investment Fund, the Adviser Will Have No Control Over Its Individual Investment Decisions

Although the Fund and the Adviser will evaluate regularly each Institutional Investment Fund and its manager and each Securities Sub-Advisers to determine whether their respective investment programs are consistent with the Fund’s investment objective and whether the investment performance is satisfactory, the Adviser will not have any control over the investments made by a Securities Sub-Adviser or an Institutional Investment Fund.  Even though Institutional Investment Funds are subject to certain constraints, the managers may change certain aspects of their investment strategies.  The managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for the Institutional Investment Fund).  The Adviser may reallocate the Fund’s investments among the Institutional Investment Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Institutional Investment Funds.  The Fund’s investments in certain Institutional Investment Funds may be subject to investment lock-up periods, during which the Fund may not withdraw its investment.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Institutional Investment Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Institutional Investment Funds that are poorly performing or have otherwise had adverse changes.  The Adviser and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Institutional Investment Funds which provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations and liabilities, however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the institutional asset managers managing Institutional Investment Funds or the Securities Sub-Advisers operations and activities.  The Adviser will be dependent on information provided by the Institutional Investment Fund, including their quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Institutional Investment Fund (which it intends to do in order to avoid being considered an “affiliate” of an Institutional Investment Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Institutional Investment Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Institutional Investment Fund’s investment objectives or policies or the termination of the Institutional Investment Fund.  See “Investment Objective and Investment Strategies – Investment Objective.”

Competition between Institutional Investment Funds and Between the Fund and Institutional Investment Funds

The Institutional Investment Funds may trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit).  Also, the Fund’s investments in any particular Institutional Investment Fund could increase the level of competition for the same trades that other Institutional Investment Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Fund’s investment strategies.

The Institutional Investment Funds Will Be Neither Subject to the Investment Company Act Nor Publicly Traded, and, as a Result, the Fund’s Investments in such Institutional Investment Funds Will Not Be Subject to Certain Protections Afforded Under the Investment Company Act

The Institutional Investment Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Institutional Investment Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the institutional asset managers, and leverage limitations.  Furthermore, some of the institutional asset managers for the Institutional Investment Funds may not be registered under the Advisers Act.

The Value of the Fund’s Investments May Be Difficult to Ascertain and the Valuations Provided in Respect of the Institutional Investment Funds Will Likely Vary from the Amounts the Fund Would Receive upon Withdrawal of its Investments

The NAVs received by the Fund from the Institutional Investment Funds are typically only estimated valuations or third party appraisals.  In addition, certain securities and properties in which an Institutional Investment Fund may invest may not have a readily ascertainable market prices.  Such securities and real assets will be valued by third party appraisers, valuation services and in some instances the institutional asset managers for such Institutional Investment Funds.  These valuations will be conclusive with respect to the Fund, even though such managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.  See “Conflicts of Interest.”  The Fund may rely on estimates of the value of these investments when calculating its NAV.  The Fund may suspend the calculation of its NAV under certain conditions.

While the valuation of the Fund’s publicly-traded portfolio securities are more readily ascertainable, the Fund’s ownership interest in Institutional Investments Funds are not publicly traded and the Fund may depend on the appraisers, service providers and the institutional asset manager to an Institutional Investment Fund to provide a valuation of the Fund’s investment.  Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value.  Moreover, the valuation of the Fund’s investment in an Institutional Investment Fund, as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.  Shareholders should recognize that valuations of illiquid assets, such as interests in Institutional Investment Funds, involve various judgments and consideration of factors that may be subjective.

Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such valuations, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in Institutional Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Institutional Investment Funds.  This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.  For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from an Institutional Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders.  The Adviser will attempt to resolve any conflicts between valuations assigned by an institutional asset manager and fair value as determined by the Adviser and BNY Mellon by seeking information from the institutional asset manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Fund’s investment.

For information about the value of the Fund’s investment in Institutional Investment Funds, the Adviser will be dependent on information provided by the Institutional Investment Funds, including their quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s Shares.  Shareholders in the Fund have no individual right to receive information about the Institutional Investment Funds or the institutional asset managers, will not be shareholders in the Institutional Investment Funds and will have no rights with respect to or standing or recourse against the Institutional Investment Funds, institutional asset managers or any of their respective affiliates.

Investors in the Fund Will Be Subject to the Costs and Expenses of the Fund and the Institutional Investment Funds in which the Fund Invests

By investing in the Institutional Investment Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Institutional Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Institutional Investment Fund.  The Fund may also invest in Institutional Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees.  In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.

Risks Relating to Current Interest Rate Environment.

Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014.  In December of 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate.  The Federal Reserve Board increased the federal funds rate again in December of 2016.  However, as a result of the recent presidential election and the uncertainty surrounding the economic policies of the new administration, the Federal Reserve Board may reassess whether and how quickly to raise interest rates in the future.  If interest rates do increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates.  A decline in the value of such investments would result in a decline in the net asset value of the Fund’s Shares.  Additionally, a rise or potential rise in interest rates may result in periods of increased volatility and could cause Fund investors to tender Fund Shares for repurchases at its regularly scheduled repurchase intervals.  The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases.  An increase in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets.  To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

Restricted and Illiquid Investments Involve Risk of Loss

The Securities Sub-Advisers may invest in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, a Securities Sub-Advisers may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Securities Sub-Advisers may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Securities Sub-Advisers might obtain a less favorable price than the prevailing price when it decided to sell.  Securities Sub-Advisers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

An Institutional Investment Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.  Some of the Institutional Investment Funds may invest all or a portion of their assets in private placements which are illiquid.  Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from Institutional Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many of the Institutional Investment Funds may permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Institutional Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Institutional Investment Fund may withdraw on any single withdrawal date, and (iii) the Institutional Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Institutional Investment Funds at substantial discounts or losses.

In addition, the Fund’s interests in the Institutional Investment Funds are subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an Institutional Investment Fund pursuant to limited withdrawal rights.  Some Institutional Investment Funds also may suspend the repurchase rights of their shareholders, including the Fund, from time to time.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.  Overall, the types of restrictions on investments by the Institutional Investment Funds may affect the Fund’s ability to invest in, hold, vote the shares of, or sell the Institutional Investment Funds.  Furthermore, the Fund, upon its repurchase of all or a portion of its interest in an Institutional Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Business and Regulatory Risks of the Fund and of Institutional Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of the prices of securities and real estate assets, the liquidity of the Institutional Investment Funds’ investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund’s profitability or result in significant losses.  Additionally, the regulatory environment for Institutional Investment Funds is evolving, and changes in the regulation of Institutional Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategies.  In addition, the securities markets are subject to comprehensive statutes and regulations.  The effect of any future regulatory change on the Fund could be substantial and adverse.

Risks of Institutional Investment Funds encompasses the possibility of loss due to Institutional Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Institutional Investment Funds, including changes in control, initial public offerings and mergers. The effect of such changes on an Institutional Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Institutional Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Institutional Investment Funds.

Hedging Strategies Employed By Institutional Investment Funds May Not Be Successful

While the Fund does not intend to invest in derivatives or utilize derivative or hedging strategies, the Institutional Investment Funds may engage in hedging strategies, which use options, interest rate swaps, caps and floors, or other derivatives in an effort to protect profits from losses due to currency fluctuations or interest rate changes.  To the extent that hedging transactions are effected, their success is dependent on an Institutional Investment Fund’s ability to correctly predict movements in the direction of currency or interest rates.  Therefore, while an Institutional Investment Fund may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments or debt being hedged, or the nonoccurrence of events being hedged against, this may result in poorer overall performance than if an Institutional Investment Fund had not engaged in any such hedge.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and movements in the interest rates or currency valuations is unpredictable.  Moreover, for a variety of reasons, the Institutional Investment Funds may not seek to establish a perfect correlation between such hedging instruments and the portfolio considerations being hedged.  Such imperfect correlation may prevent the Institutional Investment Funds from achieving the intended hedge or expose the Fund to additional risk of loss.

Institutional Investment Funds May Have Heavily Concentrated Investment Holdings

An Institutional Investment Fund, from time to time, may invest a substantial portion of its assets in a particular asset type, geographic location or securities instrument.  As a result, the investment portfolios of the Institutional Investment Funds and the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument.  To the extent that the Fund’s portfolio is concentrated in an asset type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations May Affect the Fund’s Returns

The Fund’s investments in Institutional Investment Funds and Real Asset Related Investments may be negatively affected by the broad investment environment in the Timberland, Agriculture/Farmland or Infrastructure markets, the debt market and/or the equity securities market.  The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Timberland, Agriculture/Farmland and Infrastructure assets, as well as Real Asset Related Investment values may experience greater volatility during periods of challenging market conditions, which periods may be similar to or worse than the conditions experienced from late 2007 through 2009.  In addition, there can be severe limitations on an investor’s ability to sell certain Real Asset Related Investments, including those that are of higher credit quality, during a period of reduced credit market liquidity.  Therefore, the Fund’s NAV may fluctuate.  Shareholders may experience a significant decline in the value of their investment and could lose money.  The Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

Availability of Investable Assets

Identifying and completing attractive Timberland, Agriculture/Farmland and Infrastructure assets is competitive. Other unrelated parties may form additional funds with similar investment objectives to the Fund. In addition, certain Institutional Investment Funds, from time to time, may be oversubscribed or closed, and it may not be possible for the Fund to make investments that had been identified as attractive opportunities. There may be competition for investments of the type in which the Fund intends to invest, and such competition may lead to the Fund obtaining less favorable investment terms than would otherwise be the case or prevent the Fund from making some investments. As a result, there can be no assurance that the Fund will be able to locate attractive investment opportunities that satisfy the Fund’s investment objective or realize upon the value of its investments or that the Fund will be able to become fully invested for a significant period of time.

Risks of Investing in Infrastructure

General

An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Institutional Investment Funds. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of infrastructure investments to decline and negatively affect the Fund’s returns.

Regulatory Risks

Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value, of any Institutional Investment Fund.

Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for a project entity or an Institutional Investment Fund, loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an Institutional Investment Fund’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact on Institutional Investment Funds, of these requirements, may be complicated by the fact that Institutional Investment Funds may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investments and on an Institutional Investment Fund’s ability to meet its investment objectives.

Operating and Technical Risks

Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.

The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the financial returns of an Institutional Investment Fund.

Government Contract Risk

To the extent that an Institutional Investment Fund invests in assets that are governed by concession agreements with governmental authorities (whether at the national, state, local, district or other level), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.

Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an Institutional Investment Fund’s operations, or implement laws or regulations affecting such fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.

Capital Expenditures

There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.

Demand and User Risk

The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of the infrastructure investment. Demand for infrastructure assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short term returns to an Institutional Investment Fund.

Lack of Liquidity of Infrastructure Assets

Although the infrastructure investments may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of an Institutional Investment Fund to sell one or more of its infrastructure investments. As a result, it may be difficult from time to time for such fund to realize, sell or dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or an Institutional Investment Fund may otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. Although some infrastructure investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of such an investment. Additionally, income from some infrastructure investments will not be realized until a number of years after they are made.

An Institutional Investment Fund may hold securities or other instruments issued in conjunction with the financing of and infrastructure investment.  Such securities and instruments are generally not publicly traded. In the US, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions or in a public offering registered under the Securities Act. Outside the US, similar restrictions may apply. Considerable delay in resale could be encountered in either case and, unless otherwise contractually provided for, an Institutional Investment Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in an Institutional Investment Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible.

Litigation Risk

Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher than for other investments. In addition, an Institutional Investment Fund may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on an Institutional Investment Fund.

Project Finance

Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors such as an Institutional Investment Fund, usually without recourse to a project sponsor.  Such risk can include many, if not all of the risks discussed in this “Certain Risk Factors” section.  An Institutional Investment Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Follow-On Investments

An Institutional Investment Fund may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that an Institutional Investment Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Similarly, co-investors may decline to fund their pro rata share of any such follow-on investments. Any decision by an Institutional Investment Fund or a co-investor not to make a follow-on investment or their inability to make them may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish an Institutional Investment Fund’s ability to influence the investments future development.

Risks of Investing in Timberland

The Volatility of Forest Product Prices Could Adversely Affect Operating Results

Institutional Investment Funds that invest in timberland and timber-related assets will have operating revenues that are dependent on prevailing market prices for wood products, which can fluctuate over time. Prevailing wood product prices are affected by changes in supply and demand, especially within a particular geographic area. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce an Institutional Investment Fund’s revenues and adversely affect an Institutional Investment Fund’s ability to make distributions.

The industries that use these various wood products drive the demand for them. Each market prices the product independently from the other markets. It is possible that all markets could deteriorate simultaneously, and negatively affect the ability of an Institutional Investment Fund to make distributions.

The demand for most pine sawtimber depends on the level of construction, repair and remodeling activity occurring in the general economy. Interest rates and other local, national and international economic conditions affect the level of construction, repair and remodeling activity. A slowdown in construction and/or remodeling is likely to reduce demand for an Institutional Investment Fund’s timber, which may reduce an Institutional Investment Fund’s revenues. Wood substitutes and lower quality wood products may increasingly compete with higher quality sawtimber, which could also reduce demand for an Institutional Investment Fund’s timber.

Demand for pulpwood is affected by the general level of economic activity. Pulpmill output is primarily sold to large retail sellers of paper products. In the event of a decline in paper usage, these retailers may reduce their demand on pulpmills, and the market for an Institutional Investment Fund’s pulpwood could be adversely affected.  Additionally, if paper recycling were to become more widely practiced, reduced demand for new paper made from an Institutional Investment Fund’s pulpwood could result.

The number of timber sellers and the volume of timber available for sale determine the supply of timber. Historically, increases in timber prices have caused owners of timberlands to increase their timber cutting. An increase in supply may partly offset price increases.

Changes in Foreign or U.S. Trade Policy Could Adversely Affect Operating Results

Changes in foreign or United States trade policies, including but not limited to tariffs or trading agreements with other countries affecting the cost of imported lumber, could negatively affect the market for an Institutional Investment Fund’s timber. An influx of Canadian lumber subsidized by the Canadian government could negatively affect the ability of an Institutional Investment Fund to sell its timber and negatively affect the ability of an Institutional Investment Fund to make distributions. Long-term oversupply sourced from any foreign timber suppliers could negatively affect the value of the timberland investments of an Institutional Investment Fund upon their disposition.

General Market Forces Could Adversely Affect Demand for Timber

Demand for saw logs and pulpwood is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending. Adverse conditions in the larger economy may result in lower investment in any or all of the markets in which an Institutional Investment Fund intends to sell its timber.

Competition from the Use of Alternative Building Materials Could Adversely Affect Operating Results

The extent of use of alternative building materials, such as steel and plastics, by the industries that use various wood products may affect the supply and demand for wood products. Decreases in demand may reduce timber prices, which in turn may reduce an Institutional Investment Fund’s revenues and affect its ability to make distributions.

Forestry Regulations Restrict Timber Harvesting and May Restrict the Fund Manager’s Ability to Conduct Its Business

Timberland operations are subject to numerous federal, state and local laws and regulations, including those relating to the environment, endangered species, forestry activities, and health and safety. The laws and regulations intended to protect threatened and endangered species, and other environmental laws and regulations, are stringent and could become more so in the future. A number of species indigenous to timberlands, such as the red cockaded woodpecker and the bald eagle, have been and in the future may be protected under the federal Endangered Species Act and similar state laws. The presence of protected species on or near an investment properties may restrict timber harvesting, road building and other activities. The asset manager of an Institutional Investment Fund will have operations that are also subject to specialized statutes and regulations governing forestry operations, and to other environmental laws, some of which may in the future restrict harvesting, road building and other activities. There can be no assurance that current and future laws and regulations will not cause such asset manager and the Institutional Investment Fund to incur significant costs, damages, penalties and liabilities, or that they will not materially and adversely affect harvesting operations on such investment properties.

Illiquidity of Real Estate Could Significantly Impede the Fund’s Ability to React to Adverse Changes in the Performance of Its Properties and Negatively Affect Distributions

Because real estate investments are relatively illiquid, an Institutional Investment Fund’s ability to promptly sell one or more timberland properties in its portfolio in response to changing economic, financial and investment conditions is limited. The real estate market is affected by many factors that are beyond an Institutional Investment Fund’s control, including:

•        changes in international, national, regional and local economic and market conditions;

•        changes in interest rates and in the availability, cost and terms of debt financing;

•        changes in governmental laws and regulations, fiscal policies and zoning ordinances, and the related costs of compliance with laws and regulations, fiscal policies and ordinances;

•        forestry costs associated with maintaining and managing timberland properties;

•        changes in operating expenses; and

•        fires, hurricanes, earthquakes, floods and other natural disasters as well as civil unrest, acts of war and terrorism, each of which may result in uninsured losses.

As part of the business plan and as necessary, an Institutional Investment Fund intends to sell portions of its timberland during opportunistic times. An Institutional Investment Fund plans to sell timberland to third parties who intend to put it to a higher and better use and therefore may be willing to pay higher prices than would be expected if they remained timber-producing properties. In acquiring the investment properties, however, and in entering into long-term supply agreements, an Institutional Investment Fund may agree to lock-out provisions that materially restrict an Institutional Investment Fund from selling a specific investment for a period of time or impose other restrictions, such as limitations on the amount of debt that can be placed or repaid on that investment. These factors and any others that would impede an Institutional Investment Fund’s ability to respond to market opportunities could result in lower distributions than would be available if an Institutional Investment Fund and were able to quickly respond to such market opportunities.

Losses of Timber from Fire and Other Causes Not Insured Could Adversely Affect the Fund’s Operating Results

Natural causes such as fire, insect infestation, bad weather, global climate shifts and other causes beyond the control of the asset manager of an Institutional Investment Fund and such Institutional Investment Fund may have an impact on the timing of harvests, or reduce the volume and value of timber harvested from an Institutional Investment Fund’s timberlands. This in turn may adversely affect an Institutional Investment Fund’s operations and financial condition. For example, infestation by the southern pine beetle could necessitate the early harvesting of affected trees. Extreme drought conditions could reduce the survival rate of trees planted within a year of the drought conditions. Ice storms and hurricanes could necessitate the early or unplanned harvesting of affected trees. Prolonged periods of adverse weather could negatively affect the quality of the timber produced, negatively affecting the value of both the harvest and the residual value of an Institutional Investment Fund’s timberland.  It is consistent with normal industry practices for an Institutional Investment Fund not to maintain insurance for any loss to its timber from natural disasters or other similar causes, but an asset manager of an Institutional Investment Fund may periodically review the costs and benefits of insurance products for portfolio timberlands.

Risks of Investing in Agriculture/Farmland

Risks of Investing in Agriculture/Farmland Generally

Investments in Agriculture/Farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Capital Expenditures

An Institutional Investment Fund expects to provide good faith projections of the capital needs of its Agriculture/Farmland investments, however, there can be no assurance that the capital needs of any investments from time to time will not exceed such estimates or that a property will generate sufficient cash flow to cover its capital needs.

Lack of Liquidity for Agriculture/Farmland Investments

Generally, real estate assets such as the Agriculture/Farmland investments expected to be made by the Institutional Investment Funds are illiquid in nature. The ability of an Institutional Investment Fund to vary its investments in response to changes in economic and other conditions will be limited. There is risk that an Institutional Investment Fund will be unable to realize its investment objectives through sale or disposition of a property at an attractive price or within any given period of time or will otherwise be unable to complete any exit strategy. In particular, these risks could arise from absence of an established market for a property, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions, and changes in laws, regulations or fiscal policies of jurisdictions in which the property is located. Furthermore, in some cases, an Institutional Investment Fund may have certain contractual obligations to tenants or joint venture partners in connection with a sale or disposition that may limit or prohibit the ability to complete an exit strategy in a timely fashion. Any of the foregoing factors could limit the ability of an Institutional Investment Fund to vary its investments rapidly in response to changes in economic and other conditions.

Environmental Matters

Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances or petroleum products on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the presence of, or the failure to properly remediate, such substances may adversely affect the owner’s ability to borrow using such real property as collateral or to sell such property. In connection with the ownership (direct or indirect), management and development of Agriculture/Farmland property, an Institutional Investment Fund could be considered an owner or operator of the property and may be liable for removal or remediation costs, as well as certain other potential costs relating to such hazardous or toxic substances or petroleum products.

In particular, investors should be aware that commercial agriculture operators typically utilize fertilizers, pesticides, herbicides and other chemicals, and that an Institutional Investment Fund will invest in properties where such materials have been used and lease such properties to operators who will use such materials.

Although such an Institutional Investment Fund’s properties are subject to environmental assessments, no assurances can be given that the environmental assessments reveal all environmental liabilities, or that an Institutional Investment Fund has established adequate reserves for such liabilities, or that no prior owners created any environmental condition not disclosed in the environmental assessment for such property.

Uninsured Losses

Institutional Investment Funds will seek to maintain insurance coverage against liability to third parties for injury and property damage relating the Agriculture/Farmland investments held by such Institutional Investment Funds to in amounts commercially reasonable. However, the actual premiums and deductibles payable by an Institutional Investment Fund may be substantially different than the premiums and deductibles such Institutional Investment Fund may have projected for premiums and deductibles. Insurance against certain risks, such as earthquakes, floods, windstorms, biological agents or damage by terrorism, may be commercially unavailable, available in amounts that are less than the full market value or replacement cost of investment properties, subject to a large deductible or not economically insurable. In addition, there can be no assurance that the particular risks that are currently insurable will continue to be insurable on an economic basis. There is no guarantee that any insurer will pay the full amount of any claim, that the insurer will not dispute or refuse to pay on any claim of loss or that the insurer will be solvent or financially able to pay any claim, especially in the case of a catastrophic loss in one geographical area. Additionally, all of the properties owned by an Institutional Investment Fund may be at risk in the event of an uninsured liability to third parties.

Litigation at the Property Level

The acquisition, ownership and disposition of Agriculture/Farmland carries certain specific litigation risks. Litigation may be commenced with respect to a property acquired by an Institutional Investment Fund in relation to activities that took place prior to such Institutional Investment Fund’s acquisition of such property, or in relation to the prior owner of the property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of an Institutional Investment Fund’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an Institutional Investment Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Risk of Undisclosed Matters

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund and/or the Institutional Investment Funds could be affected by undisclosed matters. In respect of acquired land, the Fund’s investment in the Institutional Investment Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The asset owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services.  It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Ability to Enforce the Fund’s Legal Rights

As a result of potential hurdles facing foreign parties in enforcing legal rights in certain jurisdictions, there can be no certainty that rights to investments in non-U.S. jurisdictions will be successfully upheld in the courts of such jurisdiction. Certain Institutional Investment Funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of such jurisdictions to enforce the Fund’s rights as an investor therein, as compared to the courts of the United States.  To the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment. Further, due to unpredictable political climates in certain jurisdictions and shifting relationships between the U.S. and various jurisdictions, the ability of certain Institutional Investment Funds to liquidate collateral held in non-U.S. jurisdictions may become difficult.

Risks Related to a Conversion From A Continuously Offered Interval Fund to Exchange-Listed Fund

The Fund’s Board has adopted a fundamental policy pursuant to which the Fund may terminate its status as continuously offered interval fund and convert the Fund to a closed-end exchange-listed fund. In the event the Board determines to take such action, the Board will cause the shares of the Fund to be listed on a national exchange, thereby providing investors with daily market liquidity. Such action may be taken by the Board, subject to shareholder approval. In the event the Board takes action pursuant to such policy, shares of the Fund may trade at a premium or discount to the net asset value of such shares, and that the Board will take such other actions to minimize any market discount that may arise, including share buybacks or other measures deemed appropriate by the Board.

The Fund’s and the Institutional Investment Funds’ Foreign Investments Involve Risk of Loss

Foreign investments by the Fund and Institutional Investment Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of Timberland, Agriculture/Farmland or Infrastructure assets or Real Asset Related Investments may be restricted, requiring the Institutional Investment Funds in which the Fund invests to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

•        unfavorable changes in currency rates and exchange control regulations;

•        reduced availability of information regarding foreign companies;

•        different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

•        reduced liquidity and greater volatility;

•        difficulty in obtaining or enforcing a judgment;

•        increased brokerage commissions and custody fees; and

•        increased potential for corrupt business practices in certain foreign countries.

In addition to the risks associated with investments in foreign Timberland, Agriculture/Farmland and Infrastructure generally, such investments in particular regions or countries with emerging markets may face those risks to a greater degree and may face the following additional risks, among others:

•        inflation and rapid fluctuations in inflation rates in the economies of certain emerging market countries;

•        high concentration of investors and financial intermediaries;

•        overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•        overburdened infrastructure, such as delays in local postal, transport, banking or communications systems that could cause the Fund to lose rights, opportunities or entitlements and expose it to currency fluctuations.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant effect on economic actions in their respective countries, which could affect private sector real asset and real asset-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Fund’s investment in a particular real estate or real estate-related securities in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting Timberland, Agriculture/Farmland and Infrastructure or real asset related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser intends to manage foreign investments in a manner that it believes will minimize the Fund’s exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

Currency and Exchange Rate Risks

The Fund will invest in Institutional Investment Funds which invest in Timberland, Agriculture/Farmland and Infrastructure and Real Asset Securities located in the United States, as well as Asia, Europe, Australia and other foreign geographic regions.  As a result, the income received by such underlying foreign investments of the Fund is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Fund are expected to be maintained in, and capital contributions to, and distributions from, the Fund are expected to be made in, U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such other currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Fund, and gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Fund.

In addition, the Fund may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Fund does not intend to hedge against currency exchange risk. It is not possible over the life of the Fund to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Fund has underlying investments may adversely impact such investments and/or the Fund’s returns from such investments.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, Great Britain’s potential exit from the European Union, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

According to a consensus of all U.S. government intelligence agencies, state sponsored Russian operatives interfered with the recent U.S. presidential election of 2016.  As of the date of this prospectus, it is uncertain whether the Trump campaign, individuals acting on its behalf, or Donald Trump himself colluded with elements of the Russian government in order to disrupt and influence the U.S. election process.  Recently, a special counsel was appointed to investigate this matter and to determine whether the Trump campaign or any individuals associated with such campaign colluded with the Russians.  The mandate of the special counsel would allow this investigation to scrutinize other areas that may be related to the Russian interference.  At least four Congressional committees are also investigating this matter and have commenced calling witnesses in both open and closed sessions in order to determine the extent of the Russian meddling in the U.S. election, the vulnerability of the U.S. election system to future attacks by Russian or other state operatives, and the extent to which President Trump and his campaign colluded with the Russian government in order to mislead the American electorate.  As these investigations proceed and the facts become clearer to the American people and the capital markets, it is uncertain the extent to which this will affect the value of the real assets in which the Fund intends to invest.  Because such investigations are distracting and effectively limit the ability of Congress to engage in other productive endeavors, the infrastructure program that once appeared to have bi-partisan support is unlikely to proceed.  This may negatively affect the Fund’s ability to find investments that are suitable for its investment program.

Additionally, if it is determined that President Trump and the Trump campaign both colluded with the Russian government to influence the U.S. presidential election and engaged in obstruction of justice in order to derail the investigation or to otherwise conduct a cover up of such collusion, President Trump may be impeached or face criminal charges for such conduct.  Such developments are likely to be disruptive to the markets generally, and may have a disproportionately negative effect with respect to infrastructure projects and other longer-dated investments that are intended to comprise the majority of the Fund’s assets.

Emerging Markets Risk

Investments of the Fund or of the Institutional Investment Funds in emerging markets may be speculative. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

The Fund’s Use of Leverage Involves Risk of Loss

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings.  Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including:

•        the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•        the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•        the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•        the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, Borrowings by the Fund may be made on a secured basis.  The Fund’s Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lenders will have the right, through the Fund’s Custodian, to redeem the Fund’s investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders.  The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

The Institutional Investment Funds May Use Leverage, Which Involves Risk of Loss

In addition to any borrowing utilized by the Fund, Institutional Investment Funds in which the Fund invests may utilize financial leverage.  The Institutional Investment Funds may be able to borrow, subject to the limitations of their charters and operative documents.  While leverage presents opportunities for increasing an Institutional Investment Fund’s total return, it has the effect of potentially increasing losses as well.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Institutional Investment Fund will decrease.  Additionally, any event which adversely affects the value of an investment by an Institutional Investment Fund would be magnified to the extent such Institutional Investment Fund is leveraged.  Furthermore, because the Institutional Investment Funds may themselves incur higher level s of leverage than that which the Fund is permitted, the Fund could be effectively leveraged in an amount far greater than the limit imposed by the Investment Company Act.  The cumulative effect of the use of leverage by an Institutional Investment Fund in a market that moves adversely to such Institutional Investment Fund’s investments could result in a substantial loss to the Institutional Investment Fund which would be greater than if the Institutional Investment Fund were not leveraged.  The Adviser will target Institutional Investment Funds with leverage limitations in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their charters and operative documents or disclosure documents, as of when the Adviser make their selection of approved institutional investment managers.

The Securities Sub-Advisers May Invest in Equity Securities without Restriction as to Market Capitalization

The Securities Sub-Advisers may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies and growth stage companies.  Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies.  The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.  In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.  Some small companies have limited product lines, distribution channels and financial and managerial resources.  Some of the companies in which Securities Sub-Advisers invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage.  Such companies may also be dependent on key personnel with limited experience.

ETF Risk

The Fund may invest directly in public securities, including ETFs.  Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their NAV. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategies it follows. The Fund will incur brokerage costs if it buys or sells shares of an ETF and will also bear its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Reliance on Key Individuals

The Fund relies on the services of Mark D. Quam, William R. Fuhs, Jr. and Casey Frazier, as members of the Board and as the Fund’s senior officers. See “Directors and Officers – Officers” in the SAI, for a description of each such key personnel’s relevant experience.  The loss of the services of any of these key personnel could have a material adverse impact on the Fund, because of their familiarity with the Fund’s investment objective, investment strategies and investment features.

Tax Risk and Compliance with the Requirements to Qualify as a RIC

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify and has elected to be treated as a RIC under the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.  Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Institutional Investment Funds in which the Fund is invested.

While the Fund is considered a non-diversified fund within the meaning of the Investment Company Act, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to “look through” to the character of the income, and investments held by the Institutional Investment Funds.  However, unlike registered investment companies, Institutional Investment Funds are not obligated to publicly disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the allocation of its assets, and otherwise comply with the Code, and ultimately may limit the universe of Institutional Investment Funds in which the Fund can invest.  The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement in order for it to qualify as a RIC, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Institutional Investment Funds to bring itself into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Institutional Investment Fund only at certain times specified by the governing documents of each respective Institutional Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a repurchase by an Institutional Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.  In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Institutional Investment Funds.  If the Fund does not receive accurate information from the Institutional Investment Funds, the Fund risks failing to satisfy the Code’s qualification tests and incurring the excise tax on undistributed income.  See “Taxes” and, in the SAI, “Tax Aspects.”

In addition, the Fund invests in Institutional Investment Funds located outside the United States.  Such Institutional Investment Funds may be subject to withholding tax on their investments in such jurisdictions.  Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds. See “Taxes” and, in the SAI, “Tax Aspects.”

Distributions to Investors and Payment of Tax Liability

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Taxes.”  Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income.  Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

USE OF PROCEEDS

The proceeds of this initial offering of Shares will be up to $450,000,000.  There is no assurance that the Fund will raise such amount.  The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy and principal strategies as soon as practicable after this offering.  If the Fund is delayed in investing the proceeds of this offering, the Fund’s distributions could consist, in whole or in part, of a return of capital.  In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs.  Thus, there can be no guarantee that the Fund will raise $450,000,000 or that it will be able to assemble and achieve a portfolio of Institutional Investment Funds and Securities Sub-Advisers with the proceeds of the initial offering; and as a result, the Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.  See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end investment company that is operated as an interval fund. The Fund was organized as a Delaware limited liability company established on September 26, 2016 and has no operating history.  The Fund’s investments will be managed by the Adviser.  The Fund’s address is 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND INVESTMENT FEATURES

Investment Objective

The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets.  The Fund will pursue this objective by allocating its capital to certain real asset strategies for investing in the following global Real Asset Related Investments: (i) “Infrastructure”; (ii) “Timberland”; and (iii) “Agriculture/Farmland.”  The Fund will invest in a select group of institutional investment funds exclusively focused on Real Asset Related Investments, as well as domestic and international public and private securities such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing).  The Fund will invest in institutional investment funds that accept investments on a continuous basis with quarterly or semi-annual repurchases.  Such continuously offered funds will have perpetual life terms.  To a limited extent, the Fund may invest in certain closed-end institutional real asset funds that have targeted capital raises, investment lock-up periods and expected fund life terms (collectively with the continuously offered funds, the “Institutional Investment Funds”). The Fund may invest indirectly in properties located outside of the United States, including in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets.  The Fund may invest, either directly or indirectly, in the securities of non-U.S. issuers, including the securities of issuers located in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets. Additionally, the Fund will at no time invest more than 15% of its assets in securities that are either rated, or which have credit characteristics substantially the same as those rated below investment grade, also known as “junk.”  This will allow the Fund to invest with a diverse group of managers across differing investment strategies, geographies and real asset classes.

The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct co-investments into timberland and agriculture/farmland assets.  The Fund will maintain voting control of the Subsidiary.  The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. See “Calculation of Net Asset Value.”  For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies.  Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act.  For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary.  The total investment by the Fund in the Subsidiary, together with the Fund’s investments in the closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms, shall not exceed 25% of the Fund’s total assets.

The Sub-REIT’s board of directors will consist of the same members as the Fund’s Board. The Sub-REIT will have the same officers as the Fund. The Sub-REIT will not have operational employees as all investments will be made through a lease structure and the physical assets will be operated by lessees. Additionally, the Sub-REIT will engage external management companies for property-level oversight of its investments.  It will make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries of the Sub-REIT.  Such wholly-owned subsidiaries will be special purpose vehicles established as single member limited liability companies for each investment.

The Fund may also invest in Real Asset Securities, including but not limited to ETFs, Index Funds and baskets of public securities tied to indices that capture the global opportunity set of listed companies engaged in production related to these real asset categories.  In order to execute certain investment strategies involving Real Asset Securities, the Adviser may enter into certain sub-advisory agreements with the Securities Sub-Advisers.  Such sub-advisory agreements shall only be executed upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act.  In certain circumstances or market environments the Fund may reduce its investment in real asset securities and hold a larger position in cash or cash equivalents.

Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to U.S. and non-U.S., public and private  investments in Real Asset Related Investments.  In certain extreme circumstances or market environments the Fund may reduce its investment in Real Asset Related Investments and hold a larger position in cash or cash equivalents. The Fund will invest no more than 15% of its assets in Institutional Investment Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act and do not otherwise invest through real estate investment trusts (“REITs”) that would qualify for exemption under Section 3(c)(5) of the Investment Company Act.  Additionally, the Fund will not invest in Institutional Investment Funds that hold themselves out or otherwise operate as “hedge funds.”  The Fund does not plan to borrow funds or otherwise issue debt or preferred securities during the twelve month period from the date the Fund initially offers its Shares.

Infrastructure.  Infrastructure assets provide essential facilities and services supporting economic productivity. These may include, among other asset types, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports, and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses).  These assets share certain investment features that are attractive as part of an overall diversified portfolio, including: (i) stable and predictable income and cash flow with low return correlations to traditional asset classes such as public equities and fixed income; (ii) inelastic demand for their use as essential assets for a functioning society; (iii) minimal operating risk; and (iv) monopolistic characteristics with high barriers to entry. In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts.  Owners of such assets in many cases have the ability to increase such rates or fees at some level linked to inflation or economic growth.  The Infrastructure investments can be made through Institutional Investment Funds, separate accounts, co-investments, and/or public companies that invest in and/or operate such assets.

Timberland.  Timberland investment is the acquisition and management of forest assets for the purpose of producing a financial return. The two main subclasses of investments relating to timberland are tree farms and managed natural forests.  Timberland investments provide revenue generation from multiple sources, including harvesting, leasing and usage fees.  Additionally, they provide appreciation on both the value of the underlying land purchased, as well as the value of the timber on that land.  Timberland as an investment class has historically offered a potential inflation hedge as wood-based products permeate a multitude of sectors across the global economy and portfolio diversification through low return correlation to the overall public equity and debt markets.  The Timberland investments can be made through Institutional Investment Funds (including private REITs), separate accounts, co-investments, and/or public companies that invest in properties that are leased to timber operators and used to timber.

Agriculture/Farmland.  Agriculture/Farmland investments consist of direct investments in rural land, along with crop and livestock assets that produce food, fiber, and energy. Agriculture/Farmland investments focus on the productive capacity of the land base, and returns are based on the biological growth of crops and livestock, as well as appreciation of land and related assets.  Agriculture/Farmland investments are classified into three general categories: (i) row crop investments which include annual crops such as corn, soybeans, cotton, wheat and rice; (ii) permanent crop investments which include perennial crops such as fruit and nut which have both pre-productive and mature periods; and (iii) livestock investments which include land leased to local operators for grazing or direct livestock ownership and operation.  Sources of return include an income component from leasing fees, land prices and the price of the underlying commodities. The Fund’s investment strategy will focus on portfolio investments targeting returns from leasing, fees and land values.  Agriculture/Farmland investments have shown historical returns with a positive correlation to inflation, a low or negative correlation to public equities and debt, and low volatility in their return profile with stable income attributes.  Agriculture/Farmland investments can be made through Institutional Investment Funds (including private REITs), separate accounts, co-investments and/or public companies that invest in properties that are leased to farmers and used to grow crops or manage livestock.

The Fund intends to seek diversification across these asset classes, as well as diversification in global geography, Institutional Investment Funds and its investment strategies.  The Adviser seeks to attain portfolio stability and favorable risk-adjusted investment Real Returns, while having a low correlation to the publicly-traded equity and debt markets. While single-strategy real assets investment solutions can be volatile and can make it difficult to manage risk and maintain adequate diversification, the Adviser seeks lower volatility through diversification of real asset categories through a single, unified investment strategy across both the public and private markets.  Although the Fund will invest primarily in Institutional Investment Funds, the Fund also will invest a portion of its assets in public debt, equity and preferred securities backed principally by Real Asset Related Investments, and, to a lesser extent, cash and cash equivalents and other short-term investments.  These investments will be managed by the Securities Sub-Advisers acting as sub-advisers delegated by the Adviser.  See “Risk Factors.”

While the Fund is not constrained to allocate its investments among the real asset classes according to specific ranges, under normal circumstances the Adviser expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below.  Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.

Real Asset Class Investments (Debt & Equity)

Private Infrastructure	10 - 15%
Private Timberland	20 - 30%
Private Agriculture/Farmland	20 - 30%
Private Real Asset Debt	5 - 15%
Public Real Asset Securities	20 - 40%

Upon determination of the Fund’s allocations, the investments within each allocation are then actively managed by the Adviser. The Fund’s ability to gain exposure to each of these asset classes, the means by which it gains such exposure, and its ability to pursue its investment strategies as intended may be limited by availability, its intention to qualify and be treated as a RIC for U.S. federal income tax purposes, or other limiting factors.

The Adviser will execute these strategies through the selection and monitoring of, and the allocation of assets of the Fund to, Institutional Investment Funds and the Securities Sub-Advisers.  Through asset allocation, the Adviser will seek to diversify the overall investment portfolio by:

•        Asset Class: Infrastructure, Timberland and Agriculture/Farmland;

•        Geography: asset holdings across primarily across North America, South America, Europe, Asia, Australia and other geographic regions;

•        Strategy: differing asset and securities acquisition, underwriting and management strategies, policies and procedures; and

•        Capital Structure:  investments that include debt, preferred stock and equity securities.

The Fund has the option to borrow.  In each case, the amount that the Fund may borrow will be limited by the provisions of  Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the Investment Company Act) of at least 300%.  If the Fund does borrow, the Fund may seek to use commercial paper, bank loans secured by the liquid securities of the Fund and/or other borrowing available to the Fund. Any borrowing at the Fund level will be in addition to financial leverage that an Institutional Investment Fund may use as part of its capital structure.  The interest on borrowing by the Fund will be at prevailing market rates, to the extent the Fund borrows.  It is the intent of the Adviser to only use leverage on an operational basis to manage short-term liquidity considerations and it is not fundamental to the Funds targeted investment strategies and return profile. See “Risk Factors – The Fund’s Use of Leverage Involves Risk of Loss.” The Fund will not lend its portfolio securities for purposes of generating additional income or otherwise.  The Fund does not plan to borrow funds or otherwise issue debt or preferred securities during the twelve month period from the date the Fund initially offers its Shares.

The Institutional Investment Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Institutional Investment Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the institutional asset managers, and leverage limitations.  Unregistered investment funds, such as the Institutional Investment Funds, typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of assets that may be owned, the types of investment strategies employed, and in some cases, the amount of leverage that can be used.  Such funds also are a riskier investment, and investment in such funds is limited to sophisticated persons.  The Adviser seeks to construct a portfolio consisting of a wide variety of Institutional Investment Funds and Securities Sub-Advisers that has a low correlation to publicly-traded equities markets and demonstrates a balance of strategies, markets, risks and types of real asset investments.  The Adviser seeks to use a variety of institutional asset managers that invest and manage Real Asset Related Investments in diverse markets, utilize different investment strategies, construct varying types of portfolios and layer capital in a manner that is consistent with the risks embedded in their respective investment strategies.

The Adviser will only select Institutional Investment Funds that invest in infrastructure, timberland and/or agriculture/farmland, and have investment objectives that may not be changed without, at a minimum, a majority consent of the shareholders in each of such Institutional Investment Funds.  These Institutional Investment Funds will operate in a variety of global markets.  The balance of the Fund will be invested by the Securities Sub-Advisers in Real Asset Related Investments.  Underlying equity securities chosen by the Securities Sub-Advisers may be listed or unlisted and underlying debt securities may be rated or unrated.

Subject to the repurchase policies of the Institutional Investment Funds, the Adviser expects to reallocate the Fund’s assets in response to changes in market values and the performance of the institutional asset managers.  The Adviser aims to maintain a portfolio of investments that includes a variety of strategies, markets and types of institutional asset managers.  The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser.

None of the Institutional Investment Funds, the asset managers of such Institutional Investment Funds or the Securities Sub-Advisers are affiliated with the Fund or the Adviser.  In general, the Fund will limit its investment in any one Institutional Investment Fund to less than 25% of its assets.  The Fund either will hold non-voting securities of an Institutional Investment Fund or will limit its investment in any Institutional Investment Fund to less than 10% of the Institutional Investment Fund’s voting securities.  The Fund will not acquire more than 3% of another RIC’s shares.  The Fund shall not invest more than 5% of its assets in a single RIC, nor shall it invest in more than 10% of its assets in RICs.  The Fund may invest substantially all of its assets in non-voting securities of Institutional Investment Funds.  The Fund would purchase non-voting securities to avoid being an “affiliate” of an Institutional Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Institutional Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Institutional Investment Fund.

Institutional Investment Funds are pooled investment vehicles, which are typically exempt from registration, that have shareholders, other than the Fund. The Fund will be an investor in the Institutional Investment Funds as any typical investor would be.  The Fund has been designed to afford the Adviser flexibility to deploy assets into investment strategies it deems appropriate under prevailing economic and market conditions.  Accordingly, at any given time, the Fund may not invest in all of the enumerated real asset investment strategies described in this Prospectus, and the Fund’s investment allocation is not fixed and will likely not be equally weighted.  The Adviser may add different investment strategies at its discretion within the differing real asset sectors, consistent with the Fund’s investment objective.

Additional information about the types of investments that are expected to be made by the Fund is provided below and in the SAI.  The Fund’s investment objective is a fundamental policy and may not be changed without the approval of the Fund’s shareholders.  Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders.  See “Additional Investment Policies – Fundamental Policies” in the SAI.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Institutional Investment Funds and Securities Sub-Advisers

The Adviser follows certain general guidelines when reviewing and selecting Institutional Investment Funds and Securities Sub-Advisers.  The Adviser takes into consideration the following criteria when selecting the approved institutional asset managers:

•        Assets under management;

•        Length of time in the business;

•        Stability and depth of corporate management;

•        Stability and depth of investment management team;

•        Investment strategies, target returns and leverage limitations;

•        Investment process and research capacity;

•        Existing portfolio composition and valuation;

•        Structure of any Institutional Investment Funds and tax considerations;

•        Historical performance and reputation;

•        Fees and expenses;

•        Conflicts policies;

•        Reporting and valuation policies/process; and

•        Investor rights and controls.

Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, the selection of Institutional Investment Funds and Securities Sub-Advisers is a fundamentally subjective process.  The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser.  In addition, some Institutional Investment Funds may be newly organized and have no, or only limited, operating histories.  However, the Adviser will select institutional asset managers whose principals have substantial experience investing assets in Real Asset Related Investments. There can be no assurance that the Adviser will be able to access institutional asset managers, whether through their Institutional Investment Funds or by engaging them as Securities Sub-Advisers that can enable the Fund to meet its objective.  None of the Institutional Investment Funds, the managers of such Institutional Investment Funds nor any of the Securities Sub-Advisers have affiliations or arrangements with the Fund or the Adviser, other than the fact that the Fund invests in Institutional Investment Funds or the Securities Sub-Adviser is engaged by the Adviser for sub-advisory services associated with the Real Asset Related Investments as described herein.  The Fund is an investor in an Institutional Investment Fund, as any typical investor would be.

Other than regulatory limitations applicable to a RIC, the Adviser is not bound by any fixed criteria in allocating assets to Institutional Investment Funds. Institutional Investment Funds have some flexibility to make investments in accordance with the market environment and employ leverage, as permitted within the operative documents for their investment vehicle and limitations set forth in the Code for operation of a REIT or corporate entity.  See “Risk Factors – Investment Funds May Have Heavily Concentrated Investment Holdings” and “–Institutional Investment Fund Leverage.”  The Adviser will consider investing in Institutional Investment Funds that pursue a wide range of long-only real asset investment strategies with buy and hold strategies that do not incorporate the trading of real estate assets.  Neither the Institutional Investment Funds, nor the Securities Sub-Advisers may sell securities short and may not write uncovered options.

The current investment guidelines, developed by the Adviser are as follows:

Institutional Investment Fund Review.  The Adviser will rely on its analysis and due diligence process of the selection of the appropriate Institutional Investment Funds.  The Adviser may engage research and consulting services to assist in the aggregation and review of due diligence materials for each of the Institutional Investment Funds that it considers.  The Adviser’s process for evaluating such funds emphasizes a real asset portfolio, the market pricing at which other investors are willing to purchase the assets or investments, performance and consistency of the funds and the management teams, the investment managers’ investment approaches and processes, the mechanics and structure for entering and exiting the funds, the overall expense ratios of the funds, as well as policies and procedures around the execution of the funds’ investment strategies.  The goal of this process is to identify a group of high quality institutional asset managers with Institutional Investment Funds that merit consideration.  The Adviser will only select Institutional Investment Funds that have investment objectives that may not be changed without, at a minimum, a majority consent of the shareholders in each of such Institutional Investment Funds.

Securities Sub-Advisers Review.  Similar to its review of Institutional Investment Funds, the Adviser will rely on its analysis and due diligence process of the selection of the appropriate Securities Sub-Advisers.  The Adviser may also engage research and consulting services to assist in the aggregation and review of due diligence materials for each of the Securities Sub-Advisers that it considers.  The Adviser’s process for evaluating the institutional asset managers and their securities strategies emphasizes managers with substantive track-record with existing funds or separate accounts, the performance and consistency of the strategies performance and consistency in the management teams.  Additionally, the Adviser focuses on fees and expense ratios, policies and procedures around the execution of such investment strategies, and research capabilities at a global/macro level, as well as individual security.  The goal of this process is to identify a group of high quality institutional asset managers with investment strategies that merit consideration.  Once identified, the Adviser, the Board and a majority of the existing shareholders (at such time) shall approve each Securities Sub-Adviser.

Interviews and Selection of Institutional Investment Funds and Securities Sub-Advisers.  The Adviser seeks to conduct a multi-step process for and review evaluation of each potential Institutional Investment Fund and each potential Securities Sub-Advisers that includes: (i) an initial meeting with a summary level introduction to the practices, strategies and team for the manager and fund; (ii) a questionnaire and offering material review process to track historical record performance and consistency as well as a sensitivity analysis on a forward looking basis; (iii)  an onsite interview with the management team for a full evaluation of the institutional asset manager’s investment evaluation, documentation and decision processes; and (iv) reference calls with parties familiar with the institutional asset manager and/or the fund.  The goal of the due diligence process is to evaluate:  (i) the background of the institutional asset manager’s firm and its respective team; (ii) the infrastructure of the institutional asset manager’s research, evaluation and investment procedures; (iii) the institutional asset manager’s strategies and method of execution; (iv) the institutional asset manager’s risk control and portfolio management processes; and (v) the differentiating factors that the Adviser believe give an Institutional Investment Fund or Securities Sub-Advisers an advantage over other potential investment funds and institutional asset managers.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to evaluate the Institutional Investment Funds’ and the Securities Sub-Advisers’ potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investments.  Once an Institutional Investment Fund is selected, the Fund and the Adviser will continue to review the investment process and performance of the Institutional Investment Fund.  The Adviser and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Institutional Investment Funds that provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations and liabilities. The Fund and the Adviser expects to monitor Institutional Investment Funds through a combination of periodic performance updates, portfolio reports and phone calls and visits from time to time (including at least full reviews on an annual basis).  Furthermore, the Fund’s Board will review and approve in advance the valuation methodology of any independent valuation firm it uses and confirm that the Fund’s Board will regularly review the historical accuracy of its fair value methodologies. Each of the Institutional Investment Funds will provide annual financial statements, quarterly unaudited financial statements and additional quarterly financial information that includes, but are not limited to: (i) financial statements; (ii) a summary of investment holdings; (iii) a summary of liabilities; (iv)  the Fund’s investment account statement; and (v) updated valuations calculated in accordance with valuation policies that include third party independent appraisals, and in most cases, third party oversight and investor review and input.  Additionally, each of the Institutional Investment Funds provides its investors with the right to reasonably request additional information and review the books and records of the Institutional Investment Fund.  The Adviser will utilize third party quantitative databases to analyze the risk and return attributes of the Institutional Investment Funds.  The Adviser will evaluate regularly each Institutional Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether the investment performance is satisfactory.  The Adviser, subject to the repurchase policies of the Institutional Investment Funds, may reallocate the Fund’s assets among the Institutional Investment Funds, redeem its investment in Institutional Investment Funds, and/or select additional Institutional Investment Funds. For a description of the Fund’s procedures in respect of valuing its investment in Institutional Investment Funds, see “CALCULATION OF NET ASSET VALUE – Net Asset Valuation.”

In addition, once a Securities Sub-Adviser is selected, by the Adviser, the Board and a majority of the existing shareholders (at such time), to sub-advise a specified portion of the Fund’s assets for investment in Real Asset Related Investments, the Fund and the Adviser will continue to review the investment process and performance of the Securities Sub-Advisers.  The Adviser and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Real Asset Related Investments that are consistent with the Fund’s investment objective and RIC requirements and that the investment performance in such securities is satisfactory. The Fund’s Board will review and approve in advance the valuation methodology of any independent valuation firm it uses and confirm that the Fund’s Board will regularly review the historical accuracy of its fair value methodologies. The Adviser may, at its discretion, reallocate the Fund’s assets among the Securities Sub-Advisers, redeem its investment in Real Asset Related Investments, and/or select additional Securities Sub-Advisers to sub-advise such specified portion of the Fund’s assets, with the approval of the Board and a majority of the existing shareholders at such time.

The performance of each Securities Sub-Adviser that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same or similar strategy (and who may or may not be currently managing assets for the Fund) and against a market benchmark for strategies similar to the one utilized by the Securities Sub-Adviser.  As AUM increases and the investments managed by the Securities Sub-Advisers increase, the Fund may benefit from fee breakpoints offered by certain Securities Sub-Advisers and the Fund’s total expenses may decrease as a percentage of AUM.  Alternatively, if AUM shrink or allocations to Securities Sub-Advisers are reduced fund expenses may increase as a percentage of AUM.  The reasons for reducing or withdrawing entirely the capital allocated to a Securities Sub-Adviser may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Securities Sub-Adviser’s strategy or personnel; (iii) a significant change in the amount of assets under the Securities Sub-Adviser’s management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Securities Sub-Adviser’s market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Securities Sub-Advisers that cause the Fund’s allocations among the Securities Sub-Advisers to become disproportionate or unbalanced with respect to the Adviser’s asset allocation models or strategies; (ix) the Fund’s need to comply with the asset diversification requirement in order to qualify as a RIC; (x) the Fund’s need for liquidity to pay dividends; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Securities Sub-Adviser is expected to be reallocated to another Securities Sub-Adviser within a short period of time. For a description of the Fund’s procedures in respect of valuing its investment in real asset securities, see “CALCULATION OF NET ASSET VALUE – Net Asset Valuation – Traded Securities.”

Capital Allocation

While the approved Institutional Investment Funds and Securities Sub-Advisers have been reviewed and approved by the Adviser, there is no guarantee that any one Institutional Investment Fund or Securities Sub-Adviser will receive an allocation of the Fund’s assets for investment.  When an Institutional Investment Fund or Securities Sub-Adviser is selected, the allocation of assets may vary substantially for each.  Additionally, there can be no assurance that an Institutional Investment Fund or Securities Sub-Adviser will have the capacity to accept additional assets for management and there may be a delay in the acceptance of such an investment that may change the Fund’s ability to utilize such approved Institutional Investment Fund or Securities Sub-Adviser.  Additionally, the Adviser, subject to Board approval, can add a new Institutional Investment Fund to help the Fund achieve better diversification or deployment of capital.

Allocations to an Institutional Investment Fund may vary over time and the list of Securities Sub-Advisers may change over time upon the ongoing monitoring of the Adviser and continuous analysis of alternative managers of real asset securities and Institutional Investment Funds.  As noted above, the Fund will limit its investment in any one Institutional Investment Fund to less than 25% of its assets.  The Fund either will hold non-voting securities of an Institutional Investment Fund or will limit its investment in any Institutional Investment Fund to less than 10% of the Institutional Investment Fund’s voting securities.

Investment Strategies of Institutional Investment Funds and Securities Sub-Advisers

Institutional Investment Funds and Securities Sub-Advisers may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities.  The Fund has been designed to afford the Adviser flexibility to deploy assets in real asset investment strategies, including infrastructure, timer and Agriculture/Farmland, that the Adviser deems appropriate under prevailing economic and market conditions.  The Fund is not limited in the types of Institutional Investment Funds and Securities Sub-Advisers that it may select or the types of investment activities in which they may engage, within these three real asset sectors and consistent with its investment objective.  The Adviser will consider investing in Institutional Investment Funds that pursue a wide range of long-only real asset investment strategies with buy and hold strategies that do not incorporate the trading of real assets.  The Institutional Investment Funds may not sell securities short and may not write uncovered options.  Likewise, Securities Sub-Advisers that are selected to sub-advise a specified portion of the Fund’s assets for investment in Real Asset Related Investments may only use long-only or buy and hold investment strategies, and will be restricted from selling securities short and writing uncovered options. The following is a brief description of the strategies implemented by the Fund, which strategies are employed on a collective basis to achieve the Fund’s objective.

Investing in Institutional Real Asset Related Investments

Real assets are characterized typically by investments in tangible hard assets (like real estate, timber, agriculture/farmland and infrastructure) that provide a blend of income, equity-like upside potential, inflation hedging, lower volatility and, in general, low correlations to public equities and fixed income. These defined characteristics generally do not include commodities or financial assets, which tend to experience greater volatility and are more susceptible to global capital market trends. Real assets tend to serve as the foundation for the delivery of goods and services that are necessary to support the global economy.  As a result, drivers of end-user demand for these assets tend to be relatively predictable, sustainable and inelastic.

These investment characteristics are growing in demand as a growing number of institutional investors struggling to meet their long-term commitments in this increasingly difficult investment climate are re-evaluating their asset allocation. Prompted by the lessons of the financial crisis of 2008 and new regulations that are forcing a de-risking of portfolios, investors are turning their attention increasingly to real assets.  This increasing demand for real assets was shown in the Pension Fund Allocation Survey by bfinance from January 2014.  Ninety percent of respondents said that they had some exposure to real assets and 44% had more than a 10% exposure.

A potential investor who meets the conditions imposed by most institutional equity managers could invest directly with such managers; however, these conditions include investment minimums that may be considerably higher than the Fund’s minimum investment.  The Fund intends to provide investors with access to a broad array of institutional fund opportunities.  However, the average endowment allocation to real estate and alternative investments may not be appropriate for certain individual investors. Your financial advisor, who is familiar with your investment goals, should review this offering and determine whether the addition of such a real asset investment may add value to your portfolio.

Income Oriented Returns:  Real Asset Related Investments offer investors relatively steady cash flow streams, often supported by regulated or contractual revenues and attractive operating margins. Many Real Asset Related Investments are subject to long-term lease or concession agreements which frequently include pricing provisions that seek to ensure a predictable return over time. As a result, these assets tend to generate consistent, stable cash-flow streams with lower volatility than other traditional asset classes.  These attractive income streams may protect the value of an investment during recessionary environments and can also provide an important cushion against rising interest rates.  Furthermore, the sustainable and predictable nature of these income streams leads Real Asset Related Investments to offer a compelling option for investors with regular cash distribution requirements.

Equity-Like Upside:  Although a significant portion of Real Asset Related Investments revenue streams are subject to long-term, contractual agreements, the asset class also retains exposure to an improving economic environment. Whether it is realized in the form of improved leasing, growing throughput on toll roads, expanded harvesting of timber assets, or climbing food prices, Real Asset Related Investments reap the benefits of a strong global economy. While Real Asset Related Investments current income protects returns on the downside, operational leverage enhances value and revenue growth (and value) potential exist on the upside.

Inflation Hedge/Real Returns:  The Adviser believes that real assets have historically been a good hedge against inflation.  Historically inflationary pressure have usually been driven by growth in the overall economic environment.  Such growth has historically placed inflationary pressure on rents, harvest & food prices and usage fees associated with real assets.  The Adviser believes these trends will continue with pressures from population growth, growth in demand and usage, acceleration of privatization and demand for investments, and obsolescence of older assets.

Diversification & Risk Adjusted Returns: The Adviser believes that one key to constructing successful investment portfolios is mitigating concentration risk through investment across numerous asset classes, including, but not limited to real assets.  In this respect, a portfolio with multiple asset classes has lower risk than a concentrated portfolio in an individual asset or asset type. This is possible because different types of assets often change in value in opposite ways. For example, when the prices in the stock market fall, the prices in the bond market often increase, and vice versa. Adding real assets to a portfolio can provide diversification in an investor’s portfolio, potentially reducing portfolio risk or increasing portfolio returns for a given risk.

Investors attempt to balance maximizing portfolio returns and minimizing portfolio volatility.  The Adviser intends to develop a Real asset Related Investment portfolio by investing in a portfolio of public and private debt and equity Real Asset Related Investments.  It is the intent of the Adviser to weigh the investment portfolio of the Fund toward Institutional Investment Funds that invest in direct real asset investments and have less volatility in their value/pricing.

Additional Information About Fund Investments

REITs and REIT-Like Entities.  Many of the public and private timberland and agriculture/farmland investments will take the form of real estate companies that operate as REITs and similar REIT-like entities.  REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by REITs will not be eligible for the dividends received deduction and are generally not considered “qualified dividend income” eligible for reduced rates of taxation for U.S. federal income tax purposes.  REITs can generally be classified as equity REITs or mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Funds REIT investments will be primarily in equity REITs.

A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. A number of countries around the world have adopted, or are considering adopting, REIT-like structures similar to the U.S. that are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to shareholders and meet certain other requirements.

The Sub-REIT.  The Fund may gain exposure to Timberland and Agriculture/Farmland investment opportunities, in whole or in part, through investments in the Sub-REIT.  The Sub-REIT may co-invest in timberland and Agriculture/Farmland properties and pooled investment vehicles with approved institutional asset managers.  The Adviser shall have discretion over all investments of the Sub-REIT. As a REIT, the dividend income the Fund would receive from the Subsidiary would be qualifying income to the fund for purposes of the 90% gross income requirement for RIC qualification.

Other Investment Companies.  The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV.  Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies (and therefore not subject to the protections of the 1940 Act) because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.

Non-U.S. Companies and Emerging Market Companies.  For purposes of the Fund’s investment strategies, a non-U.S. company is one that is: (i) organized or located outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; or (iii) does a substantial amount of its business outside of the U.S.  The Fund’s global real asset equities strategy seeks to benefit from national and regional economic growth around the world by investing in REITs and other publicly-traded real asset securities.  These investments include equity securities issued by U.S. and non-U.S. real asset companies, including REITs and other Real Asset Related Investments.  The Fund may invest in non-U.S. companies, including emerging market companies, in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.

  The Fund intends to select Securities Sub-Advisers that manage portfolios of real asset securities that include companies with strong market positions and employ a risk-managed investment approach that focuses on companies the Securities Sub-Advisers believe have potential for growth and/or strong income characteristics.  These may include securities in emerging markets.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund is not limited in the extent to which it may invest in emerging market companies. See “Foreign (Non-U.S.) and Emerging Markets Securities Risk” below.

  Equity Securities.  For purposes of the Fund’s investment strategies, the equity securities in which the Fund may invest can consist of (i) common stocks; (ii) rights or warrants to purchase common stocks; (iii) securities convertible into common stock; and (iv) preferred stocks.

Debt Securities.  The Fund’s real asset debt strategy seeks to create and maintain, directly and indirectly through Institutional Investment Funds, a portfolio of investments that generate a stable income stream of attractive and consistent cash distributions.  Investing in timberland or Agriculture/Farmland real estate loans and other real asset-related securities will emphasize the payment of current returns to investors and preservation of invested capital as primary objectives.  The Fund intends to identify Institutional Investment Funds with institutional asset managers that focus on the timberland, Agriculture/Farmland and/or infrastructure.  The Fund will include varying investment strategies that include investment and origination of first mortgage loans as well as subordinated debt (B-notes and mezzanine loans), participating loans, bridge loans and other secured and unsecured real asset-related debt.

MANAGEMENT OF THE FUND

General

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, plans to regularly interact with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel.  The Board’s Audit Committee (which consists of all of the Independent Directors) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund’s independent registered public accounting firm and the Adviser’s senior personnel.  The Board receives periodic presentations from senior personnel of the Adviser regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters. The Board will also review any proposals associated with the Adviser entering into sub-advisory relationships with Securities Sub-Advisers. Such relationships may only be entered into upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities pursuant to the Investment Company Act.

The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund’s directors not be “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor or their designee, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor or their designee (the Independent Directors).  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act and/or the rules thereunder require the approval of a majority of the Independent Directors.  Four (4) of the Fund’s seven (7) directors will be Independent Directors.  A majority of the Directors are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of any of the foregoing, as defined by the Investment Company Act.  The Fund’s directors, including its four (4) Independent Directors, will interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management matters or issues of concern to the Board.  As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the Board’s size and the cooperative working relationship among the Independent Directors and among all directors.

Information regarding the Board is set forth below. The Fund has divided the directors into two groups: Independent Directors and directors who are “interested persons,” as defined in the Investment Company Act (“Interested Directors”). The address for each director is c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM(1)

Independent Directors
Robert F. Doherty	52	inception	see footnote
Jeffrey A. Jones	58	inception	see footnote
Richard J. McCready	59	inception	see footnote
Paul E. Sveen	55	inception	see footnote

Interested Directors
William R. Fuhs, Jr.	49	inception	see footnote
Casey Frazier	39	inception	see footnote
Mark Quam	47	inception	see footnote

(1)    Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Independent Directors

Robert F. Doherty has over 20 years of senior investment banking experience, heading groups at JP Morgan, UBS, and Merrill Lynch responsible for infrastructure, securitization, structured products and municipal project finance. At JP Morgan, Mr. Doherty directed banking services provided to state and local governments. At UBS, Mr. Doherty managed its industry-leading National Infrastructure Group, providing financing solutions to a broad range of governmental sectors. Overall, Mr. Doherty has structured or advised on over $25 billion of infrastructure and municipal transactions.  Mr. Doherty joined Ensyn as Chief Financial Officer in May 2013 from Renova Capital Partners (“Renova”), a Denver-based investment firm founded in 2007 to develop, own and aggregate clean energy infrastructure assets. One of Renova’s lead investments is Main Street Power Company, Inc. (“Main Street Power”), one of the fastest-growing commercial solar developers and owner/operators in the U.S. Mr. Doherty serves on the Board of Directors of Main Street Power.  Mr. Doherty has a Bachelors of Science degree in Foreign Services from Georgetown University Edmund A. Walsh School of Foreign Service, and a Masters degree in Business Administration from the University of Chicago Graduate School of Business Chicago.

               Jeffrey A. Jones has over twenty-seven years of real estate investment experience in multiple real estate product types in markets throughout the U.S.  Mr. Jones is currently a Principal at SmithJones and a Director on the Board of Versus Capital Multi-Manager Real Estate Income Fund LLC.  Mr. Jones was President and Executive Director of Ameriton Properties Inc. (“Ameriton”), as well as Executive Vice President of Archstone-Smith in Denver, Colorado from 2000 to November of 2007, where he had overall investment, management and asset management responsibility for more than $2.3 billion of apartment investments.  Prior to joining Ameriton, Mr. Jones was Senior Vice President with Archstone-Smith in Austin, Texas where he was responsible for Archstone’s multifamily acquisition and development activities throughout the central U.S.  From 1995 to 1999, Mr. Jones was Senior Vice President of Homestead Village Inc. (“Homestead”), where he directed acquisition and development activities for its limited service extended-stay hotel product throughout the central part of the U.S. Prior to Homestead, Mr. Jones held development positions with Sentre Partners, Stark Companies International, Maclachlan Investment Company and Trammell Crow Company.  Mr. Jones received his undergraduate degree from Stanford University.

               Richard J. McCready has been involved in commercial real estate investment and finance for over 30 years, gaining experience in capital markets, raising debt and equity capital, innovative transaction structuring, organization building, asset/risk management and value creation in a variety of real estate-related businesses.  He is currently President of The Davis Companies and a Director on the Board of Versus Capital Multi-Manager Real Estate Income Fund LLC (also serving as Chair of the Audit Committee).  Mr. McCready is responsible for firm-wide strategy and oversees day-to-day management of all aspects of the firm’s investment and asset management functions and operations.  Prior to joining The Davis Companies, Mr. McCready was the founder of Hummock Pond Capital Strategies (“Hummock Pond”), a real estate consulting and advisory firm that assisted real estate-related funds and businesses with operations, capital raising and strategic planning.

Prior to founding Hummock Pond, Mr. McCready was the Chief Operating Officer and Executive Vice President of NorthStar Realty Finance Corp (NYSE: NRF) (“NRF”), a publicly-traded commercial real estate finance company with over $10 billion in assets under management, Mr. McCready was one of the key executives responsible for building the organization.  Previously, Mr. McCready was at NRF’s predecessor company, NorthStar Capital Investment Corp., a private equity fund business specializing in opportunistic investments in real estate assets and operating companies, where he served as the President. Chief Operating Officer and Director.  NRF was one of the platform investments of NorthStar Capital Investment Corp., Mr. McCready spearheaded and managed the IPO spin-off, ultimately becoming the Chief Executive Officer & Executive Vice President.

From 1990 to 1998, Mr. McCready served, first as General Counsel and then as the President, Chief Operating Officer and Director of Winthrop Financial Associates.  From 1984 to 1990, he practiced law at Mintz Levin in Boston.  In addition, Mr. McCready has served on numerous real estate company boards and has a broad knowledge of multiple real estate property types and strategies.  Mr. McCready is a Phi Beta Kappa graduate of The University of New Hampshire and received his law degree, magna cum laude, from Boston College, where he served as a member of the Law Review.

               Paul E. Sveen is the Chief Financial Officer of Swift Financial Corporation (“Swift”).  Swift is, a leading provider of working capital to small businesses and has provided more than $1 billion in funding to over 16,000 small businesses across the US.  Mr. Sveen is a Director on the Board of Versus Capital Multi-Manager Real Estate Income Fund LLC.

               Mr. Sveen is a founding owner of Pantelan Real Estate Services LLC (“Pantelan”), which invests directly and partners with single family residential investors, providing select “best-in-class” services to support the single family asset class across all phases of the investment life cycle.  Pantelan’s clients have included institutional investors such as private equity firms, hedge funds, and single-family rental focused firms.  Pantelan has provided a range of services on over 10,000 properties, including underwriting, acquisition, stabilization, property management and performance focused advisory services.

               Previously, Mr. Sveen was a 19-year veteran of Lehman Brothers, where he was instrumental in building Lehman Brothers’ structured finance business into one of Wall Street’s leading securitization franchises.  While at Lehman Brothers, he led several structured finance business groups, including asset-backed finance, principal finance, asset-backed commercial paper and structured finance client solutions.  He was promoted to Managing Director in 1999.  In 2004, Mr. Sveen was appointed Chief Administrative Officer of Aurora Loan Services, a wholly-owned subsidiary of Lehman Brothers and one of the leading Alt-A mortgage originators and servicers in the United States at that time.  After his career at Lehman Brothers, Mr. Sveen was actively engaged through his consulting firm by several private equity firms to advise on existing portfolio investments and to lead the evaluation of investments in several new business ventures in the mortgage, structured finance and real estate industries.  Mr. Sveen holds a Bachelor of Arts degree in Economics from St. Lawrence University and attended The University of Oslo, Norway.

Interested Directors

               William R. Fuhs, Jr. has approximately 25 years of banking, corporate finance and investment product experience focused on hard assets including real estate, infrastructure and facility assets.  Mr. Fuhs is a founding partner of Versus Capital and has been President of the Company since in 2010. Additionally, Mr. Fuhs is Chairman of the Board of Directors for Versus Capital Multi-Manager Real Estate Income Fund LLC.  He also serves as its President.  In 2006, Mr. Fuhs partnered with Mr. Quam as the Chief Financial and Operating Officer of Welton Street Holdings LLC from 2006 to 2010, where he was responsible for product development, finance, administration and operations.  Prior to Welton Street, Mr. Fuhs held several senior product development and finance positions with the Dividend Capital companies from 2003 to 2005.  Mr. Fuhs’ prior professional experience, from 1992 to 2003, included various positions within the investment banking division of Merrill Lynch. During his eleven years at Merrill Lynch, Mr. Fuhs was involved in numerous aspects of the business including equity and debt underwriting, asset based financing (including real estate) and mergers and acquisitions.  Mr. Fuhs has a Bachelor of Arts degree in Economics from Middlebury College.

Casey Frazier joined the Adviser as the Chief Investment Officer in 2011.  Mr. Frazier is also a member of the Board of Directors for Versus Capital Multi-Manager Real Estate Income Fund LLC.  He also serves as its Chief Investment Officer.  Previously, Mr. Frazier was a Senior Vice President of NRF Capital Markets LLC from 2010 to 2011, where he was responsible for product development and due diligence for the firm including helping to develop products to be sold in the retail broker-dealer channel, managing the due diligence process for existing products and overseeing the marketing efforts of the firm.  Prior to that Mr. Frazier acted as the Chief Investment Officer for Welton Street Investments, LLC and Welton Street Advisors LLC from 2005 to 2010.  In this capacity he reviewed and monitored all prospective securities offerings and investments.  This included the review of over $7 billion in private real estate transactions.  From 2004 to 2005 he was an Assistant Vice President, Asset Management of Curian Capital LLC (“Curian”), a registered investment adviser.  In this capacity, Mr. Frazier helped supervise the asset allocation and money manager selection for Curian’s turnkey asset management program. Mr. Frazier helped develop over 300 multi-disciplinary account portfolios.  During his tenure he helped the firm grow assets from $200 million to over $1 billion. Previously, Mr. Frazier managed the due diligence process for the National Planning Holdings’ (“NPH”) broker/dealer network from 2003 to 2004.  NPH is an organization with four separate broker dealers and over 3,000 registered representatives.  This process included analyzing all potential investments to be sold within the broker dealer network including; mutual funds, variable annuities, private placements, REITs, hedge funds and derivative products.  Mr. Frazier received a Bachelor of Arts degree in American Political Economy from The Colorado College, and has earned the CFA (Chartered Financial Analyst) designation.  The Board is aided by Mr. Frazier’s strong investment management skills.

Mark Quam is a sixteen-year veteran of the real estate investment and securities business.  He is a founding partner of the Adviser has been its Chief Executive Officer since inception.  Additionally, Mr. Quam serves as the Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC.  Previously, Mr. Quam was the President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC (“Welton Street”) from 2005 to 2010.  Prior to Welton Street, Mr. Quam, as a partner and senior executive, conceptualized and co-founded both Dividend Capital Trust and Dividend Capital Securities LLC, a private real estate trust and its affiliated distributor, respectively.  From 1998 to 2002, Mr. Quam founded and was Chief Executive Officer, for EquityCity.com.  Prior to establishing EquityCity.com, Mr. Quam was active in real estate development as a Director of Construction and Project Management for CB Richard Ellis.  Mr. Quam holds an undergraduate degree in finance from the University of Arizona and attended the Masters Program in real estate finance and construction at the University of Denver. Mr. Quam was a member of the Financial Industry Regulatory Authority’s (“FINRA”) National Corporate Finance Committee from 2007 to 2012.

Board Participation and Committees

The Board believes that each director’s experience, qualifications, attributes and skills give each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Each director serves on the Board for the duration of the Fund, or until his death, resignation, termination, removal or retirement.  A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity.  A director may resign upon 90 days prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders.  The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving.  If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The Chairman of the Board is Mr. Frazier.  The only standing committees of the Board are the Audit Committee, Nominating Committee, Investment Committee and Valuation Committee.

The current members of the Audit Committee are Mr. Doherty, Mr. McCready, Mr. Jones and Mr. Sveen, each of whom is an Independent Director.  The current Chairman of the Audit Committee is Robert Doherty.  The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

The current members of the Nominating Committee are Jeff Jones, Paul Sveen, Rick McCready, William Fuhs and Mark Quam.  Therefore, a majority of the Nominating Committee consists of Independent Directors.  The current Chairman of the Nominating Committee is Paul Sveen.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund.  The Nominating Committee reviews nominations of potential Directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.  The Nominating Committee will consider nomination as it deems appropriate after taking into account, among other things, the factors listed in the charter.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

The Investment Committee is comprised of all of the Directors, the majority of which are Independent Directors. The current Chairman of the Investment Committee is Mr. Frazier.  The function of the Investment Committee, pursuant to its adopted charter, is to oversee the determination of investment strategies and objectives of the Fund, which include the establishment of the policies and procedures for the selection and ongoing due diligence of Institutional Investment Funds and Securities Sub-Advisers and the approval of any removal or addition of an approved Institutional Investment Fund or Securities Sub-Advisers, including the approval by the Independent Directors.

The current members of the Valuation Committee are Mr. Jones, Mr. Doherty, Mr. Sveen, Mr. Fuhs and Mr. Frazier.  Therefore, a majority of the Valuation Committee consists of Independent Directors.  The current Chairman of the Valuation Committee is Mr. Jones.  The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the policies and procedures for the calculation of the Fund’s NAV.  The Valuation Committee will review and oversee the policies and reporting of the underlying asset values of the Institutional Investment Funds, as well as the portion of the Fund’s assets that are sub-advised by the Securities Sub-Advisers and invested with the Sub-REIT.

The SAI provides additional information about the Directors serving on the Board, their compensation and ownership in the Fund (if any).

Executive Officers

Mr. Quam serves as the Chief Executive Officer, Mr. Fuhs serves as President and Mr. Frazier serves as Chief Investment Officer of the Fund.

John Gordon is the Fund’s Chief Financial Officer and Chief Compliance Officer.  Mr. Gordon is a Certified Public Accountant (“CPA”) and a Forensic CPA.  His 28 years’ or professional experience includes 10 years at Madison Capital Management, LLC (“Madison”), an alternative investment management firm specializing in real estate, distressed, natural resources and special situation financial assets.  Additionally, Mr. Gordon serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC.  Through May 2006, Mr. Gordon was responsible for the day-to-day activities of Madison’s accounting and finance departments.  Subsequently, Mr. Gordon managed the asset management department and was a member of the compliance committee and the investment committee.  Previously, Mr. Gordon was the Chief Financial Officer for seven public equipment leasing limited partnerships managed by Capital Associates and served as the Corporate Controller for Capital Associates International, Inc. (“Capital Associates”), a public equipment leasing company.  Prior to working at Capital Associates, Mr. Gordon’s experience included four years as the Corporate Controller of Encore Media Corporation and five years with KPMG, then the largest public accounting firm in the world.  Mr. Gordon has extensive experience dealing with accounting, finance, human resources and information technology issues, including participation in and/or overall responsibility for three major computer systems conversions.  Mr. Gordon earned a Bachelor of Science degree in Business Administration with an emphasis in Accounting from Metropolitan State College, Colorado and attended Masters of Business Administration courses at the University of Colorado at Denver.  Mr. Gordon became a CPA in the State of Colorado in 1989 and a Forensic CPA in 2010.

John Loomis is the Secretary and Treasurer of the Fund.  He joined the Adviser in 2016 as the Accounting and Compliance Manager. Mr. Loomis has over 25 years of accounting/finance experience dealing with GL accounting, financial statement preparation, and managing processes. Additionally, Mr. Loomis also serves as the Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC.  He spent 20 years with Starz Entertainment, LLC as a Senior Accounting Manager and before that worked for KPMG. Mr. Loomis has earned BS degrees in Finance and Accounting from Brigham Young University and Metropolitan State College Colorado, respectively.

The SAI provides additional information about the Executive Officers of the Fund.

Adviser and Investment Management Fee

The Board has engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment management agreement entered into between the Fund and the Adviser (the “Investment Management Agreement”).  The Fund’s Adviser has been delegated the responsibility of selecting the Institutional Investment Funds and Securities Sub-Advisers. The Adviser allocates the Fund’s assets and, thereafter, evaluates regularly each Institutional Investment Fund and the Securities Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objective and whether their respective investment performance is satisfactory.  The Adviser may, at its discretion, subject to the repurchase policies of the Institutional Investment Funds, reallocate the Fund’s assets among the Institutional Investment Funds and Securities Sub-Advisers, terminate or redeem investments from existing Institutional Investment Funds or Securities Sub-Advisers and select additional Institutional Investment Funds or Securities Sub-Advisers subject to review and approval of the Board.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board and providing other support services.  The Adviser will perform its duties subject to any policies established by the Board.  The Adviser may only enter into new sub-advisory relationships for the Fund upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities pursuant to the Investment Company Act. If such approval is obtained, the Adviser (or the Fund) may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund’s investment objective. The Adviser has entered into such sub-advisory agreements, which have each been approved by the Board and the Fund’s sole shareholder, with the following Securities Sub-Advisers: Brookfield, Lazard and AMP Capital. See “– Securities Sub-Advisers” below.

In consideration for all such services, the Fund will pay the Adviser a quarterly Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which will accrue daily on the basis of the average daily NAV of the Fund.  The Investment Management Fee will be paid to the Adviser out of the Fund’s assets.  The Investment Management Fee is in addition to the asset-based fees charged by the Institutional Investment Funds. See “Summary of Fund Expenses.”  The Fund is not obligated, by regulation or otherwise, to compensate the Securities Sub-Advisers or any other research or consulting services the Adviser may utilize; the Adviser will pay the Securities Sub-Advisers from its Investment Management Fee. Pursuant to the sub-advisory agreements that the Adviser has entered into, the Adviser will pay each of Brookfield, Lazard and AMP Capital an annual fee of up to 0.60% of the average daily NAV of the Fund assets which each such Securities Sub-Adviser manages.  Because the Investment Management Fee is calculated based on the Fund’s daily NAV, and is paid out of the Fund’s assets, it reduces the NAV of the Fund. The Investment Management Fee is payable in arrears on a quarterly basis.

The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level.  These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and reimburse the Adviser for any such waivers. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the “Summary of Fund Expenses.”

There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets to the Institutional Investment Funds and the Securities Sub-Advisers. This conflict of interest arises because the amount of overall time, expense, and other resources expended to select and monitor sub-advisers may be less than what is expended to select and monitor underlying investment funds.  In the case of the Fund, if the overall time, expense and other resources expended by the Adviser to select and monitor Securities Sub-Advisers to the Fund is more than what the Adviser expends to select and monitor Institutional Investment Funds, the Adviser will have an incentive to allocate more of the Fund’s assets to the Institutional Investment Funds.  The Board will have procedures in place to monitor this potential conflict of interest and any effect it may have on the Fund.

The Adviser, a Delaware limited liability company and an investment adviser registered in the State of Colorado, was formed as a Delaware limited liability company on March 16, 2007. In addition to the Fund, the Adviser provides investment advisory services to Versus Capital Multi-Manager Real Estate Income Fund LLC, which currently has in excess of $1.68 billion in AUM as of June 30, 2017.  Additionally, the Adviser provides investment management services to private funds that take the form of charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser has represented that it does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund. See “Conflicts of Interest” in the SAI.  The Adviser is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser’s offices are located at 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111, and its telephone number is 1-877-343-7916.

The Investment Management Agreement was approved by the Board, including each Independent Director and also approved on by the Adviser, which at the time of approval, the Adviser became the sole shareholder of the Fund.  The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on sixty days’ written notice to the Adviser or by the Adviser on sixty days’ written notice to the Fund.  The Investment Management Agreement has an initial term that expires two years after the Fund commences investment operations.  Thereafter, the Investment Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors of the Board by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the Investment Company Act.

The Investment Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Management Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their respective affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their respective affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful malfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

Key Personnel of the Adviser

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee, which is currently led by Mr. Frazier. The other members of the Adviser’s Investment Committee are Mr. Quam and Mr. Fuhs.  The senior executives of the Adviser have substantial experience with the establishment, underwriting and management of investment products.  For more information regarding the relevant business experience of Mr. Frazier, Mr. Quam and Mr. Fuhs, see “Management of the Fund – Board Composition and Leadership Structure” and “– Interested Directors.”

The Adviser’s Investment Committee must unanimously approve each new sub-adviser and investment fund that the Fund makes. The members of the Adviser’s Investment Committee will not be employed by the Fund and will receive no direct compensation from the Fund in connection with their portfolio management activities.

Expense Limitation Agreement

The Adviser and the Fund have entered into an Expense Limitation Agreement for a one year period following the date that the Fund initially offers its Shares(the Limitation Period) which limits the amount of expenses borne by the Fund to an amount not to exceed 0.30% per annum of the Fund’s net assets (the Expense Cap).  Pursuant to the Expense Limitation Agreement, the Adviser will not recoup any of these expenses.

The Adviser may reimburse expenses of the Fund from time to time to help it maintain a competitive expense ratio. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Investment Management Fee, without reflecting voluntary waivers or reimbursements, is shown in the fee tables in the Fund’s summary information. The Adviser will not recoup any of these expenses.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

•                  all costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in the Institutional Investment Funds;

•                  and all costs and expenses associated with operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•                  the costs and expenses of holding any meetings of the Board that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•                  fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•                  the costs of a fidelity bond and any liability or other insurance, including director and officer insurance, obtained on behalf of the Fund, the Adviser, BNY Mellon or the Board;

•                  all costs and expenses associated with the selection of the Investment Managers and investment in the Institutional Investment Funds, including due diligence and travel-related expenses;

•                  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•                  all expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•                  all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•                  the fees of BNY Mellon and of custodians and other persons providing administrative services to the Fund;

•                  personnel costs and expenses for the CCO;

•                  gross expenses; and

•                  such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Securities Sub-Advisers

The Adviser has been delegated the responsibility of selecting and managing the Securities Sub-Advisers. The Adviser may only enter into new sub-advisory relationships for the Fund upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities pursuant to the Investment Company Act. If such approval is obtained, the Adviser (or the Fund) may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund’s investment objective. The Adviser has entered into such sub-advisory agreements with the following Securities Sub-Advisers:

•        Brookfield Investment Management Inc. (“Brookfield”) is an SEC-registered investment adviser and represents the public securities platform of Brookfield Asset Management. Brookfield provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. Brookfield manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. Brookfield is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of June 30, 2017. For more information, please visit www.brookfield.com.

•        Lazard Asset Management LLC (“Lazard”) is an SEC-registered investment adviser and an indirect subsidiary of Lazard Ltd and provides investment management and advisory services to institutional clients, financial intermediaries, private clients and investment vehicles around the world.  As of June 30, 2017, Lazard had total assets under management of approximately $200 billion.  Lazard is located at 30 Rockefeller Plaza, New York, New York 10112.  For more information, please visit www.lazard.com.

•        AMP Capital Investors (US) Limited (“AMP Capital”) is a majority-owned subsidiary of AMP Limited. Established in 1849 and with over 160 years of experience in providing financial services, AMP Limited (“AMP”), AMP Capital’s parent company, has over 5 million clients and employs a network of more than 5,400 staff members worldwide. AMP is Australia’s largest pension provider, with approximately $120 billion in funds under management as of June 30, 2017. AMP was listed on the Australian and New Zealand stock exchanges in 1998 and now has around 820,000 shareholders.   In March 2012, AMP Capital entered into a strategic business and capital alliance with a leading Japanese trust bank, Mitsubishi UFJ Trust and Banking Corporation (MUTB). As part of the alliance, MUTB acquired a 15% minority interest in AMP Capital Holdings Limited (AMPCH), the parent company of the AMP Capital group of companies. For more information, please visit www.ampcapital.com.

While the Securities Sub-Advisers have been reviewed and approved by the Adviser, the Fund’s Board of Directors and the Fund’s shareholder, as set forth above, there is no guarantee that any one Securities Sub-Advisor will receive an allocation of the Fund’s assets for investment.

Additional Administrative and Custodial Services

BNY Mellon performs certain administrative and accounting services and investor services for the Fund and the Adviser.  In consideration for these services, the Fund pays BNY Mellon an annual fee, which will accrue daily on the basis of the average daily NAV of each shareholder’s Shares as of each fiscal period, subject to a minimum quarterly fee, and will reimburse certain of BNY Mellon’s expenses.

In addition, BNY Mellon acts as the Fund’s Transfer Agent, maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, or at such other place as designated by the Adviser.

Bank of New York Mellon acts as the Custodian for the Fund’s assets.

SHAREHOLDER ELIGIBILITY

Shares of the Fund will be sold to (i) institutional investors, including registered investment advisers (RIAs), banks, trust companies or similar financial institutions investing for their own account or for accounts for which they act as a fiduciary and have authority to make investment decisions (subject to certain limitations) and clients of such institutional investors that have accounts for which such institutional investors are bound by an applicable fiduciary standard, and (ii) the executive officers, directors or general partners of the Fund or the Adviser.  The minimum initial investment per institutional investor of the Fund (including, with respect to clause (i) above, cumulative investments of the clients of any institutional investor of the Fund) is $10 million and the minimum for those investors defined by clause (ii) above is $10,000.  The Adviser has the authority to waive the minimum investment requirements under certain circumstances. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.  Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

Investing in the Fund involves a considerable amount of risk.  You may lose money or your entire investment in the Fund.  Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  Before making your investment decision, you and/or your personal financial adviser should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund should be considered to be an illiquid investment.  You will not be able to have your Shares repurchased on a daily basis because the Fund is a closed-end fund.  In addition, while the shareholder has a limited ability to transfer or resell Shares pursuant to the provisions of the LLC Agreement, the Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, however limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares each quarterly period.  See “Risk Factors – Shareholders Will Have Only Limited Liquidity.”

If you are a long-term investor looking to add real asset exposure to your overall investment portfolio, then this Fund may be right for you. It is intended for investors who are aware that investing in real asset equities involves special risks linked to the real asset market, among other risks, all as discussed in more detail in the “Risk Factors” section of this Prospectus.

The Fund may close at any time to new investors and, during such closings, dividend reinvestment and additional or new Share purchases may only be executed by institutions and their clients that are existing shareholders and their clients.  The Fund may re-open to new investors and subsequently close again to new investors at any time at the discretion of the Adviser.  Any such opening and closing of the Fund will be disclosed to the investors via a supplement to this Prospectus.

Before any institutional investor, any client of such institutional investor or any non-institutional investor is able to invest, the Adviser must provide its approval.  The Adviser and the Fund, jointly and severally, reserve the right to reject any orders for any reason.

PLAN OF DISTRIBUTION

General

Currently, Foreside Funds Distributors LLC, as the Distributor, serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares.

Once a prospective shareholder’s order is received, a confirmation will be sent to the shareholder or its Intermediary.  The shareholder’s account will be debited for the purchase amount, which will be deposited into a custodial account of the Fund held with BNY Mellon.

The Fund has agreed to indemnify the Distributor or its designee, their respective affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.

 Additional Sales

As a continuously offered closed-end fund, it is anticipated that the Fund will offer additional Shares subject to future registration statements.  In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.

Other Payments Made by the Adviser and/or the Distributor

The Fund, the Adviser and/or the Distributor may authorize one or more Intermediaries that provide custodial and/or clearing services for the Fund’s institutional investors (e.g., banks, brokerages, investment advisers, trusts, financial industry professionals, etc.) to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate the Intermediaries providing such ongoing services in respect of clients to whom they have distributed Shares of the Fund.  Shareholder servicing arrangements may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.    Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders.  These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s shares over other potential investments that may also be appropriate for the clients of such Intermediaries.  These payments may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. There is no limit on the amount of such compensation paid by the Adviser to the Intermediaries, subject to the limitations imposed by FINRA. Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund.  Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.

HOW TO PURCHASE SHARES

The Fund will offer the Shares continuously.  Subject to the Shareholder Eligibility, you may purchase Shares of the Fund through your Intermediary by submitting an order to purchase Shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (each, a “Business Day”).  The Intermediary can help you establish and maintain an account with such Intermediary and purchase Shares of the Fund for such account.  The Fund has authorized one or more Intermediaries to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf.  Further, Intermediaries are authorized to designate other intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer.  The Fund will be deemed to have received a purchase or repurchase order when an Intermediary or its authorized designee submits the order to the Fund’s Transfer Agent.  The Shares are offered at the prevailing NAV per share as of the Business Day that the request to purchase shares is received and accepted by or on behalf of the Fund.  Shareholders shall not pay a Sales Load for such shareholder’s investment in the Fund. The Fund expects to distribute Shares principally through these Intermediaries. Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision.  You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.

The Uniting and Strengthening America by Providing Appropriate Tools Required to Obstruct Terrorism Act (commonly referred to as the USA Patriot Act) may require an Intermediary or its authorized designee to obtain certain personal information from you, which will be used to verify your identity.  If you do not provide information, it may not be possible to open your account.  If the Intermediary or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or take other steps it deems reasonable.

REPORTS TO SHAREHOLDERS

The Fund sends out periodic investment reports, including annual audited financial statements, to all investors. In order to reduce duplicative mail and fees and expenses of the Fund, the Fund may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund.  Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-343-7916.  If you do not want to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call the number above and the Fund will furnish separate mailings, in accordance with instructions, within 30 days of your request.

QUARTERLY REPURCHASES OF SHARES

The Fund has adopted a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below). Each quarterly repurchase will be at the NAV per share determined as of the close of business typically as of the Repurchase Request Deadline, but no later than the 14th day after the Repurchase Request Deadline (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities.  Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days and is expected to be approximately 30 days. Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all shareholder repurchase requests and may require certain additional information.  In addition, certain clearing houses may require shareholders to submit repurchase requests only on the Repurchase Request Deadline.  The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which is within 3 days of the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act and other pertinent laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Date.

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion, (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder’s tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

Notice to Shareholders

Notice of each Repurchase Offer will be given to each beneficial owner of Shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice will also include detailed instructions on how to tender Shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Date. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The notice of the Repurchase Offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a Repurchase offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Date.

The Board will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase Offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a Repurchase Offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of portfolio securities to finance repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly Repurchase Offers are a shareholder’s only means of liquidity with respect to his, her or its Shares. Shareholders have no rights to have their Shares repurchased or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the LLC Agreement. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for the Shares to exist in the future.

CALCULATION OF NET ASSET VALUE

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early, such as on days in advance of holidays observed by the NYSE, the Fund will calculate NAV as of such earlier closing time.  The NAV of the Fund will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as discussed below and specifically in the Fund’s Valuation Policy.  The NAV of the Fund and the NAV per Share will be calculated by BNY Mellon daily in accordance with the valuation principles approved by the Board, as set forth below, or as may be determined from time to time pursuant to policies established by the Board.  Only valuation principles approved by the Board will be used to determine fair value of the Fund’s assets.

Before investing in any Institutional Investment Fund, the Adviser and the Board will conduct a due diligence review of the valuation methodology utilized by such Institutional Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Institutional Investment Fund, the Adviser will monitor the valuation methodology used by such Institutional Investment Fund’s manager. Furthermore, the Fund’s will review and approve in advance the valuation methodology of any independent valuation firm it uses and confirm that the Fund’s Board will regularly review the historical accuracy of its fair value methodologies.

As a general matter, the Fund bases its own NAV, in considerable part, on valuations of its interests in the Institutional Investment Funds provided by the managers of the Institutional Investment Funds and their agents.  These fair value calculations will involve significant professional judgment by the managers of the Institutional Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Institutional Investment Funds’ assets may differ from their actual realizable value or future fair value.  Valuations will be provided to the Fund based on the interim unaudited financial records of the Institutional Investment Funds, and, therefore, will be estimates, subject to adjustment (upward or downward), upon the auditing of such financial records and may fluctuate as a result.  Furthermore, the Board and the Adviser may not have the ability to assess the accuracy of these valuations.  The Fund will not use any practical expedients in replacement of the fair value of its investments.

Net Asset Valuation – Real Asset Securities

The Fund’s Adviser will delegate for sub-advisory a designated portion of the Fund’s assets to the Securities Sub-Advisers for investment in traded securities.  Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.  Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

Net Asset Valuation – Institutional Investment Funds That Are Continuously Offered and Have Perpetual Life Terms

The Board has approved procedures pursuant to which the Fund will value its investments in the Institutional Investment Funds that are continuously offered at fair value and have perpetual life terms.  In accordance with these procedures, the Adviser and the Board shall use their best efforts to ensure that each of such Institutional Investment Funds has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (“REIS”), as established and amended by the National Council of Real Estate Investment Fiduciaries (“NCRIEF”) in conjunction with the Pension Real Estate Association (“PREA”), or comparable standards which may apply.  REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•                  Property valuation standards and policy that are expected to be applied consistent with GAAP principles fair value and uniform appraisal standards or such comparable standards as may apply to international managers.  Real estate investments are required to be valued, (a) internally (by the Institutional Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months.  Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly.  This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•                  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials.  This also incorporates quarterly performance measurement and reporting standards for every asset held by the Institutional Investment Fund.

For each quarterly period that the NAVs of such Institutional Investment Funds are calculated by the managers of such funds, the Adviser will perform an independent review of the valuation of the Fund’s portfolio of investments with such funds and review any material concerns with the Board.  The Adviser and the Board will consider all relevant information and the reliability of pricing information provided by the managers of such Institutional Investment Funds.  They may conclude, however, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investments in such Institutional Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market.  In those circumstances, the Fund might value its investments in the Institutional Investment Fund at a discount or a premium to the value the Fund actually receives from such Institutional Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in respect of interests in a particular Institutional Investment Fund, the Fund would consider whether it would be appropriate, in light of all relevant circumstances, to value such a position at such Institutional Investment Fund’s NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

Additionally, between the quarterly valuation periods, the NAVs of such Institutional Investments Funds are adjusted daily based on the estimated total return that each underlying private fund will generate during the current quarter.  The Adviser and the Board’s Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual fund changes warrant any adjustments.  At the end of the quarterly periods, each of such Institutional Investment Fund’s NAV is adjusted based on the actual income and appreciation or depreciation realized by such Institutional Investment Fund when the quarterly valuations and income are reported.  This information is updated as soon as the information becomes available, and typically within 15 Business Days after the end of each quarter.

Net Asset Valuation – Sub-REIT Investments

The Board has approved procedures pursuant to which the Fund will value its investments in the Sub-REIT at fair value.  In accordance with these procedures, the Adviser shall require the institutional asset manager of any co-investments to follow the same procedures that are outlined above for the continuously offered Institutional Investment Funds.

Net Asset Valuation – Closed-End Institutional Investment Funds that Have Targeted Capital Raises, Investment Lock-Up Periods and Expected Fund Life Terms

The Board has approved procedures pursuant to which the Fund will value its investments in the closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms at fair value.  In accordance with these procedures, the Adviser and the Board shall use best efforts to ensure that each such Institutional Investment Fund has in place policies and procedures using valuation methodologies similar to those of the Institutional Investment Funds that are continuously offered and have perpetual life terms.  Each such Institutional Investment Fund shall have at least annual third party valuations of every investment or asset.  Beyond those annual valuations, the asset managers for such Institutional Investment Funds shall provide ongoing quarterly valuation updates.

The Fund’s valuation procedures will provide that asset managers of such closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms will value their investments, including their direct private equity investments, at fair value.  The fair value of such investments will be the carrying amount (book value) of the Institutional Investment Funds interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant asset manager; provided that such values will be adjusted for any other relevant information available at the time the asset manager values the portfolio of such Institutional Investment Fund, including capital activity and material events occurring between the reference dates of the valuations.  As with the Institutional Investment Funds that are continuously offered and have perpetual life terms, this will include Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials.

Determination of fair value by the asset managers of the closed-end Institutional Investment Funds that have targeted capital raises, investment lock-up periods and expected fund life terms will be based on the best information available under the circumstances and may incorporate such funds’ management’s own assumptions and involve a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks.  Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

NAV and NAV Per Share Calculation

The price at which an investor buys Shares or has Shares repurchased is the NAV per Share.  BNY Mellon calculates the Fund’s NAV once each Business Day as follows:

•                  Current market value of the Fund’s total assets, defined as the sum of (i) the market value as of the close of the NYSE for all traded securities, (ii) the market value as of the close of the NYSE for all cash, cash equivalents and short term investment (before taking into consideration and distributions to be paid or repurchase obligations to be paid in respect to a Repurchase Date that is as of such date), and (iii) the value for the Institutional Investment Funds; and

•                  Less any liabilities including and accrued fees or expense of the Fund or distributions to be paid.

NAV per Share is calculated by taking the Fund’s NAV divided by the total number of Shares outstanding at the time the determination is made.  The NAV per Share is calculated before taking into consideration any additional investments to be made as of such investment date, including any dividend reinvestment or any repurchase obligations to be paid in respect of a Repurchase Date that is as of such date.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Although the Fund cannot state with certainty when distributions will commence, once the Fund’s initial distribution has been made, the Fund intends to make regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Institutional Investment Funds and capital gains earned by the Fund from the disposition of Institutional Investment Funds, together with any dividends or interest income earned from such investments. The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy.  A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification.  Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Intermediary through which the shareholder acquired his, her or its Shares, who will inform the Fund).  Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “Taxes.”

DESCRIPTION OF SHARES

The Fund is a limited liability company formed pursuant to the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Shareholders are not liable for further calls or assessments.  The Fund will send periodic reports (including its financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current NAV.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, including the ability of a shareholder to transfer or resell Shares pursuant to the terms of the LLC Agreement, Shares are not transferable and liquidity will be provided principally through limited Repurchase Offers.  See “Risk Factors – Shareholders Will Have Only Limited Liquidity.”

If you purchase Shares of the Fund, you will become bound by all terms and conditions of the LLC Agreement, a copy of which is appended to this Prospectus as Appendix A.

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders’ meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on a shareholder certification.  Thereafter, shareholders are free to change their election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting its Intermediary, who will inform the Fund).  Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date (expected to be the last Business Day of a calendar quarter).  There is no Sales Load or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  In addition, this summary does not describe state, local or foreign tax consequences.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI, the Fund has provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly-traded partnerships” (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more “qualified publicly-traded partnerships” (as defined in the Code).

With respect to these requirements, the Fund will, in certain circumstances, “look through” to the income, assets and investments of the Institutional Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income, determined on a calendar year basis, and (ii) 98.2% of its capital gain net income (which is computed on the basis of the one-year period ending October 31).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

The Code includes certain provisions that will allow the Fund to cure certain inadvertent failures to satisfy the income and asset diversification tests described above.  However, if the Fund were to fail to qualify as a RIC or fail to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund’s Investments

The character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Institutional Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Distributions to Shareholders

 Dividends from net investment income and net short-term capital gain will be taxable as ordinary income (which cannot be offset with capital losses from other sources).  Due to the nature of the Fund’s investments, dividends paid by the Fund will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations.  Similarly, dividends paid by the Fund will not be eligible for treatment as “qualified dividend income,” which is subject to preferential tax at rates in the hands of the shareholders that are individuals.  Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder.  The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfer of Shares

 When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will be treated as a long-term capital gain or loss if you held your Shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less.  Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the distributions may consist principally of a return of capital.

Investments in Passive Foreign Investment Companies

The Fund may purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies (“PFICs”).  The Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain, even if not distributed to the Fund.  If the QEF were to incur losses for a taxable year, those losses would not pass through to the Fund and, accordingly, could not offset other income and/or gain of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Tax Information

The Fund expects that on January 31st of each year, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (currently, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

GENERAL INFORMATION

The Fund is a Delaware, limited liability company registered under the Investment Company Act as a non-diversified, closed-end investment management company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act.  The Fund was formed on September 28, 2016 and has limited operating history.  The Fund’s address is 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111, and its telephone number is: 1-877-343-7916.

TABLE OF CONTENTS OF THE SAI

 Page

ADDITIONAL INVESTMENT POLICIES	1
DIRECTORS AND OFFICERS	3
REPURCHASES AND TRANSFERS OF SHARES	10
CODE OF ETHICS	10
PROXY VOTING POLICIES AND PROCEDURES	10
CONFLICTS OF INTEREST	11
TAX ASPECTS	15
BROKERAGE	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	21
CUSTODIAN	22
FINANCIAL STATEMENTS	23

APPENDIX A:   LLC AGREEMENT

LIMITED LIABILITY COMPANY AGREEMENT

OF

VERSUS CAPITAL REAL ASSETS FUND LLC,

a Delaware limited liability company,

dated as of September 26, 2016

i

ii

LIMITED LIABILITY COMPANY AGREEMENT

OF

VERSUS CAPITAL REAL ASSETS FUND LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as further amended, restated or otherwise modified, this “Agreement”) of VERSUS CAPITAL REAL ASSETS FUND LLC (the “Company”) is being executed by Versus Capital Advisors LLC (the “Initial Member”) as of this 26th day of September, 2016.

All other persons or entities who shall be admitted as members of the Company in accordance with the provisions hereof as a result of such persons’ or entities’ acquisition of shares of beneficial interest of the Company of any class (“Shares”) shall be “Subsequent Members” and, together with the Initial Member, the “Members”. By virtue of its respective ownership of Shares, each Member shall be bound by the provisions set forth, and subject to the obligations contained, in this Agreement.

WHEREAS, the Company was formed by the Initial Member as a limited liability company under the Delaware Limited Liability Company Act  (6 Del. C. § 18-101, et seq.) (as amended from time to time, the “Act”) pursuant to the filing of a certificate of formation in the office of the Secretary of State of the State of Delaware on March 10, 2011 (the “Certificate”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Agreement governing the operations of the Company shall hereby be as follows:

ARTICLE I
Definitions

1.1            Certain Definitions.   The following terms used in this Agreement and not otherwise defined shall have the following meanings:

(a)             “Act” has the meaning assigned to it in the Recitals.

(b)             “Adviser” means a person who at any particular time serves as an investment adviser to the Company pursuant to an Investment Management Agreement. The current Adviser to the Company is Versus Capital Advisors LLC.

(c)             “Affiliate” of a person means any person who:  (a) directly or indirectly controls, is controlled by, or is under common control with such person; or (b) owns or controls ten percent or more of the outstanding voting securities of such person; or (c) is an officer or director of such person; or (d) is an officer, director, partner, or trustee of any entity for which the such person acts in any such capacity.

(d)             “Board” means the Board of Directors of the Company.

(e)             “Business Day” means any day that the NYSE is open for business.

(f)              “Capital Contribution” has the meaning assigned to it in Section 3.4(b).

1

(g)             “Certificate” has the meaning assigned to it in the Recitals.

(h)             “Code” means the Internal Revenue Code of 1986, as amended.

(i)              “Confidential Information” has the meaning assigned to it in Section 12.2(b).

(j)              “Director” means an individual designated as a Director of the Company pursuant to the provisions of Section 3.1 of this Agreement and who serves on the Board.

(k)             “Director Agreement” means a separate written agreement entered into by the Company and a Director wherein such Director’s duties and obligations with respect to his or her position as a Director are set forth.

(l)              “Distribution” has the meaning assigned to it in Section 8.1.

(m)           “Distribution Election” means the election a Member makes to receive Distributions in cash.

(n)             “Early Redemption Period” means the one-year period following a Subsequent Member’s initial Capital Contribution.

(o)             “Early Repurchase Fee” has the meaning assigned to it in Section 5.2(g).

(p)             “Form N-2” means the Company’s registration statement on Form N-2 filed with the SEC, as amended from time to time.

(q)             “GAAP” means U.S. generally accepted accounting principles in effect from time to time, applied on a consistent basis.

(r)              “Independent Director” means a Director who is not an “interested person” as such term is defined in Section 2(a)(19) of the Investment Company Act (or such successor provision thereof).

(s)             “Initial Member” has the meaning assigned to it in the preamble hereto.

(t)              “Initial Payment” has the meaning assigned to it in Section 5.2(j).

(u)             “Investment Management Agreement” means a separate written agreement entered into by the Company pursuant to which the Adviser provides Management Services to the Company.

(v)             “Investment Company Act” means the Investment Company Act of 1940, as amended.

(w)           “Management Services” means such investment advisory and other services as the Adviser is required to provide to the Company pursuant to an Investment Management Agreement.

(x)             “Members” has the meaning assigned to it in the preamble hereto.

2

(y)             “Net Asset Value” means the excess of the Company’s assets over its liabilities.

(z)             “Net Asset Value per Share” means the Net Asset Value divided by the number of Shares of the Company held by Members.

(aa)          “NYSE” has the meaning assigned to it in Section 5.2(a).

(bb)         “Offer Acceptance” has the meaning assigned to it in Section 5.2(f).

(cc)          “Offer Acceptance Deadline” has the meaning assigned to it in Section 5.2(b)(ii).

(dd)         “Officers” has the meaning assigned to it in Section 3.3.

(ee)           “Party” has the meaning assigned to it in Section 3.7.

(ff)           “Periodic Distribution” has the meaning assigned to it in Section 8.1.

(gg)         “Quarterly Distribution” has the meaning assigned to it in Section 8.1.

(hh)         “Repurchase Payment Deadline” has the meaning assigned to it in Section 5.2(i).

(ii)            “Repurchase Pricing Date” has the meaning assigned to it in Section 5.2(b).

(jj)            “Repurchase Request Deadline” has the meaning assigned to it in Section 5.2(a).

(kk)         “Repurchase Notice” has the meaning assigned to it in Section 5.2(a).

(ll)            “Repurchase Offer” has the meaning assigned to it in Section 5.1(b).

(mm)     “Repurchase Offer Amount” has the meaning assigned to it in Section 5.2(c).

(nn)          “SEC” means the Securities and Exchange Commission.

(oo)         “Securities Act” means the Securities Act of 1933, as amended.

(pp)         “Selling Agent” means a broker or dealer contracted to sell Shares.

(qq)         “Shares” has the meaning assigned to it in the preamble hereto.

(rr)           “Subsequent Members” has the meaning assigned to it in the preamble hereto.

(ss)           “Subsequent Payment” has the meaning assigned to it in Section 5.2(j).

(tt)            “Underlying Fund” has the meaning assigned to it in Section 2.4(j).

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ARTICLE II
The Company

2.1            Formation/Continuation.  The Initial Member formed the Company as a limited liability company pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement.  The Company has been governed since the date of the Certificate pursuant to the terms of this Agreement. The Initial Member hereby agrees to continue the Company as a limited liability company under and pursuant to the Act and agrees that, except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.  The Initial Member, on behalf of itself and the other Members, shall execute all documents and perform all acts as may be necessary or appropriate to comply with the requirements for the formation and operation of the Company under the laws of the State of Delaware and all other jurisdictions where the Company may conduct business.

2.2            Company Name.  The name of the limited liability company is “VERSUS CAPITAL REAL ASSETS FUND LLC” operating as an interval fund under Rule 23c-3 of the Investment Company Act.  All business of the Company shall be conducted in such name or such other name as the Board shall determine.  The Company shall hold all of its property in the name of the Company and not in the name of any Member.

2.3            Purposes.  The purpose and business of the Company shall be to act as a non-diversified, continuously offered, closed-end investment company registered under the Investment Company Act and the Securities Act and to do any and all acts and things which may be necessary, advisable or incidental to the foregoing, the promotion or conduct of the business of the Company or the maintenance and improvement of its property and any other lawful act or activity for which limited liability companies may be formed pursuant to the Act consistent with this Agreement.

2.4            Powers.  In furtherance of its purposes, but subject to the restrictions and limitations contained in the Investment Company Act and subject to the provisions of this Agreement, the Company shall have the power and is hereby authorized to engage in all activities and transactions as the Board or the Officers may deem necessary, appropriate, proper, advisable, incidental or convenient in connection therewith, including, without limitation:

(a)             Borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Company, and secure the same by pledge or other lien on the assets of the Company;

(b)             Invest any funds of the Company pending distribution or payment of the same pursuant to the provisions of this Agreement;

(c)             Prepay, in whole or in part, refinance, recast, increase, modify or extend any indebtedness of the Company and, in connection therewith, execute any extensions, renewals or modifications of any security agreement securing such indebtedness;

(d)             Enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any person or entity affiliated with the Initial Member,

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necessary to, in connection with, convenient to, or incidental to the accomplishment of the purposes of the Company;

(e)             File documents with the SEC, including amendments and supplements thereto, as are required by the Investment Company Act, the Securities Act or as otherwise may be convenient to, or incidental to the accomplishment of the purposes of the Company;

(f)              Execute, deliver and file any certificates (or any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business;

(g)             Execute and file such forms or certificates and may take any and all other actions as may be reasonably necessary to perfect and maintain the status of the Company under the laws of any other states or jurisdictions in which the Company engages in business;

(h)             Employ or otherwise engage employees, managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

(i)              Enter into partnerships, limited liability companies, trusts, associations, corporations or other ventures with other persons or entities in furtherance of the purposes of the Company;

(j)              Allocate capital among a number of pooled entities that may be organized in the U.S. and in non-U.S. jurisdictions and classified as real estate investment trusts, limited partnerships, regulated investment companies, corporations, limited liability companies or other entities for U.S. federal income tax purposes (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each pursuant to relative value investment strategies or other techniques and subject to various risks;

(k)             Engage attorneys, appraisers, administrators, independent accountants, or such other persons as the Board or the Officers may deem necessary or advisable;

(l)              Enter into custody agreements with third parties to hold in custody certain of the Company’s assets or Shares;

(m)           Maintain for the conduct of the Company’s affairs one or more offices and to engage personnel, whether part time or full time, and do such other acts as the Board or the Officers may deem necessary or advisable;

(n)             Designate from time to time persons to act as signatories for the Company, including, without limitation, persons authorized to execute and deliver any filings with the SEC or applicable federal or state regulatory authorities or self-regulatory organizations;

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(o)             Acquire by purchase, lease, contribution of property or otherwise, own, hold, sell, convey, transfer or dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

(p)             Act as a trustee, executor, nominee, bailee, director, officer, agent or in some other fiduciary capacity for any person or entity and exercise all of the powers, duties, rights and responsibilities associated therewith;

(q)             Take any and all actions necessary, convenient or appropriate as trustee, executor, nominee, bailee, director, officer, agent or other fiduciary, including the granting or approval of waivers, consents or amendments of rights or powers relating thereto and the execution of appropriate documents to evidence such waivers, consents or amendments;

(r)              Operate, purchase, maintain, finance, improve, own, sell, convey, assign, lease or demolish or otherwise dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

(s)             Acquire and enter into any contract of insurance necessary or appropriate for the protection of the Company, its Officers and Directors or for the conservation of the Company’s assets;

(t)              Delegate the power to take any of the foregoing actions on behalf of the Company to the Adviser, a third party or any of the Officers or Directors; and

(u)             Do such other things and engage in such other activities related to the foregoing as may be necessary, advisable, convenient or incidental to the conduct of the business of the Company, and have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

2.5            Principal Place of Business.  The principal place of business of the Company shall be at 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111, or at such other location as may be designated by the Board from time to time.

2.6            Registered Office.  The address of the registered office of the Company in the State of Delaware shall be c/o The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and The Corporation Trust Company shall act as the Company’s registered agent for service of process. At any time, the Board may designate another registered office and/or registered agent.

2.7            Term.  The term of the Company shall be perpetual unless and until the Company is dissolved as set forth herein.  The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate pursuant to the Act and this Agreement.

2.8            Filings.  Upon the dissolution and completion of winding up of the Company, the Board shall cause to be promptly executed and filed a certificate of cancellation of the Certificate in accordance with the Act and such other documents as may be required by the laws of

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any other states or jurisdictions in which the Company has registered to transact business or otherwise filed articles.

2.9            Reservation of Other Business Opportunities.  No business opportunities other than those actually exploited by the Company shall be deemed the property of the Company, and the Initial Member may engage in or possess an interest in any other business venture, independently or with others, of any nature or description, even if such venture or opportunity is in direct competition with the business of the Company; and the Company shall have no rights by virtue hereof in or to such other business ventures, or to the income or profits derived therefrom.

2.10         Qualification in Other Jurisdictions.  The Board shall cause the Company to be qualified, formed or registered under assumed or fictitious name, statues or similar laws in any jurisdiction in which the Company transacts business in which such qualification, formation or registration is required or desirable. The Officers shall be authorized to execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in the jurisdiction in which the Company may wish to conduct business.

ARTICLE III
MANAGEMENT AND MEMBERSHIP

3.1            Management of the Company.  The business and affairs of the Company shall be managed under the direction and by the approval of the Board.

(a)             The Directors currently serving on the Board are Jeffrey A. Jones, Richard J. McCready, Mark D. Quam, William R. Fuhs, Jr., Casey R. Frazier, Paul Sveen and Robert F Doherty. The Board may, subject to the provisions of this Agreement with respect to the number of vacancies in the position of Director and with respect to the election of Directors to the Board by Members, designate any person who shall agree to be bound by all of the terms of a Director Agreement. The names and mailing addresses of the Directors shall be set forth in the books and records of the Company. The number of Directors shall be fixed from time to time by the Board.

(b)             Subject to any maximum term of service, required age of retirement or similar limitation that the Board may establish from time to time, each Director shall serve on the Board for the duration of the term of the Company, unless his or her status shall be sooner terminated pursuant to Section 3.1(h) hereof. In the event of any vacancy in the position of Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Directors then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within sixty (60) days after any date on which Directors who were elected by the Members ceases to constitute a majority of the Directors then serving on the Board.

(c)             In the event that no Director remains to continue the business of the Company, the

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Adviser shall promptly call a meeting of the Members, to be held within sixty (60) days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Directors to the Board. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 10.1(a) hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 10.1(c) hereof.

(d)             Independent Directors will at all times constitute at least a majority (or more if required by the Investment Company Act) of the Directors then serving on the Board.

(e)             An Independent Director will be replaced by another Independent Director selected and nominated by the remaining Independent Directors, or in a manner otherwise permissible under the Investment Company Act.

(f)              Each Director shall be a “Manager” of the Company as such term is defined in the Act.

(g)             The Independent Directors will receive compensation for their services as Independent Directors, as determined by the Board.

(h)             The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than ninety (90) days’ prior written notice to the other Directors, or such lesser notice period agreeable to the other Directors); (iv) shall be removed pursuant to Section 3.1(i); (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Company under the Act.

(i)              Any Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b)(i) the vote, if at a meeting, of Members holding a majority of the outstanding voting securities or (ii) written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members for the election of Directors.  For this purpose, the vote of a majority of the outstanding voting securities means, unless otherwise defined by the Investment Company Act, the vote, at an annual or a special meeting of Members, of 67% or more of the total number of votes eligible to be cast by all Members present at the meeting, if the holders of more than 50% of the total number of votes eligible to be cast by all Members are present or represented by proxy, or of more than 50% of the total number of votes eligible to

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be cast by all Members, whichever is less.

3.2            Actions by the Board.

(a)             The Board shall have the full power and authority to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by a board of directors of a limited liability company or corporation under the laws of the State of Delaware, including the power to delegate its powers to the Adviser, a third party or any of the Officers.  The Board has the authority to bind the Company.  Unless provided otherwise in this Agreement, the Board will act only:  (i) by the affirmative vote of a majority of the Directors (which majority will include any requisite number of Independent Directors required by the Investment Company Act) present at a meeting duly called at which a quorum of the Directors is present either in person or, to the extent consistent with the provisions of the Investment Company Act, by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other; or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the Investment Company Act.  A majority of the Directors then in office will constitute a quorum at any meeting of Directors. In any circumstances for which the vote or consent of the Members is required by the terms of this Agreement, the decisions and actions of the Board shall be consistent with such vote or action.

(b)             Specifically, the Board shall have the full power and authority, without Member approval, to apply for exemptive orders from the SEC that, if granted, would allow the Board to directly or by delegation to the Adviser, among other things, authorize one or more additional classes of Shares.

(c)             The expression of any power or authority of the Board shall not in any way limit or exclude any other power or authority which is not specifically or expressly set forth in this Agreement.

3.3            Officers.  The Board may, from time to time as it deems advisable, select natural persons who are employees or agents of the Company and designate them as officers of the Company (the “Officers”) and assign titles (including without limitation, President, Chief Operating Officer, Chief Executive Officer, Chief Compliance Officer, Chief Investment Officer) to any such person.  Unless the Board decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. The Board, in its sole and absolute discretion, may delegate any of its powers to any Officer.  Any delegation pursuant to this Section 3.3 may be revoked at any time by the Board.  Each of the Officers shall serve until the earlier of their death, resignation or removal, in accordance with this Agreement. An Officer position may be revoked with or without cause by the Board.  The officers set forth on Exhibit A were appointed by the Initial Member to administer the day to day affairs of the Company; provided, that, notwithstanding the foregoing, the business

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and affairs of the Company shall be managed under the direction and by the approval of the Board.

3.4            Admission of Subsequent Members; Capital Contributions.

(a)             A Person shall be admitted as a Member and shall become bound by the terms of and subject to the obligations contained in this Agreement if such Person purchases or otherwise lawfully acquires any Share and becomes the record holder of such Share in accordance with the provisions of this Agreement. A Person may become a record holder of Shares without the consent or approval of any of the Members.

(b)             The name of each Member, the amount of the capital contribution(s) made by such Member upon admission to the Company and thereafter (each, a “Capital Contribution”) and each Member’s corresponding Share ownership, shall be set forth in the books and records of the Company.

(c)             The minimum initial Capital Contribution of each Member will be $2,000, except in the case of the Initial Member, which minimum initial Capital Contribution will be $100,000. The amount of the Capital Contribution of each member shall be recorded by the Company upon acceptance as a contribution to the capital of the Company. Each Member’s entire initial Capital Contribution will be paid to the Company immediately prior to the Company’s acceptance of the Member’s subscription for Shares.

(d)             Subject to the provisions of the Investment Company Act, and except as otherwise permitted by the Board, initial Capital Contributions and any additional Capital Contributions by any Member will be payable in cash in readily available funds at the date of the proposed acceptance of the contributions.

(e)             The minimum initial contribution amounts set out in this Section 3.4 may be increased or reduced by the Board from time to time. Reductions may be applied to all Members, individual Members or to classes of Members, in each case in the sole discretion of the Board.

(f)              The Shares shall be personal property for all purposes.

(g)             No interest shall be paid on any Capital Contributions and, except as expressly provided herein, no Member may withdraw his Capital Contributions and the Company shall not be obligated to repurchase a Member’s Shares. The Company shall not have any obligation to repay any Capital Contributions and such repayments, if any, shall be made only by the Company upon dissolution and termination or as otherwise specifically set forth herein.  No Member may demand property other than cash in return for its Capital Contribution.

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3.5            Actions by Members.

(a)             Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Act.

(b)             Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present or by means of a written consent.  Meetings of the Members may be called by the affirmative vote of a majority of Directors then in office, or by Members holding at least a majority of the total number of Shares held by all Members, and may be held at any time, date and place determined by the Board.  In each case, the Board will provide notice of the meeting, stating the date, time and place of the meeting and the record date for the meeting, to each Member entitled to vote at the meeting within a reasonable time prior to the meeting.

(c)             Failure to receive notice of a meeting on the part of any Member will not affect the validity of any act or proceeding of the meeting, so long as a quorum is present at the meeting.

(d)             Except as otherwise required by applicable law, only matters set out in the notice of a meeting may be voted on by the Members at the meeting.

(e)             The presence in person or by proxy of Members holding a majority of the total number of Shares held by all Members as of the record date will constitute a quorum at any meeting of Members.  In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the Board and communicated to the Members in the manner described above in this Section 3.5.

(f)              Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members called pursuant to Section 3.1(c) of this Agreement or elected pursuant to the requirement of Section 3.1(b) will be elected as Directors and (ii) all other actions of the Members taken at a meeting will require the affirmative vote of Members holding a majority of the total number of Shares held by those Members who are present in person or by proxy at the meeting.

(g)             Each Member will be entitled to cast at any meeting of Members or pursuant to written consent a number of votes equivalent to the number of Shares held by such Member as of the record date for the meeting or the date of the written consent.  The Board will establish a record date not less than ten (10) nor more than sixty (60) days prior to the date of any meeting of Members or mailing (including by electronic transmission) to the Members of any written consent, to determine eligibility to vote at the meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each record date a list setting out the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

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(h)             A Member may vote at any meeting of Members by a properly executed proxy transmitted to the Company at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to corporations incorporated under the laws of Delaware now or in the future in effect.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy is present at the meeting and votes in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting out the action to be taken, are signed by Members holding a majority of the total number of votes eligible to be cast or any greater percentage as may be required under this Agreement to approve the action.

3.6            Books and Records.  The Company shall keep, or shall designate an individual to keep, proper and usual books and records pertaining to the business of the Company.  The books and records of the Company shall be kept at the principal office of the Company or at such other places, within or without the State of Delaware, as the Board shall from time to time determine.

3.7            Limited Liability.

(a)             Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Director, Officer or Member or any Affiliate thereof shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a director, officer or member of the Company.

(b)             To the extent that at law or in equity, a Member or any other party shall have duties (including fiduciary duties) and liabilities to the Company, such duties and liabilities may be restricted by provisions of this Agreement.  No Member shall be liable to the Company or any Member for any loss, damage or claim incurred by reason of any act or omission performed or omitted by any such Member in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on any such Member by this Agreement.

(c)             Each Member shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any person as to the matters each Member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or net cash flow or any other facts pertinent to the existence and amount of assets from which distributions to each Member might properly be paid.

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(d)             Any repeal or modification of this Section 3.7 shall not adversely affect any right or protection of any Member existing prior to such repeal or modification.

3.8            Indemnification.

(a)             The Company shall indemnify and hold harmless each Member and each of the Company’s affiliates, including the Adviser, Officers, Directors, managers, members, agents or employees (the “Parties”) from and against any loss, expense, damage or injury suffered or sustained by the Parties (or any of them) by reason of any acts, omissions or alleged acts or omissions arising out of its or their activities on behalf of the Company or in furtherance of the interests of the Company, including, but not limited to, any judgment, award, settlement, reasonable attorney’s fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were not performed or omitted fraudulently or as a result of gross negligence or willful misconduct by any such Party; and provided that such Party reasonably believed that the acts, omissions, or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were in the best interests of the Company.  Such indemnification shall be made only to the extent of the assets of the Company.

(b)             To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Party (or any of them) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Party (or any of them) to repay such amount if it shall be determined that the Party is not entitled to be indemnified as authorized in this Section 3.8.

(c)             Notwithstanding any provisions of Section 3.8(a) or (b) to the contrary, no indemnity shall be paid by the Company if indemnification is not lawful (and, in this respect, the Company has been advised that (1) Section 17(h) of the Investment Company Act and amendments thereto provides in essence that investment companies registered under said act may not indemnify their directors for their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as directors, and (2) the SEC believes that indemnification for liabilities arising under the federal securities laws for certain “disabling conduct” is against public policy and is, therefore, unenforceable and that “reasonable and fair” means should be used for determining whether liability has arisen from disabling conduct, including (i) a final decision on the merits by a court that the liability did not arise from his disabling conduct, (ii) a reasonable determination to this effect by a majority of a quorum of independent directors who are not parties to the relevant proceeding, or (iii) a written opinion to this effect from independent legal counsel).

3.9            Insurance.  The Board shall have the power on behalf of the Company to purchase and maintain insurance on behalf of the Officers and Directors and against any liability incurred

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by them in their capacities as such, whether or not the Company has the power to indemnify them against such liability.

3.10         Powers of Members.  The Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement, unless prior to the exercise by the Members of any such rights, the Board shall have notified the Members that the exercise of such rights will adversely affect (i) the limited liability of the Members or (ii) the classification of the Company as a corporation and as a regulated investment company for federal income tax purposes. Except as otherwise specifically provided by this Agreement, no Member shall have the power to act for or on behalf of, or to bind, the Company. Notwithstanding the foregoing sentence, all Members shall constitute one class or group of members of the Company for all purposes of the Act.

3.11         Partition.  Each member waives any and all rights that it may have to maintain an action for partition of the Company’s property.

3.12         Other Activities.

(a)             Neither the Initial Member nor any of its principals, members, directors, officers, partners, employees or beneficial owners nor any Director nor any Officer will be required to devote full time to the affairs of the Company.

(b)             Each Director, each Member, and each Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member will have any rights in or to such activities of any other Member, Directors or any Affiliate of any Member or any profits derived from these activities.

ARTICLE IV
Transfers of Shares

4.1            Transferability of Shares.

(a)             No person shall become a substituted Member without the consent of the Board, which consent may be granted or withheld in its sole and absolute discretion.

(b)             Shares held by Members shall only be transferred:

(i)              by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member; or

(ii)            under extremely limited circumstances, with the written consent of the Board (which may be granted or withheld in its sole and absolute

14

discretion).

(c)             The Board generally will not consider consenting to a transfer unless:

(i)              the transfer is one in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g. , certain gifts and contributions to family entities); or

(ii)            the transfer is to members of the transferring Member’s immediate family (siblings, spouse, parents and children).

(d)             The Board, in its sole and absolute discretion, may consent to a transfer of Shares by a Member if the transfer is to a single transferee or after the transfer of the Shares, the aggregate Net Asset Value of Shares of each of the transferee and transferor is not less than $2,000.

(e)             Notice to the Company of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Company with respect to investor eligibility and suitability and complies with the Investment Company Act, the Securities Act, and all other applicable laws and rules of any applicable governmental authority.

(f)              Each transferring Member and transferee must agree to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Company in connection with the transfer.

(g)             If a Member transfers Shares with the approval of the Board, the Company will promptly take all necessary actions so that each transferee or successor to whom the Shares is transferred is admitted to the Company as a Member.

4.2            Indemnification.  Each Member shall indemnify and hold harmless the Company, each member of the Board, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any transfer of Shares made by such Member in violation of Section 4.1 and (ii) any misrepresentation by such Member (or such Member’s transferee) in connection with any such transfer of Shares.

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ARTICLE V
Repurchases of Shares

5.1            General.

(a)             Shares are not redeemable.  Except as otherwise specifically provided in this Agreement, no Member shall have the right to require the Company to repurchase its Shares.

(b)             The Board shall adopt a repurchase policy in accordance with Rule 23c-3 of the Investment Company Act whereby the Company shall offer, on a quarterly basis (each, a “Repurchase Offer”), to repurchase no less than five percent (5%) of Shares outstanding at Net Asset Value, unless suspended or postponed in accordance with Section 5.1(c) below.

(c)             In accordance with the terms and conditions as are set forth in this Agreement, the Board may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Company to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Company are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Company fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Members of the Company.

5.2            Repurchases.  The Board shall cause the Company to repurchase Shares on terms fair to the Company and to all Members in the following manner:

(a)             Members will be notified in writing (each such writing, a “Repurchase Notice”) about each quarterly Repurchase Offer, how they may request that the Company repurchase their Shares, the number of Shares that are the subject of such Repurchase Offer, the percentage that such Shares represent of all Shares held by Members and the “Repurchase Request Deadline,” which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Company’s assets and Member servicing conditions. The time between the notification to Members and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the Shares will be the Net Asset Value as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Repurchase Pricing Date.

(b)             Each quarterly repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline, or the next Business Day if the 14th is not a Business Day (each, a “Repurchase Pricing Date”).

(c)             The Board, or a committee thereof, in its sole discretion, will determine the number

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of shares that the Company will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of Shares outstanding on the Repurchase Request Deadline.

(d)             If Share repurchase requests exceed the number of Shares in the Repurchase Offer, the Company may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Company’s outstanding Shares.  As a result, tendering Members may not have all of their tendered Shares repurchased by the Company.

(e)             A Member who tenders some, but not all, of such Member’s Shares for repurchase as of a Repurchase Pricing Date will be required to maintain a minimum aggregate Net Asset Value of Shares equal to $2,000.  The Company reserves the right to reduce the amount to be repurchased from a Member as of a Repurchase Pricing Date so that the required minimum aggregate Net Asset Value of Shares is maintained.  Upon request by a Member, the Board may permit a Member to cancel a Member’s tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Company.

(f)              Members must submit, in writing, responses to a Repurchase Notice (each, an “Offer Acceptance”) to the Company or its designated agent named in the Repurchase Notice by the applicable Repurchase Request Deadline. Offer Acceptances received by the Company or its designated agent after the Repurchase Request Deadline will be void and of no force and effect.

(g)             The amount due to any Member tendering all of or a portion of its Shares shall be equal to the product of the total number of Shares accepted for repurchase by the Company multiplied by the Net Asset Value per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date, which will be based on the estimated unaudited Net Asset Value of the Company’s assets as of such date, after giving effect to all allocations to be made to the Members as of such date.

(h)             Payment pursuant to the repurchase will be made in cash within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act and other pertinent laws. Shares tendered for repurchase by a Member prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to Members prior to the Repurchase Payment Deadline.

(i)              The Company may maintain cash or borrow money to satisfy its repurchase obligations.

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5.3            Mandatory Repurchases.  The Board may cause the Company to repurchase the Shares of a Member or of any person acquiring such Shares from or through a Member in the event that the Board determines or has reason to believe that, among other things:

(a)             all or part of such Shares have been transferred in violation of this Agreement or such Shares have vested in any person by operation of law as a result of the death, dissolution, bankruptcy or incompetency of a Member;

(b)             ownership of such Shares by such Member or other person will cause the Company to be in violation of, or subject the Company or any Member to additional registration or regulation under the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

(c)             continued ownership of such Shares may be harmful or injurious to the business or reputation of the Company, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences; or

(d)             any representation or warranty made by a Member in connection with the acquisition of its Shares was not true when made or has ceased to be true.

ARTICLE VI
Valuation

6.1            Valuation Calculation.  Valuation of the Company’s assets and Share price will be determined in the following manner:

(a)             the value of the Company’s assets shall be calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early, such as on days in advance of holidays generally observed by the NYSE, the Company will calculate Net Asset Value as of such earlier closing time.  The Net Asset Value of the Company will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as defined specifically in the Company’s “Valuation Policy” adopted by the Board. The Net Asset Value shall be calculated in accordance with GAAP.  However, if the Board determines that GAAP does not fairly represent the fair value of any asset of the Company, the Board may value such asset as it may reasonably determine and shall set forth the basis for any such valuation in writing in the records of the Company.  All values assigned to the assets of the Company pursuant to this Section 6.1 shall be binding and conclusive as to all parties; and

(b)             the valuation of all, or some, of the Company’s assets may be suspended by the Board, at its discretion, subject to the Company’s Valuation Policy.

6.2            Reserves.  Liabilities of the Company shall be determined in accordance with GAAP.  The Board, in its sole discretion, may from time to time provide reserves for liabilities and expenses where the amounts of such items are not known and no accrual under GAAP would be required.

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ARTICLE VII
Shares

7.1            General.

(a)             The number of the Company’s authorized Shares and the number of Shares that may be issued is unlimited, and, subject to Section 3.4 hereof and Section 7.2(c) hereof, the Board may issue Shares for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued Shares in proportion to the relative net asset value of the Shares then outstanding, all without action or approval of the Members. All such Shares shall have $1.00 par value per Share.  All Shares when so issued on the terms determined by the Directors shall be fully paid and non-assessable.  The Board may hold on behalf of the Company any Shares reacquired by the Company, reissue such Shares for such consideration and on such terms as they may determine, or cancel such Shares, at their discretion from time to time.

(b)             Any Adviser or Director, Officer or other agent of the Company, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares to the same extent as if such person were not a Director, Officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Shares from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Shares generally.

(c)             Shares shall not be represented by certificates, but only by notation on the Share records of the Company, as kept by the Company or by any transfer or similar agent, as the case may be.  The Share records, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each such person.

7.2            Rights and Liabilities with respect to Shares.

(a)             All consideration received by the Company for the issue or sale of Shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to all Members generally and not to the account of any particular Member, subject only to the rights of creditors, and shall be so recorded upon the books and records of the Company.

(b)             The liabilities, expenses, costs and charges (including any reserves as may be established from time to time) attributable to the Shares shall be charged and allocated to such Shares generally and not to the account of any particular Member and shall be so recorded upon the books and records of the Company.

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(c)             Dividends and distributions on Shares may be paid to the Members, pursuant to Section 8.1 herein.

(d)             In the event of the liquidation or dissolution of the Company, the Members shall be entitled to receive assets of the Company as set out in this Section 7.2.  Upon the liquidation or dissolution of the Company, the Board shall make provisions for the satisfaction (whether by payment or the making of reasonable provision for payment thereof) of all of the Company’s outstanding obligations, taxes and other liabilities, accrued or contingent in accordance with the Act.  Any remaining assets (which may, in the discretion of the Board, include assets distributed in-kind valued at their date of distribution in accordance with Section 6.1(a) hereof) shall be distributed among the Members in proportion to the relative number of Shares held by such persons.

(e)             Shares shall be transferable only in accordance with Article IV hereof.

(f)              Except as provided herein, each Share shall represent an equal proportionate interest in the Company, and each Share shall be equal with respect to Net Asset Value per Share as against each other Share of the Company.  The rights attaching to all Shares shall be identical as to right of redemption or repurchase, dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Share or fraction thereof being equal to the dollar value of the same as of the record date for any such vote).  The Board may from time to time divide or combine the Shares into a greater or lesser number of Shares provided that such division or combination does not change the proportionate interest in the Company of any Member or in any way affect the rights of Shares.

(g)             The Board may accept investments in the Company by way of Share purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the Investment Company Act, as they from time to time authorize or determine.  The Board may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

(h)             Any fractional Share, if outstanding, shall carry proportionately all the rights and obligations of a whole Share, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Company.  Fractions of Shares shall be calculated to three decimal points.

ARTICLE VIII
DISTRIBUTIONS, WITHHOLDING AND DIVIDEND REINVESTMENT PLAN

8.1            Distributions.  The Company shall distribute all or a portion of any dividends or investment income it earns on investments to Members as of the last calendar day of each fiscal quarter (each, a “Quarterly Distribution”). In addition to Quarterly Distributions, the Company will

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make regular distributions to the Members of all or a portion of capital gains distributed to the Company by the Underlying Funds and capital gains earned by the Company from the disposition of an Underlying Fund, together with any dividends or interest income earned from such investments (each, a “Periodic Distribution” and, together with Quarterly Distributions, the “Distributions”). All Distributions shall be made to each Member pro rata based on the number of Shares held by such Member and will be net of Company expenses.  Any dividend or distribution paid in Shares will be paid at the Net Asset Value thereof as determined in accordance with Section 6.1(a) hereof. The Company may make distributions as determined by the Board from time to time in accordance with this Agreement; provided, however, that no distribution shall be declared and paid unless, after the distribution is made, the assets of the Company are in excess of the liabilities of the Company and such distribution does not violate the Act or other applicable law. Notwithstanding any provision to the contrary contained in this Agreement, the Board shall not be permitted to make a distribution to the Members on account of their interest in the Company if such distribution would violate the Act or any other applicable law.

8.2            Distribution Election; Dividend Reinvestment Plan.

(a)             Unless a Member makes a Distribution Election in accordance with the Company’s Dividend Reinvestment Policy, all Distributions shall be reinvested in full and fractional Shares at the Net Asset Value per Share next determined on the payable date of such Distributions.  Any such Shares shall be registered in the name of such Member.

(b)             If a Member has made a Distribution Election, the Company may make Distributions in a combination of cash and Shares. Any such Shares shall be registered in the name of such Member and any such cash payment shall be mailed as soon as practicable after the last calendar day of each calendar quarter in which Distributions are declared. The Company may distribute Shares to a Member that has made a Distribution Election only to the extent that the Board has determined that such distribution of Shares will be treated as a distribution of property for purposes of section 301 of the Code. No interest shall accrue on amounts represented by uncashed Distributions checks.

(c)             A Member may make a Distribution Election on a quarterly basis by written request to the Company or such Member’s broker/dealer, who will inform the Company of such Member’s Distribution Election.

(d)             The Company shall be entitled to withhold or cause to be withheld from each Member’s distribution from the Company such amounts on account of taxes or similar charges, if any, as are required by applicable law.  Each Member shall furnish to the Company from time to time all such information as is required by applicable law or otherwise reasonably requested by the Company (including certificates in the form prescribed by the Code or Treasury Regulations thereunder or applicable state, local or foreign law) to permit the Company to ascertain whether and in what amount withholding is required in respect of such Member.

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(e)             The Company may make additional distributions to Members at such times and in such amounts as the Board determines are necessary or appropriate in connection with the Company’s qualification as a regulated investment company for federal income tax purposes, to reduce or eliminate the Company’s investment company taxable income for federal income tax purposes, or to reduce or avoid the imposition of any excise tax on the Company.

ARTICLE IX
Other FISCAL MATTERS

9.1            Deposits.  All funds of the Company shall be deposited in an account or accounts in such banks, trust companies or other depositories as the Board may select.

9.2            Financial Records.  All financial records shall be maintained and reported using GAAP.

9.3            Fiscal Year.  The fiscal year of the Company shall end on the last day of March each year, unless otherwise determined by the Board.

9.4            Agreements, Consents, Checks, Etc.  All agreements, consents, checks, drafts or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the Company shall be signed by those persons authorized from time to time by the Board.

9.5            Transactions with the Members.  Except as provided in the Act, the Members may lend money to, borrow money from, act as surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Company and have the same rights and obligations with respect to any such matter as a person who is not a Member.

9.6            Entity Classification Election.  The Company shall execute and file a U.S. Internal Revenue Service Form 8832 electing to classify the Company as a corporation for U.S. federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3 as of a date no later than the date hereof, and each Officer of the Company and each Director is hereby authorized to execute and file such Form 8832 for all of the Members.  The Company is hereby authorized to execute and file for all of the Members any comparable form or document required by any applicable United States state or local income or similar tax law for the Company to be classified as a corporation under such tax law.

9.7            Corporate Form.  The Company may convert to another Delaware business entity in accordance with the Act upon the approval of the Members representing a majority of the outstanding voting securities of the Company.

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ARTICLE X
DISSOLUTION

10.1         Dissolution.

(a)             The Company shall be dissolved and its affairs wound-up upon the occurrence of any of the following events:

(i) any event which would make it unlawful to continue the existence of the Company; or

(ii)                   the Board determines to dissolve the Company upon thirty (30) calendar days’ prior written notice to the Members.

(b)             Upon the dissolution of the Company, the Board shall promptly notify the Members of such dissolution.

(c)             Upon dissolution of the Company, he Board shall, at any time during the ninety (90) calendar day period following completion of a final audit of the Company’s books and records, make distributions out of Company assets in the following manner and order:

(i) to payment and discharge of the claims of all creditors of the Company who are not Members;

(ii)                   to payment and discharge of the claims of Member creditors of the Company pro rata based on the respective amounts of their claims; and

(iii)                  to each Member in proportion to number of Shares held by such Member.

(d)             The Board shall furnish each of the Members with a statement prepared by the Company’s accountants setting forth the assets and liabilities of the Company as of the date of completion of the dissolution and liquidation as herein provided. Such statement shall also schedule the receipts and disbursements made with respect to the dissolution and liquidation under this Agreement.

(e)             Upon the completion of dissolution in accordance with the terms hereof, the Company shall terminate and a Certificate of Cancellation of the Company or such other document or documents as may be required by the Act for such purpose shall be filed, whereupon the Company will cease to exist in all respects.

(f)              Members and former Members shall look solely to the Company’s assets for any payment in respect of their Shares, and if the assets of the Company remaining after payment of or due provisions for all debts, liabilities and obligations of the Company are insufficient to make any payment in respect of Shares, the Members and former Members shall have no recourse against the Company or any other Member.

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ARTICLE XI
Special Power of Attorney

11.1         Granting of Power.  The Members hereby grant to each Director and each Officer, with full power of substitution, and resubstitution, a special power of attorney which constitutes and appoints each Director and each Officer as an attorney-in-fact for the Members, with power and authority to each Director and each Officer to act in the name and on behalf, of the Members to make, execute, consent to, acknowledge, and swear to, in the execution, acknowledgment, and filing of documents, which shall include, by way of illustration but not of limitation, the following:

(a)             This Agreement, the Certificate, as well as any amendments to or restatements of the foregoing which are in accordance with the terms of this Agreement and which, under the laws of the State of Delaware or under the applicable laws of any other jurisdiction, are deemed by the Board to be necessary, required, advisable or desirable to be filed;

(b)             Any other instrument, certificate, or document which may be required or deemed advisable to be filed by the Company or the Board under the laws of the State of Delaware or under the applicable laws of any other jurisdiction to the extent that the Board deems such filing to be necessary, required, advisable or desirable;

(c)             Any and all amendments, restatements or modifications of the instruments described in the preceding paragraphs (a) and (b);

(d)             Any document which may be required to effectuate the continuation of the Company, the admission of additional or substituted Members in accordance with the terms of this Agreement, or the reduction, dissolution, termination or extension of the Company (provided such continuation, admission, reduction, dissolution, termination or extension is in accordance with the terms of this Agreement) or to reflect any reductions in the number of Shares;

(e)             Any administrative or clarifying amendments or modifications of this Agreement, the Certificate or any other instrument deemed necessary or desirable by the Board to effectuate the terms and provisions of this Agreement; and

(f)              Any instrument, certificate or document which the Board deems necessary, required, advisable or desirable to comply with the terms and provisions of Article XII of this Agreement.

11.2         Extent of Power.  The special power of attorney granted by the Members:

(a)             Is a special power of attorney coupled with an interest, is irrevocable and shall survive and not be affected by the subsequent death or incapacity of the granting Members;

(b)             Shall survive the delivery of a  transfer by any Member of the whole or any portion of his interest; except that where the transferee thereof has been admitted to the

24

Company as a Subsequent Member, it shall survive the delivery of such transfer for the sole purpose of enabling the Board or any Officer to execute, acknowledge and file any instrument necessary to effectuation such transfer.

ARTICLE XII
MISCELLANEOUS

12.1         Amendments.

(a)             Except as otherwise provided in this Section 12.1, this Agreement may be amended, in whole or in part, with:  (i) the approval of a majority of the Board (including the approval of a majority of the Independent Directors, if required by the Investment Company Act) and (ii) if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b)             Any amendment that would:

(i)              increase the obligation of a Member to make any contribution to the capital of the Company;

(ii)            reduce the rights attaching to the Shares held by any person as against the rights attaching to the Shares held by any other person; or

(iii)          modify the events causing the dissolution of the Company;

may be made only if (1) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (2) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of such person’s Shares for repurchase by the Company.

(c)             The power of the Board to amend this Agreement at any time without the consent of the Members in accordance with paragraph (a) of this Section 12.1 shall specifically include the power to:

(i)              restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(ii)            amend this Agreement (other than with respect to the matters set forth in Section 12.1(b) hereof) to effect compliance with any applicable law or regulation, including, but not limited to, the requirements, or to reflect any relaxation of such requirements in the future, of any U.S. banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staffs thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

25

(iii)          amend this Agreement, taking due consideration of the interests of the Members as a whole, to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

(d)             No amendment to this Agreement will be valid to the extent such amendment was not approved in accordance with the provisions of the Investment Company Act.

12.2         Confidentiality.

(a)             A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b)             Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be granted or withheld in its sole and absolute discretion.

(c)             Each Member recognizes that in the event that this Section 12.2 is breached by any Member or any of its principals, partners, shareholders, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, shareholders, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, it is the intent of the parties that such Members and the Company shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, shareholders, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, shareholders, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

12.3         Applicability of Investment Company Act.  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the Investment Company Act and the Form N-2 that affect numerous aspects of the conduct of the Company’s business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner

26

consistent with the applicable provisions of the Investment Company Act and the Form N-2.

12.4         Binding Effect.  Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

12.5         Construction.  The Board shall have the full power and authority to construe and interpret this Agreement.

12.6         Headings.  Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

12.7         Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

12.8         Variation of Pronouns.  All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

12.9         Governing Law.  The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Members, without regard to the principles of conflicts of laws.

12.10     Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

12.11     Counterparts.   This Agreement may be executed in several counterparts with the same effect as if all parties thereto had signed the same document provided that the several counterparts, in the aggregate shall have been signed by all of the Members.  All such counterparts shall be construed together and shall constitute one Agreement binding upon all the parties thereto.

12.12     Notices. All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

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To the Fund:               Versus Capital Real Assets Fund LLC

                                                5555 DTC Parkway, Suite 330

                                                Greenwood Village, CO 80111

                                                Attention: William Fuhs, President

To the Adviser:           Versus Capital Advisors LLC

                                                5555 DTC Parkway, Suite 330

                                                Greenwood Village, CO 80111

                                                Attention: William Fuhs, President

12.13     Waiver of Terms and Conditions.  Any waiver as to any of the terms or conditions of this Agreement in one instance shall not operate as a waiver of the same terms and conditions or prevent the enforcement of any of the terms and conditions hereof in any other instance.

12.14     Litigation.  The Board shall prosecute and defend such actions at law or in equity as may be necessary in its sole discretion to enforce or protect the interests of the Company.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above set forth.

MEMBERS:

VERSUS CAPITAL ADVISORS LLC

By: Versus Capital Group LLC, its Managing Member

By:         /s/  William Fuhs
Name: William Fuhs
Title: President

EXHIBIT A

OFFICERS

OF

VERSUS CAPITAL REAL ASSETS FUND LLC

Name Office
Mark D. Quam Chief Executive Officer
William R. Fuhs, Jr. President
Casey Frazier Chief Investment Officer
John Gordon Chief Financial and Chief Compliance Officer
John Loomis Treasurer and Secretary

Schedule A

                                                                                         Members

Name	Address	Capital Contribution
Versus Capital Advisors LLC	5555 DTC Parkway Suite 330 Greenwood Village, Colorado 80111	$100,000

1

STATEMENT OF ADDITIONAL INFORMATION

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest

5555 DTC Parkway, Suite 330

Greenwood Village, Colorado 80111

 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-877-343-7916.

August 17, 2017

—————————

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Versus Capital Real Assets Fund LLC (the “Fund”), dated August 17, 2017 (the “Prospectus”).  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.  The financial statements, along with the accompanying notes and report of independent registered public accounting firm, are incorporated by reference into this SAI.  You can request a copy of the Prospectus, this SAI and the Fund’s financial statements, without charge, by writing to the Fund at the address above or by calling 1-877-343-7916 or by visiting www.versuscapital.com.  This SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website (http://www.sec.gov).

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1
DIRECTORS AND OFFICERS	3
REPURCHASES AND TRANSFERS OF SHARES	10
CODE OF ETHICS	10
PROXY VOTING POLICIES AND PROCEDURES	10
CONFLICTS OF INTEREST	11
TAX ASPECTS	15
BROKERAGE	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	21
CUSTODIAN	22
FINANCIAL STATEMENTS	23

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objective, Strategies and Investment Features” in the Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the “Shares”).  Fundamental policies of the Fund are listed below.  For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.  As fundamental policies, the Fund may not:

2

•        Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies in the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the Fund will define an industry or group of industries by reference to Standard & Poor’s Global Industry Classification Standard codes for industry classifications.

•        Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets.  The interest on borrowings will be at prevailing market rates, to the extent the Fund borrows.  The Fund’s use of leverage involves risk of loss.

• Engage in short sales, purchases on margin or the writing of put and call options.

•        Issue senior securities (including preferred shares of beneficial interest), except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•        Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•        Make loans, except through purchasing fixed-income securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.  To the extent the Fund engages in loan activity, it exposes its assets to a risk of loss.

•        Purchase, hold or deal in real assets, except that the Fund may invest in public and private, debt and equity securities related to investments in real assets, including timberland, infrastructure and Agriculture/Farmland.

• Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.
• Purchase or sell commodities.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.  The Fund has also adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of its shares outstanding at NAV (as defined below), unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing shall occur on the Repurchase Pricing Date (as defined below), all in accordance with the requirements set forth in Rule 23c-3(b)(2)(i).

Under normal market conditions, the Fund may invest in Institutional Investment Funds that concentrate their assets in one or more industries and, under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund is focused on investing in Real Asset Related Investments and will not concentrate in any industries other than the group of real estate investment and management industries. The Fund will monitor the investments of the Institutional Investment Funds to the extent commercially practicable and, to the extent that the Fund is aware of the investments held by the Institutional Investment Funds, the Fund will consider such information when determining compliance with its concentration policy.

The Board has also adopted a fundamental policy pursuant to which the Fund may terminate its status as a continuously offered interval fund, if the Fund achieves a certain amount of assets to have reached its investment capacity, and take action to list the outstanding shares of the Fund on a national exchange, thereby providing investors with daily market liquidity. Such action may be taken by the Board and shall be subject to shareholder approval.

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Certain Portfolio Securities and Other Operating Policies

Institutional Investment Fund Equity

The Fund attempts to achieve its investment objective by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of Real Asset Related Investments.  Under normal market conditions, the Fund will invest between 50% and 80% of its assets into investment funds (collectively, the “Institutional Investment Funds”) that invest in real assets through entities that qualify as REITs or corporations and in debt investments secured by real assets.  Additionally, the Fund will not invest in investment funds that hold themselves out or otherwise operate as “hedge funds.” The Fund will invest no more than 15% of its assets in Institutional Investment Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act and do not otherwise invest through REITs that would qualify for exemption under Section 3(c)(5) of the Investment Company Act.

The Fund May Change Its Non-Fundamental Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its non-fundamental policies, restrictions, strategies, and techniques if the Fund’s board of directors (the “Board”) believes doing so is in the best interest of the Fund and its shareholders.

DIRECTORS AND OFFICERS

Directors

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

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The address, age, and descriptions of their principal occupations during the past five years are listed below for each director of the Fund:

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors(3)
Robert F. Doherty; Age 52	Independent Director	Since inception	Chief Financial Officer of Ensyn Corporation, (investment firm), 2007 to present; Principal of Renova Capital Partners, 2007 to present.	1	0
Jeffrey A. Jones; Age 58	Independent Director	Since inception	Principal of SmithJones, (Real Estate), 8/2008 to present.	2	1
Richard J. McCready; Age 59	Independent Director	Since inception	President of The Davis Companies (Real Estate), 2014 to present; Hummock Pond, Real Estate Consulting, 2010 to 2014	2	1
Paul E. Sveen; Age 55	Independent Director	Since inception	Chief Financial Officer of Swift Capital 11/2016 to Present; Managing Partner of Pantelan Real Estate Services LLC, 6/2011 to present;	2	1
Interested Directors(4)
William R. Fuhs, Jr.; Age 49	Director; President	Since inception	President of the Adviser, 2010 to present and Chief Financial Officer of the Adviser, 2010 to 1/2016; Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to 1/2016 and President from 1/2016 to present.	2	1
Casey Frazier; Age 39	Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser, 2011 to present; Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.	2	1
Mark Quam; Age 47	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser, 2010 to present; Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.	1	0

(1)    The address of each member of the Board is:  c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2)    Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

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(3)    “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(4)    “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about each director follows (supplementing the information provided in the table above) that describes certain specific experiences, qualifications, attributes or skills that each director possesses and that the Board believes has prepared them to be effective directors.

Independent Directors

The Independent Directors are Robert F. Doherty, Jeffrey A. Jones, Richard J. McCready and Paul E. Sveen.  Their biographical information is set forth in the “Management of the Fund – Independent Directors” Section of the Prospectus.

Interested Directors

The Interested Directors are William R. Fuhs, Jr., Casey Frazier and Mark Quam.  Their biographical information is set forth in the “Management of the Fund – Interested Directors” Section of the Prospectus.

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Officers

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Mark D. Quam; Age 47	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser, 2010 to present; Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.	1	0
William R. Fuhs, Jr.; Age 49	President	Since inception	President of the Adviser, 2010 to present and Chief Financial Officer of the Adviser, 2010 to 11/2016; Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to 1/2016 and President from 1/2016 to present.	2	1
Casey Frazier; Age 39	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser, 2011 to present; Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.	2	1
John Gordon; Age 54	Chief Financial Officer, Chief Compliance Officer	Since inception

Chief Compliance Officer of the Adviser, 2011 to present and Chief Financial Officer of the Adviser, 1/2016 to present; Chief Compliance Officer and Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to Present and Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 1/2016 to present; Owner of John Gordon, LLC (forensic accounting services), 2009 to present.

				N/A	N/A
John Loomis; Age 53	Secretary and Treasurer	Since inception

Accounting & Compliance Officer of the Adviser, 1/2016 to present;

Accounting Consultant/Technical Support Engineer at Imagine Communications, 2013 to 2015;

Senior Accounting Manager at Starz Entertainment, 1993 to 2013.

				N/A	N/A

(1)    The address of each officer of the Fund is:  c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2)    Each officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

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Board Participation and Committees

The Board believes that each director’s experience, qualifications, attributes and skills give each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Each director serves on the Board for the duration of the Fund, or until his death, resignation, termination, removal or retirement.  A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity.  A director may resign upon 90 days prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders.  The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving.  If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

The Chairman of the Board is Mr. Frazier.  The only standing committees of the Board are the Audit Committee, Nominating Committee, Investment Committee and Valuation Committee.

The current members of the Audit Committee are Mr. Doherty, Mr. McCready, Mr. Jones and Mr. Sveen, each of whom is an Independent Director.  The current Chairman of the Audit Committee is Mr. Doherty.  The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

The current members of the Nominating Committee are Mr. Jones, Mr. Sveen, Mr. Fuhs, Mr. McCready and Mr. Quam.  Therefore, a majority of the Nominating Committee consists of Independent Directors.  The current Chairman of the Nominating Committee is Mr. Sveen.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund.  The Nominating Committee reviews nominations of potential Directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.  The Nominating Committee will consider nomination as it deems appropriate after taking into account, among other things, the factors listed in the charter.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

The Investment Committee is comprised of all of the Directors, the majority of which are Independent Directors. The Current Chairman of the Investment Committee is Mr. Frazier.  The function of the Investment Committee, pursuant to its adopted charter, is to oversee the determination of investment strategies and objectives of the Fund, which include the establishment of the policies and procedures for the selection and ongoing due diligence of Institutional Investment Funds and Securities Sub-Advisers and (iii) the approval of any removal or addition of an approved Institutional Investment Fund or Securities Sub-Advisers, including the approval by the Independent Directors.

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The current members of the Valuation Committee are Mr. Jones, Mr. Doherty, Mr. Sveen, Mr. Fuhs and Mr. Frazier.  Therefore, a majority of the Valuation Committee consists of Independent Directors.  The current Chairman of the Valuation Committee is Mr. Jones.  The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the policies and procedures for the calculation of the Fund’s NAV.  The Valuation Committee will review and oversee the policies and reporting of the underlying asset values of the Institutional Investment Funds, as well as the portion of the Fund’s assets that are sub-advised by Securities Sub-Advisers and invested with the Sub-REIT.

Director Ownership of Securities

The dollar range of equity securities beneficially owned by each director is set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Robert Doherty	$0	$0
Jeffrey A. Jones	$0	$35,000 to $45,000
Richard J. McCready	$0	$35,000 to $45,000
Paul E. Sveen	$0	$35,000 to $45,000
Interested Directors
William R. Fuhs, Jr.	$0	$0 to $10,000
Casey Frazier	$0	$0 to $10,000
Mark Quam	$0	$0 to $10,000

Independent Director Ownership of Securities

None of the Independent Director (nor any of their immediate family members) have or hold any securities of the Adviser, the Securities Sub-Advisers or the Distributor, nor any entities controlling or controlled by or under common control with the Adviser, the Securities Sub-Advisers or the Distributor.  Each Independent Director does hold securities of the Fund as outlined above.

Compensation

The Fund will pay each Independent Director a fee of $35,000 per annum.  In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended.  The Chairman of the Audit Committee will receive an additional amount of $15,000 per annum.  Other members of the Board and executive officers of the Fund receive no compensation.  The Nominating Committee of the Board shall evaluate the compensation of the Board members on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Directors.

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The following table summarizes the current annual compensation for the members of the Board and executive officers of the Fund, including Committee fees.  This compensation will continue to be evaluated on an ongoing basis.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund paid to Directors/Officers
Independent Directors
Robert F. Doherty(1)	$50,000	N/A	N/A	$50,000
Jeffrey A. Jones	$35,000	N/A	N/A	$35,000
Richard T. McCready	$35,000	N/A	N/A	$35,000
Paul E. Sveen	$35,000	N/A	N/A	$35,000
Interested Directors
William R. Fuhs, Jr.	$0	N/A	N/A	$0
Casey Frazier	$0	N/A	N/A	$0
Mark D. Quam	$0	N/A	N/A	$0
Officers
Mark D. Quam as Chief Executive Officer	$0	N/A	N/A	$0
William R. Fuhs, Jr. as President	$0	N/A	N/A	$0
Casey Frazier as Chief Investment Officer	$0	N/A	N/A	$0
John Gordon as Chief Financial Officer and Chief Compliance Officer,	$25,000	N/A	N/A	$25,000
John Loomis as Secretary and Treasurer	$10,000	N/A	N/A	$10,000

(1)     As Chairman of the Audit Committee, Mr. Doherty receives an additional amount of $15,000 per annum.

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REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund’s Board may cause a mandatory repurchase by the Fund of a shareholder’s Shares in accordance with the LLC Agreement, the Investment Company Act and the rules thereunder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.

Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Joint Code of Ethics, and each Securities Sub-Adviser acting as a sub-adviser has adopted a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act, that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  Foreside Funds Distributors LLC, acting as Distributor, is exempt from Rule 17j-1.  These codes of ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the Electronic Data-Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Institutional Investment Funds which have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Institutional Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  However, Institutional Investment Funds typically do not submit matters to investors for vote.  If an Institutional Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Institutional Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•        The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

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The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•        The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•        Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•        If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

o disclosing the conflict to the Board and obtaining the consent of the Board before voting;

o engaging another party on behalf of the Fund to vote the proxy on its behalf;
o engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
o such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.  Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period is available without charge, upon request, by calling 1-877-343-7916 and is available on the SEC’s website at http://www.sec.gov.

CONFLICTS OF INTEREST

The Adviser, the Securities Sub-Advisers, the Institutional Asset Managers Managing the Institutional Investment Funds, the Distributor and their Respective Affiliates

In addition to the Fund, the Adviser provides investment advisory services to Versus Capital Multi-Manager Real Estate Income Fund LLC, which has in excess of $1.68 billion in assets under management as of June 30, 2017.  Additionally, the Adviser provides investment management services to private funds that take the form of charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser has represented that it does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund.

The institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and their respective affiliates are participants in equity, fixed-income and other markets.  As such, institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers their respective affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same institutional asset managers managing the Institutional Investment Funds, the Institutional Investment Funds and the Securities Sub-Advisers in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates used for other investment funds or accounts could conflict with the strategies employed by such institutional asset managers managing the Institutional Investment Funds and such Securities Sub-Advisers in managing the Fund and affect access to other investment managers and their investment funds, particularly where an such institutional asset manager managing an Institutional Investment Fund or a Securities Sub-Adviser has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of institutional asset managers managing the Institutional Investment Funds and the Securities Sub-Advisers may compete with the Fund, the Institutional Investment Funds and other Securities Sub-Advisers for appropriate investment opportunities.

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The Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Other Clients”), as well as to the Fund.  The Fund has no interest in the activities of Other Clients.  In addition, the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.  However, there are no affiliations or arrangements between the clients of the Adviser, the Institutional Investment Funds and the Securities Sub-Advisers.

The Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates may give advice or take action with respect to any of their Other Clients which may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  It is the policy of the Adviser, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management.  The Adviser’s investment decisions for the Fund are made independently from those of Other Clients.  The Adviser has no obligation to invest on behalf of the Fund in any Institutional Investment Fund that the Adviser invests with on behalf of the account of Other Clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser may use certain institutional asset managers managing the Institutional Investment Funds and Securities Sub-Advisers for certain of its other funds and accounts and the Adviser will have discretion in determining the Fund’s level of participation with such managers/advisers.  In some cases, investments for Other Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Institutional Investment Fund or with a Securities Sub-Adviser.  In other cases, the Fund may invest in a manner opposite to that of Other Clients – i.e. the Fund buying an investment when Other Clients are selling, and vice-versa.

The Adviser, institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Other Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Other Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations may arise in which the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates or Other Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Investment decisions for the Fund are made independently from those of Other Clients.  If the Fund desires to invest in the same Institutional Investment Fund or with the same Securities Sub-Adviser as an Other Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Clients, in all investments.  At times, the Adviser may determine that Other Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates may place separate transactions for one or more Other Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Other Clients.  Placing transactions on behalf of Other Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

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The Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates may have investments or other business relationships with the institutional asset managers of Institutional Investment Funds, the Institutional Investment Funds or the Securities Sub-Advisers, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an institutional asset manager managing the Institutional Investment Fund, an Institutional Investment Fund or a Securities Sub-Adviser, which could be more valuable than the Adviser’s relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Institutional Investment Funds to the Fund.  Accordingly, the Adviser, institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates will face a conflict in evaluating such managers/advisers.  Moreover, as a result of certain relationships, the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and their respective affiliates may take actions with respect to an Institutional Investment Fund or other investment, such as making a margin call, that adversely affect such Institutional Investment Fund or other investment and, therefore, the Fund.

The officers or employees of the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Other Clients.  The Adviser, institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates, and their officers and employees, will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of the Adviser and its affiliates, and the activities or strategies used for accounts managed by the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates for themselves or Other Clients, could conflict with the transactions and strategies employed by an institutional asset manager managing an Institutional Investment Funds or a Securities Sub-Adviser and affect the prices and availability of the securities and instruments in which such manager/adviser invests.  Issuers of securities held by the Fund, an institutional asset managers managing the Institutional Investment Funds, an Institutional Investment Fund or a Securities Sub-Advisers may have publicly or privately traded securities in which the Adviser or such managers/advisers are investors or make a market.  The trading activities of the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and their respective affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Institutional Investment Funds, the Securities Sub-Adviser and may have an effect on the value of the positions so held, or may result in the Adviser and its affiliates having interests or positions adverse to that of the Fund, the Institutional Investment Funds or the Securities Sub-Advisers.  Conflicts of interest may arise from the fact that the institutional asset managers managing the Institutional Investment Funds, the Institutional Investment Funds, the Securities Sub-Advisers and their respective affiliates generally will be carrying on substantial investment activities for Other Clients, including other investment funds, in which the Fund will have no interest.  The institutional asset managers managing the Institutional Investment Funds and the Securities Sub-Advisers may have financial incentives to favor certain of such accounts over the Fund.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The institutional asset managers managing the Institutional Investment Funds and the Securities Sub-Advisers may give advice and recommend securities to, or buy or sell securities for the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objective(s) may be the same as, or similar to, those of the Fund.  The institutional asset managers managing the Institutional Investment Funds and the Securities Sub-Advisers may have conflicts of interest with respect to the Institutional Investment Funds or investments that are similar to the conflicts of interest that the institutional asset managers managing the Institutional Investment Funds or the Securities Sub-Advisers have with the Fund, which indirectly impacts the Fund.

14

Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act and facilitates the distribution of the Shares.  The Fund, the Adviser and/or the Distributor may authorize one or more financial intermediaries (e.g., banks, investment advisers, trusts, financial industry professionals, etc., collectively referred to as “Intermediaries” and individually as “Intermediary”) to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate certain financial industry professionals and the Intermediaries providing ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders.  These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s shares over other potential investments that may also be appropriate for the clients of such Intermediaries.  Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.

Any Intermediary or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the institutional asset managers or their affiliates, including the Institutional Investment Funds and the Securities Sub-Advisers, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.  (All Institutional Investment Funds and other accounts managed by the institutional asset managers or their affiliates, excluding the Fund, are referred to collectively as the “Institutional Manager Accounts”). See “Plan of Distribution” in the Prospectus.  Such payments may also be paid to Intermediaries that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services.

The Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates or Other Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an institutional asset managers managing an Institutional Investment Funds, a Securities Sub-Advisers or its respective affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the institutional asset managers managing the Institutional Investment Funds and the Securities Sub-Advisers may receive research products and services in connection with the brokerage services that the Adviser, the institutional asset managers managing the Institutional Investment Funds, the Securities Sub-Advisers and/or their respective affiliates may provide from time to time to one or more Institutional Asset Manager Accounts or to the Fund.

Institutional Asset Manager Conflicts

Conflicts of interest may arise from the fact that the institutional asset managers and their affiliates generally will be carrying on substantial investment activities for institutional asset manager accounts, in which the Fund will have no interest. The institutional asset managers may have financial incentives to favor certain of such institutional asset manager accounts over the Fund. Any of these institutional asset manager accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. The institutional asset managers, on behalf of the Institutional Investment Funds, may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, institutional asset manager accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information regarding conflicts of institutional asset managers, see “Risk Factors – Conflicts of Interest” in the Prospectus.

Each institutional asset manager, on behalf of the Institutional Investment Funds, and the Securities Sub-Advisers will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its institutional asset managers’ other accounts will vary.

15

The institutional asset managers may trade for accounts other than the Fund and may have an incentive to favor certain of those accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly-traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly-traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the 90% qualifying income requirement, the character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such items directly in the same manner as realized by such Investment Funds.  Similarly, for the purpose of the asset diversification requirement in order to qualify as a RIC, the Fund will “look through” to the assets held by such Investment Funds.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement necessary to qualify as a RIC, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Institutional Investment Fund only at certain times specified by the governing documents of each respective Institutional Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to affect a redemption from an Institutional Investment Fund referred to above may limit utilization of this cure period.

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As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses), generally determined for the one-year period ending on October 31 of the calendar year (or for the Fund’s taxable year, if the Fund so elects).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

 Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources).  Due to the nature of the Fund’s investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations.  Similarly, dividends paid by the Fund generally will not be eligible for treatment as “qualified dividend income,” which is subject to preferential tax at rates in the hands of the shareholders that are individuals.  Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder.  The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

As discussed in the Prospectus, a loss realized upon the sale or repurchase of Shares that have been held for six months or less will be treated as long-term capital loss to the extent it offsets any long-term capital gain distributions received or deemed received in respect of those Shares.  See “Taxes – Income from Repurchases and Transfer of Shares” in the Prospectus.

17

For taxable years beginning after December 31, 2012, legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Fund’s Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including an investment management fee (as described in the Prospectus as the “Investment Management Fee”), may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by the shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

The Fund intends to invest in Institutional Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly-traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Institutional Investment Funds (including in circumstances where investments by the Institutional Investment Funds, such as investments in debt instruments with “original issue discount,” generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Institutional Investment Funds that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Institutional Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Institutional Investment Funds earn income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN INSTITUTIONAL INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY-TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

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The Fund intends to purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies (“PFICs”).  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund, in certain cases, could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as “qualified dividend income.”

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund’s yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

The Fund may be required to apply a U.S. “backup withholding” tax to taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is provided to the IRS.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

A tax-exempt shareholder could realize Unrelated Business Taxable Income (“UBTI”) by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

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U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the shareholders), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.  In the case of a foreign shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s Shares.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder, as discussed herein and in the Prospectus.  A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.  In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly-traded U.S. real property holding corporations) and certain participating debt securities.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions.  All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

               The Foreign Account Tax Compliance Act (“FATCA”) was signed into law on March 18, 2010 and established an information reporting regime applicable to “foreign financial institutions,” which may encompass certain foreign shareholders in the Fund.  For purposes of FATCA, foreign financial institutions include non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) hold financial assets for the accounts of others as a substantial portion of their business, or (iii) are engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interests (including futures, forwards, or options) therein.  Pursuant to FATCA, a foreign financial institution, in order to avoid becoming subject to a 30% U.S. withholding tax on certain payments received by it, will be required to enter into an agreement with the IRS obliging the foreign financial institution to comply with certain procedures specified in the legislation or in guidance to be issued by the IRS, including an obligation to obtain and provide annually to the IRS certain information regarding the holders of its “United States accounts,” i.e., accounts held by persons that are specified U.S. persons or that are foreign entities whose owners include specified U.S. persons.  Foreign financial institutions that do not comply with and are not exempted from the foregoing  requirements generally will be subject to a 30% withholding tax on (i) payments of U.S.-source interest, dividends, and other fixed or determinable annual or periodical income received on or after January 1, 2014, (ii) proceeds of a sale or disposition of property producing U.S.-source interest or dividends received on or after January 1, 2015, and (iii) payments received from other foreign financial institutions on or after January 1, 2015 that are allocable, under Treasury regulations to be issued, to payments described in clauses (i) and (ii) above that are received by such other foreign financial institutions.  An exemption from the foregoing requirements will be provided for a foreign financial institution that complies with procedures to be specified by the IRS to ensure that the foreign financial institution has no United States accounts.  The IRS has indicated that it intends to issue additional guidance on the FATCA information reporting regime by the end of 2011 and that it expects to begin entering into agreements with foreign financial institutions in 2013.  Foreign shareholders that are foreign financial institutions and that fail to comply with the FATCA requirements or the terms of any available exemption therefrom will be subject to the withholding described above.

               In addition, FATCA requires that certain foreign shareholders that are “non-financial foreign entities” provide the Fund with information identifying their substantial U.S. owners or a certification that they do not have any such owners (which information the Fund will be required to provide to the IRS) in order to avoid being subject to the 30% withholding tax described above.  Prospective investors are urged to consult their own tax advisors regarding the possible implications of FATCA on an investment in the Fund.

FATCA also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years which began after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress.  It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be.  In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

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Other Taxation

Fund shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Securities Sub-Adviser is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  A Securities Sub-Adviser may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Securities Sub-Advisers are engaged to manage the Fund’s assets, the following paragraphs will be relevant:

In executing transactions, each Securities Sub-Adviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Securities Sub-Adviser with unaffiliated brokers, the firm’s risk in positioning a block of securities.  Although each Securities Sub-Adviser generally will seek reasonably competitive commission rates, a Securities Sub-Adviser will not necessarily pay the lowest commission available on each transaction.  The Securities Sub-Advisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, a Securities Sub-Adviser may place brokerage business on behalf of the Fund with brokers that provide the Securities Sub-Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Securities Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Securities Sub-Adviser or its affiliates in providing services to clients.  In addition, not all of the supplemental information is used by the Securities Sub-Adviser.  Conversely, the information provided to the Securities Sub-Adviser by brokers and dealers through which other clients of the Securities Sub-Adviser and its affiliates effect securities transactions may be useful to the Securities Sub-Adviser in providing services.

Each Securities Sub-Adviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Grant Thornton LLP, 171 N. Clark Street, Suite 200, Chicago, Illinois 60601-3370, serves as the independent registered public accounting firm of the Fund.

Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, acts as legal counsel to the Fund.

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CUSTODIAN

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the assets of the Fund held in the Institutional Investment Funds or managed by the Investment Managers acting as sub-advisers, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the Fund and Investment Funds are not held by the Adviser or institutional asset managers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

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FINANCIAL STATEMENTS

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Real Assets Fund LLC

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”) as of June 27, 2017. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Versus Capital Real Assets Fund LLC as of June 27, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Houston, Texas

August 8, 2017

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Versus Capital Real Assets Fund, LLC

Statement of Assets and Liabilities

As of June 27, 2017

ASSETS
Cash	$ 100,000

Total Assets	$ 100,000

LIABILITIES	– .

Net assets	$ 100,000

Shares outstanding (unlimited authorized)	4,000

Net asset value per share	$ 25.00

The accompanying notes are an integral part of this statement.

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Versus Capital Real Assets Fund, LLC

Notes to Financial Statement

As of June 27, 2017

NOTE 1: ORGANIZATION

Versus Capital Real Assets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware limited liability company on September 26, 2016.  The Fund intends to operate as an interval fund.  Versus Capital Advisors, LLC serves as the investment adviser (the “Adviser”) of the Fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets.  “Real Returns” are defined as total returns adjusted for the effects of inflation.

The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets.  “Real Returns” are defined as total returns adjusted for the effects of inflation.

The Fund will pursue this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”).  The Fund will invest in a select group of institutional investment funds exclusively focused on Real Asset Related Investments, as well as domestic and international public and private securities such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing).  The Fund will invest in institutional investment funds that accept investments on a continuous basis with quarterly or semi-annual repurchases.  Such continuously offered funds will have perpetual life terms that have no designated termination or liquidity date.  To a limited extent, the Fund may invest in certain closed-end institutional real asset funds that have minimums to close and maximum capital raise limitations (“targeted capital raises”), multi-year periods with limited or no liquidity (“investment lock-up periods”) and targeted termination or liquidity dates (“expected fund life terms”) (collectively with the continuously offered funds, the “Institutional Investment Funds”). The Fund may invest indirectly in properties located outside of the United States, including in any one non-U.S. country, which investments, in the aggregate, shall not exceed 50% of the Fund’s total assets.  The Fund may invest, either directly or indirectly, in the securities of non-U.S. issuers, including the securities of issuers located in any one non-U.S. country, which in the aggregate shall not exceed 50% of the Fund’s total assets.  This will allow the Fund to invest with a diverse group of managers across differing investment strategies, geographies and real asset classes.  The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct co-investments into timberland and agriculture/farmland assets.  The Fund will maintain voting control of the Subsidiary.  The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles.  Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. See “Calculation of Net Asset Value.”  For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies.  Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act.  For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary.

The Sub-REIT’s board of directors will consist of the same members as the Fund’s Board. The Sub-REIT will have the same officers as the Fund. The Sub-REIT will not have operational employees as all investments will be made through a lease structure and the physical assets will be operated by lessees. Additionally, the Sub-REIT will engage external management companies for property-level oversight of its investments.  It will make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries of the Sub-REIT.  Such wholly-owned subsidiaries will be special purpose vehicles established as single member limited liability companies for each investment.

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Versus Capital Real Assets Fund, LLC

Notes to Financial Statement

As of June 27, 2017

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund (the “Expense Limitation Agreement”) for a one-year period following the date the Registration Statement is declared effective (the “Limitation Period”) which limits the amount of expenses borne by the Fund to an amount not to exceed 0.30% per annum of the Fund’s net assets (the “Expense Cap”).  There is no recoupment of these expenses.  The following expenses are not included in the Expense Cap: (i) the Investment Management Fee, including any sub-advisory fees that are paid therefrom; (ii) fees of the Institutional Investment Funds in which the Fund invests; (iii) brokerage and distribution costs and expenses; (iv) interest payments; (v) extraordinary expenses; and (vi) taxes.  During the Limitation Period, in the event that the Fund incurs Specified Expenses that exceed the Expense Cap, the Adviser will reimburse the Fund for any such expenses paid or borne by the Fund and the Adviser may not recoup these reimbursements from the Fund.

Distribution Policy and Dividend Reimbursement Plan

Although the Fund cannot state with certainty when distributions will commence, once the Fund’s initial distribution has been made, the Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year through regular quarterly distributions to the shareholders of all or a portion of any dividends or investment income it earns on investments.  In addition, the Fund may make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by the Institutional Investment Funds and capital gains earned by the Fund from the disposition of the Institutional Investment Funds, together with any dividends or interest income earned from such investments.  The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.  Such distributions can be classified as ordinary income, qualified dividends, capital gains, return of capital or some combination thereof, and each classification shall be taxed differently on a shareholder’s tax returns.  The portion of the dividends classified as a return of capital is not currently considered taxable income, however, such return of capital shall reduce a shareholder’s cost basis in its investment and potentially increasing such shareholder’s taxable gain upon sale of its shares.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy.  A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification.  Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Intermediary that sold such shareholder his, her or its Shares, who will inform the Fund).  Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date.  A shareholder’s initially purchased Shares will not be subject to a “sales load,” as defined in the Investment Company Act (“Sales Load”), nor shall there be other charge for Shares issued upon reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.  The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

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Versus Capital Real Assets Fund, LLC

Notes to Financial Statement

As of June 27, 2017

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is expected to be approximately 30 days, but may vary from no more than 42 days to no less than 21 days. Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all shareholder repurchase requests and may require certain additional information.  In addition, certain clearing houses may require shareholders to submit repurchase requests only on the Repurchase Request Deadline.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account no more than 3 days after the Repurchase Pricing Date (the “Repurchase Payment Date”).  The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion, (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

The Fund may also repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares.

Investment Management Fee includes the quarterly Investment Management Fee paid to the Adviser at an annual rate of 1.15% of NAV, which accrues daily on the basis of the average daily NAV of the Fund.  Investment Management Fee also include fees and expenses of the Securities Sub-Advisers in their capacity as sub-advisers. Pursuant to the sub-advisory agreements that the Adviser has entered into, the Adviser will pay each of Brookfield, Lazard and AMP Capital an annual fee of up to 0.60% of the average daily NAV of the Fund assets which each such Securities Sub-Adviser manages.  Because the Investment Management Fee is calculated based on the Fund’s NAV, such fees will reduce the NAV of the Fund.  The Investment Management Fee is payable in arrears on a quarterly basis.

Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act and facilitates the distribution of the Shares.  The Fund, the Adviser and/or the Distributor may authorize one or more financial intermediaries that provide custodian and/or clearing services for institutional investors (e.g., banks, brokerages, trusts, etc., collectively referred to as “Intermediaries” and individually as “Intermediary”) to receive orders on behalf of the Fund.  Additionally, the Adviser has entered into servicing agreements to compensate certain Intermediaries providing such ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid as compensation for any sales or distribution activities.

NOTE 3:  FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

Pursuant to an investment management agreement dated April 7, 2017, the Fund will pay the Adviser a quarterly fee, in arrears, at an annual rate of 1.15% of the NAV (the "Investment Management Fee"), which will accrue daily on the basis of the average daily NAV of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund's assets. The Adviser will pay the Securities Sub-Advisers from its Investment Management Fee.

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Versus Capital Real Assets Fund, LLC

Notes to Financial Statement

As of June 27, 2017

The Adviser may waive some or all of its Investment Management Fee to limit the total operating expenses of the Fund to a specified level. These arrangements will be at the sole discretion of the Adviser and may be terminated at any time. The Fund shall not accrue and reimburse the Adviser for any such waivers. The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Managers.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation.

NOTE 4: OTHER SERVICE PROVIDERS

Bank of New York Mellon serves as the Funds' Administrator, Custodian, Accounting Agent and Transfer Agent.

NOTE 5: ORGANI ZATION AND OFFERING COSTS

The Adviser will absorb, and not seek reimbursement from the Fund, expenses incurred in connection with the Fund’s organizational expenses, initial and ongoing offering costs.  Total costs absorbed by the advisor for the period from September 26, 2016 through June 27, 2017 were approximately $344,000.

NOTE 6: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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